                                                                    EXHIBIT 99.4

                         ------------------------------



                               EXCHANGE AGREEMENT

                          dated as of December 31, 2001

                                  by and among

                                   CORAM, INC.

                                       and

                            NOTEHOLDERS NAMED HEREIN



                         ------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE 1  DEFINITIONS............................................................................................2

ARTICLE 2  THE PURCHASE OF THE DECEMBER 2001 PREFERRED STOCK.....................................................11

   2.1    Authorization of Issue.................................................................................11

   2.2    December 2001 Preferred Stock..........................................................................11

   2.3    December 2001 Notes....................................................................................11

   2.4    Closing................................................................................................11

ARTICLE 3  NOTEHOLDERS' REPRESENTATIONS..........................................................................12

   3.1    Investment Intention...................................................................................12

   3.2    Accredited Investor....................................................................................12

   3.3    Corporate Existence....................................................................................12

   3.4    Power; Authorization; Enforceable Obligations..........................................................12

   3.5    Ownership of Exchange Notes............................................................................13

   3.6    Information............................................................................................13

   3.7    No General Solicitation................................................................................13

   3.8    California Blue Sky....................................................................................13

   3.9    New York Blue Sky......................................................................................13

ARTICLE 4  COMPANY'S REPRESENTATIONS AND WARRANTIES..............................................................14

   4.1    Authorized and Outstanding Stock.......................................................................14

   4.2    Authorization and Issuance of the December 2001 Preferred Stock........................................14

   4.3    Securities Laws........................................................................................14

   4.4    Corporate Existence:  Compliance with Law..............................................................14

   4.5    Subsidiaries...........................................................................................15

   4.6    Corporate Power; Authorization; Enforceable Obligations................................................15

   4.7    Financial Condition....................................................................................15

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
   4.8    Properties.............................................................................................16

   4.9    Adverse Agreements, Etc................................................................................16

   4.10   Environmental Matters..................................................................................16

   4.11   Labor Matters..........................................................................................16

   4.12   Holding Company and Investment Company Acts............................................................17

   4.13   Taxes..................................................................................................17

   4.14   Litigation.............................................................................................17

   4.15   Brokers................................................................................................17

   4.16   Governmental Approvals.................................................................................17

   4.17   Patents, Trademarks, Copyrights and Licenses...........................................................18

   4.18   Compliance with Laws, Etc..............................................................................18

   4.19   ERISA..................................................................................................18

   4.20   Registration Under Exchange Act; Registration Rights...................................................19

   4.21   Full Disclosure........................................................................................19

   4.22   Insurance..............................................................................................19

   4.23   Joint Ventures.........................................................................................19

   4.24   Permits, Etc...........................................................................................19

ARTICLE 5  COVENANTS.............................................................................................20

   5.1    Affirmative and Financial Covenants....................................................................20

   5.2    Negative Covenants.....................................................................................23

   5.3    Certain Tax Matters....................................................................................25

   5.4    Status of Dividends....................................................................................26

ARTICLE 6  CONDITIONS PRECEDENT..................................................................................27

   6.1    Conditions Precedent...................................................................................27

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
   6.2    Additional Conditions..................................................................................28

ARTICLE 7  SECURITIES LAW MATTERS................................................................................28

   7.1    Legends................................................................................................28

ARTICLE 8  INDEMNIFICATION.......................................................................................29

ARTICLE 9  EXPENSES..............................................................................................29

ARTICLE 10  MISCELLANEOUS........................................................................................29

   10.1   Notices................................................................................................29

   10.2   Binding Effect; Benefits...............................................................................30

   10.3   Amendment..............................................................................................31

   10.4   Successors and Assigns; Assignability..................................................................31

   10.5   Remedies...............................................................................................31

   10.6   Section and Other Headings.............................................................................31

   10.7   Severability...........................................................................................31

   10.8   Counterparts...........................................................................................31

   10.9   Publicity..............................................................................................32

   10.10     Governing Law; Waiver of Jury Trial.................................................................32

   10.11     Bankruptcy Court Subservience.......................................................................32

   10.12     December 2000 Exchange Agreement....................................................................32

SCHEDULES

Schedule 1.1(a)   December 2000 Notes
Schedule 1.1(b)   December 2001 Notes
Schedule 4.1      Stockholders and Stock
Schedule 4.5      Subsidiaries
Schedule 4.6      Enforceable Obligations
Schedule 4.7      Financial Condition
Schedule 4.8      Properties
Schedule 4.13     Taxes
Schedule 4.14     Litigation
Schedule 4.16     Governmental Approvals
Schedule 4.17     Patents, Trademarks, Copyrights and Licenses.
Schedule 4.22     Insurance
Schedule 4.23     Joint Ventures
Schedule 4.24     Permits
Schedule 5.2(a)   Existing Investments
Schedule 5.2(e)   Permitted Liens
Schedule 5.2(f)   Permitted Indebtedness

EXHIBITS

Exhibit A         Amended and Restated Bylaws
Exhibit B         Amended and Restated Certificate of Designation
Exhibit C         Opinion of Reed Smith, LLP
Exhibit D         Opinion of David Schwab, Esq.
Exhibit E         Bankruptcy Court Order

                               EXCHANGE AGREEMENT

                  THIS EXCHANGE AGREEMENT, dated as of December 31, 2001, by and among CORAM, INC., a Delaware corporation (the "COMPANY"), GOLDMAN SACHS CREDIT PARTNERS, L.P. ("GSCP"), CERBERUS PARTNERS, L.P. ("CERBERUS") and FOOTHILL CAPITAL CORPORATION ("FOOTHILL") (GSCP, Cerberus and Foothill collectively referred to herein as "NOTEHOLDERS" and individually as a "NOTEHOLDER").

                                    Recitals

                  WHEREAS, pursuant to a Securities Exchange Agreement, dated as of May 6, 1998, among the Company, Coram Healthcare Corporation, a Delaware corporation ("HOLDINGS"), and Noteholders, as amended (the "SECURITIES EXCHANGE AGREEMENT"), the Company was indebted to Noteholders, on or about the date thereof, in the aggregate principal amount of approximately $251,007,471, of which $158,923,372 related to the Series A Notes held by Noteholders and $92,084,099 related to the Series B Notes held by Noteholders (such Notes being collectively referred to as the "MAY 1998 NOTES");

                  WHEREAS, on August 8, 2000, the Company and Holdings commenced cases (the "CHAPTER 11 CASES") under Chapter 11 of Title 11 of the United States Code (the "BANKRUPTCY CODE") in the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT");

                  WHEREAS, pursuant to an Exchange Agreement, dated as of December 29, 2000, by and among the Company and Noteholders, as amended (the "DECEMBER 2000 EXCHANGE AGREEMENT"), Noteholders exchanged $97,715,434 of the Series A Notes and forgave $11,610,542 of accrued but unpaid interest on the May 1998 Notes for the period from July 16, 2000 to December 29, 2000 for an aggregate of 905 shares (together with any shares issued as dividends under Section 3(b) of the Amended and Restated Certificate of Designation prior to the date hereof, the "DECEMBER 2000 PREFERRED STOCK") of the Series A Preferred Stock, $0.001 par value per share, of the Company, the terms of which are set forth in the Amended and Restated Certificate of Designation (the "SERIES A PREFERRED STOCK");

                  WHEREAS, following the consummation of the transactions contemplated by the December 2000 Exchange Agreement, Noteholders held $61,207,938 aggregate principal amount of the Series A Notes and retained $92,084,099 principal amount the Series B Notes (such Notes being collectively referred to as the "DECEMBER 2000 NOTES");

                  WHEREAS, the Company has requested Noteholders to exchange $21,000,000 of the Series A Notes and to forgive $1,900,500 of accrued but unpaid interest on the December 2000 Notes for the period from December 29, 2000 to December 31, 2001 (such December 2000 Notes being exchanged hereby being referred to as the "EXCHANGE NOTES") for their pro rata share of 189.5705 shares of the Series A Preferred Stock (the "DECEMBER 2001 PREFERRED STOCK" and, together with the December 2000 Preferred Stock, the "PREFERRED STOCK");

                  WHEREAS, following the consummation of the transactions contemplated by this Agreement, Noteholders will hold $40,207,938 aggregate principal amount of the Series A Notes and will retain $92,084,099 principal amount the Series B Notes (such Notes being collectively referred to as the "DECEMBER 2001 NOTES"); and

                  WHEREAS, following the consummation of the transactions contemplated by this Agreement, Noteholders will own the Preferred Stock, which shall constitute all of the issued and outstanding shares of Series A Preferred Stock.

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                  "ACQUISITION THRESHOLD" shall mean 20% of the gross fixed assets of Holdings, as reflected on the most recent consolidated balance sheet provided to Noteholders pursuant to Section 5.1(b)(iii) of this Agreement.

                  "AFFILIATE" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Noteholder be considered an "Affiliate" of the Company or any of its Subsidiaries.

                  "AMENDED AND RESTATED BYLAWS" shall mean the Bylaws of the Company, as amended and restated on December 31, 2001, a copy of which is attached hereto as Exhibit A.

                  "AMENDED AND RESTATED CERTIFICATE OF DESIGNATION" shall mean the Certificate of Amendment of Certificate of Designation of the Company, filed with the Delaware Secretary of State on December 31, 2001, a copy of which is attached hereto as Exhibit B.

                  "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION" shall mean the Certificate of Amendment and Restatement of Certificate of Incorporation of the Company, filed with the Delaware Secretary of State on December 29, 2000.

                  "BANKRUPTCY CODE" shall have the meaning set forth in the recitals hereof.

                  "BANKRUPTCY COURT" shall have the meaning set forth in the recitals hereof.

                  "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to close in the State of New York.

                  "BUSINESS PLAN" means a schedule of projected cash receipts, cash disbursements and monthly cash flows of the Company and its Subsidiaries prepared on an annual basis.

                  "CAPITAL LEASE" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as a capital lease in a note to such balance sheet, other than, in the case of the Company or a Subsidiary of the Company, any such lease under which the Company or such Subsidiary is the lessor.

                  "CAPITAL LEASE OBLIGATION" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

                  "CASH EQUIVALENTS" shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 90 days from the date of acquisition thereof; (ii) commercial paper, maturing not more than 90 days after the date of issue rated P- I by Moody's Investors Service, Inc. and its successors ("MOODY'S") or A- I by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. or any successor ("STANDARD & POOR'S"); (iii) certificates of deposit maturing not more than 90 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof; (v) money market accounts maintained with mutual funds having assets in excess of $2,000,000,000; and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

                  "CERBERUS" shall have the meaning set forth in the preamble hereof.

                  "CHAPTER 11 CASES" shall have the meaning set forth in the recitals hereof.

                  "CLOSING" shall have the meaning set forth in Section 2.4 hereof.

                  "CLOSING DATE" shall have the meaning set forth in Section 2.4 hereof.

                  "COMMON STOCK" shall mean the common stock, $1.00 par value per share, of the Company.

                  "COMPANY" shall have the meaning set forth in the recitals hereof.

                  "CONTEST" shall have the meaning set forth in Section 5.3(c) hereof.

                  "DECEMBER 2000 EXCHANGE AGREEMENT" shall have the meaning set forth in the recitals hereof.

                  "DECEMBER 2000 NOTES" shall have the meaning set forth in the recitals hereof, which are more fully set forth in Schedule 1.1(a).

                  "DECEMBER 2000 PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

                  "DECEMBER 2001 NOTES" shall have the meaning set forth in the recitals hereof, which are more fully set forth in Schedule 1.1(b).

                  "DECEMBER 2001 PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

                  "DEFAULT" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

                  "DIVIDENDS DEDUCTION LAWS" shall have the meaning set forth in
Section 5.4 hereof.

                  "DIVIDENDS-RECEIVED DEDUCTION" shall have the meaning set forth in Section 5.3(a) hereof.

                  "EMPLOYEE PLAN" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date hereof) for employees of the Company or any of its ERISA Affiliates.

                  "ENVIRONMENTAL ACTIONS" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of the Company or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by the Company or any of its Subsidiaries or any predecessor in interest.

                  "ENVIRONMENTAL LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 180 1, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.), the Federal Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C.
Section 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, pen-nit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

                  "ERISA AFFILIATE" shall mean, with respect to the Company, any trade or business (whether or not incorporated) under common control with the Company and which, together with the Company, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC, excluding Noteholders and each other person which would not be an ERISA Affiliate if Noteholders did not own any issued and outstanding shares of Stock of the Company.

                  "EVENT OF DEFAULT" shall mean (i) the occurrence of (A) any breach of any covenant set forth in Section 5.2 of this Agreement that remains uncured for a period of 15 days after receipt by the Company of written notice thereof by Noteholders, (B) the non-payment of any dividend when due, or (C) the commencement by the Company or any of its Subsidiaries of a voluntary case (other than the Chapter 11 Cases) or the consent to or entry of an order for relief by a court of competent jurisdiction against the Company or its Subsidiaries, appointing a custodian of the Company or for all or substantially all of its property, making a general assignment for the benefit of the Company's creditors, ordering the liquidation of the Company or its Subsidiaries or if the Company is generally not paying its debts as they become due, in which case of (A), (B) or (C), Noteholders, shall be entitled to exercise any available remedies under the Amended and Restated Certificate of Designation (subject to the Stockholder Agreement), or (ii) the occurrence of any breach of any representation or warranty in any material respect, or of any other agreement of the Company or any covenant set forth in Section 5.1 of this Agreement, in each case which remains uncured for a period of 45 days after receipt by the Company of written notice thereof by Noteholders, in which case Noteholders shall be entitled to exercise all available remedies other than the election of additional directors to the board of directors of the Company under
Section 5 of the Amended and Restated Certificate of Designation.

                  "EXCESS DISTRIBUTION" shall have the meaning set forth in
Section 5.3(a) hereof.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  "EXCHANGE NOTES" shall have the meaning set forth in the recitals hereof.

                  "FINAL DETERMINATION" shall have the meaning, set forth in
Section 5.3(b).

                  "FISCAL YEAR" shall mean the twelve-month period ending December 31. Subsequent changes of the fiscal year of the Company shall not change the term "Fiscal Year," unless Noteholders shall consent in writing to such changes.

                  "FOOTHILL" shall have the meaning set forth in the preamble hereof.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                  "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GROSS-UP PAYMENT" shall have the meaning set forth in Section 5.3(a) hereof.

                  "GSCP" shall have the meaning set forth in the preamble hereof.

                  "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof; provided, however, that Guaranteed Indebtedness shall not include guarantees by the Company or its Subsidiaries of Indebtedness or other obligations of the Company or its Subsidiaries.

                  "HAZARDOUS MATERIALS" means (i) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (ii) petroleum and its refined products; (iii) polychlorinated biphenyls; (iv) any substance exhibiting a hazardous waste characteristic, including but not limited to, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and
(v) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing hazardous substances; provided, however, (x) in the event that any Environmental Law is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (y) to the extent that the applicable laws of any state establish a meaning for "hazardous material," "hazardous substance", "hazardous waste," "solid waste" or "toxic substance" which is broader than that specified in any federal Environmental Law, such broader meaning shall apply in the relevant state.

                  "HOLDINGS" shall have the meaning set forth in the preamble hereof.

                  "INDEBTEDNESS" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all Capital Lease Obligations, (v) all Guaranteed Indebtedness, (vi) all Indebtedness referred to in clause (i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness and (vii) all liabilities under Title IV of ERISA.

                  "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

                  "IRS" shall mean the Internal Revenue Service, or any successor thereto.

                  "JOINT VENTURE" shall mean with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association, or other entity of which 50% or less of (A) the outstanding Stock having (in the absence of contingencies) ordinary voting power to vote in the election of one or more members of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company, or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

                  "LIEN" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest as to assets owned by the relevant Person under the Uniform Commercial Code or comparable law of any jurisdiction).

                  "LOSSES" shall have the meaning set forth in Article 8 hereof.

                  "MATERIAL ADVERSE EFFECT" shall mean material adverse effect on the business, assets, operations, prospects or financial or other condition of the Company and its Subsidiaries, if any, taken as a whole.

                  "MAY 1998 NOTES" shall have the meaning set forth in the recitals hereof.

                  "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which the Company, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make contributions on behalf of participants who are or were employed by any of them.

                  "NOTEHOLDER" or "NOTEHOLDERS" shall have the meaning set forth in the preamble hereof. "NOTEHOLDERS" shall also include, for purposes of
Article 3, any designee of a Noteholder that holds any or all of such Noteholder's shares of the December 2001 Preferred Stock.

                  "PAYMENT DATE" shall have the meaning set forth in Section 5.3(b) hereof.

                  "PERMITTED INDEBTEDNESS" shall mean, with respect to the Company, (a) any Indebtedness existing on the date hereof as set forth in
Schedule 5.2(f) and any extensions, renewals, or replacements of such Indebtedness to the extent that (i) the aggregate principal amount of such Indebtedness is not at any time increased, (ii) no material terms applicable to such Indebtedness shall be more favorable to the extending, renewing or replacement lenders than the terms that are applicable to the holders of such Indebtedness on the date hereof, and (iii) the interest rate applicable to such Indebtedness shall be a market interest rate as of the time of such extension, renewal, or replacement; (b) Indebtedness secured by Liens permitted by clauses
(f), (h) and (j) of the definition of the term Permitted Liens; (c) intercompany Indebtedness between (i) the Company and any wholly owned Subsidiary or (ii) any wholly owned Subsidiary and any other wholly owned Subsidiary; (d) any reimbursement obligations of the Company or its Subsidiaries in connection with letters of credit issued by financial institutions for the account of the Company; (e) any Capital Lease Obligation of the Company or its Subsidiaries, entered into in the ordinary course of business and consistent with past practices; and (f) Indebtedness owing by a Subsidiary existing at the time such Subsidiary was acquired (or assumed by the Company or such Subsidiary at the time assets of such Subsidiary were acquired) and any extensions, renewals, or replacements of such Indebtedness to the extent that (i) the aggregate principal amount of such Indebtedness is not at any time increased, (ii) no material terms applicable to such Indebtedness shall be more favorable to the extending, renewing or replacement lenders than the terms that are applicable to the holders of such Indebtedness on the date hereof and (iii) the interest rate applicable to such Indebtedness shall be a market interest rate as of the time of such extension, renewal or replacement, provide, however, that, such Indebtedness was not incurred or created in connection with or in contemplation of such acquisition.

                  "PERMITTED LIENS" shall mean (a) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 5.1(d) unless such taxes, assessments or charges are being contested by the Company in good faith; (b) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money); (c) Liens existing on the on the date hereof, as set forth on Schedule 5.2(e), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby; (d) deposits and pledges securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits,
(ii) the performance of bids, tenders, leases, contracts, including those for utilities (other than for the payment of money) and statutory obligations, or
(iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due; (e) easements, zoning restrictions, and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any of the Company or its Subsidiaries in the normal conduct of such Person's business; (f) Liens upon real or personal property acquired or held in the ordinary course of business at the time of acquisition or improvement of such property to secure the purchase price thereof or incurred solely to finance the acquisition or improvement of such property, provided that (A) such Liens do not cover property other than the property acquired or improved, and (B) the Indebtedness secured by, such Liens does not in any case exceed the lesser of the cost or fair market value of such property at the time of such acquisition; (g) Liens incurred in connection with the Capital Lease Obligations of the Company or its Subsidiaries, entered into in the ordinary course of business and consistent with past practices; (h) Liens to secure insurance cancellation premiums relating to insurance maintained by the Company for Noteholders in the ordinary course of business; (i) Liens on cash collateral pledged to support reimbursement obligations with respect to the letters of credit described in clause (e) of the definition of Permitted Indebtedness; and
(j) Liens to secure Indebtedness incurred by the Company under or in connection with a revolving loan or other credit facility, which facility is (i) approved by an order of the Bankruptcy Court and (b) funded by one or more of the Noteholders or any of their Affiliates.

                  "PERSON" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body, or department thereof).

                  "PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

                  "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping, or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

                  "REMEDIAL ACTION" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. 9601.

                  "RESTRICTED PAYMENT" shall mean (i) the declaration of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of the Company's Stock or (ii) any payment on account of the purchase, redemption, or other retirement of the Company's Stock, or any other payment or distribution made in respect of any Stock of the Company, either directly or indirectly.

                  "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                  "SECURITIES EXCHANGE AGREEMENT" shall have the meaning set forth in the recitals hereof.

                  "SERIES A NOTES" shall mean the Series A Senior Subordinated Notes issued by the Company to Noteholders in connection with the Securities Exchange Agreement, together with any notes issued in substitution therefor.

                  "SERIES A PREFERRED STOCK" shall have the meaning set forth in the recitals hereof.

                  "SERIES B NOTES" shall mean the Series B Senior Subordinated Convertible Notes issued by the Company to Noteholders issued in connection with the Securities Exchange Agreement, together with any notes issued in substitution therefor.

                  "STOCK" shall mean all shares, options, warrants, general or limited partnership interests, limited liability company membership interest, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                  "STOCKHOLDER AGREEMENT" shall mean the Stockholder Agreement, dated as of December 29, 2000, by and among the Company, Noteholders and each of the other stockholders party thereto, as amended on the date hereof and as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY" shall mean with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association, or other entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or
(ii) of which more than 50% of (A) the outstanding Stock having (in the absence of contingencies) ordinary voting power to vote in the election of one or more members of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company, or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

                  "TRANSACTION DOCUMENTS" shall mean this Agreement, the Amended and Restated Certificate of Incorporation, the Amended and Restated Certificate of Designation, the Amended and Restated Bylaws, the Stockholder Agreement, Amendment No. 5 to Securities Exchange Agreement, the December 2001 Notes and guarantees contemplated thereby.

                  "WARN" shall have the meaning set forth in Section 4.19.

                  References to this "AGREEMENT" shall mean this Exchange Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. The words "herein," "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

                                    ARTICLE 2

                THE PURCHASE OF THE DECEMBER 2001 PREFERRED STOCK

         2.1 Authorization of Issue. Prior to the Closing, the Company shall have duly authorized the delivery of the December 2001 Preferred Stock to the Noteholders in connection with the exchange set forth below.

         2.2 December 2001 Preferred Stock. Subject to the terms and conditions set forth in this Agreement, each of Noteholders exchanges its pro rata share of the Exchange Notes on the Closing Date for its pro rata share of the December 2001 Preferred Stock on the terms and subject to the conditions set forth herein and containing the terms, preferences and limitations set forth in the Amended and Restated Certificate of Designation, such December 2001 Preferred Stock to be issued and delivered to Noteholders by the Company as follows: (a) Cerberus to receive 67.8585 shares; (b) GSCP or its designee to receive 86.1639 shares; and (c) Foothill to receive 35.5481 shares.

         2.3. December 2001 Notes. Subject to the terms and conditions set forth in this Agreement, the Company shall execute and deliver to Noteholders the December 2001 Notes in substitution for the December 2000 Notes on the terms and subject to the conditions set forth herein and containing the terms and limitations set forth in the December 2001 Notes, such Notes to be delivered to the Noteholders as follows: (a) Cerberus to receive a Series A Note in the aggregate principal amount of $14,392,797.20 and a Series B Note in the aggregate principal amount of $32,962,340.54; (b) GSCP to receive a Series A
Note in the aggregate principal amount of $18,275,371.22 and a Series B Note in the aggregate principal amount of $41,854,200.46; and (c) Foothill to receive a Series A Note in the aggregate principal amount of $7,539,769.58 and a Series B
Note in the aggregate principal amount of $17,267,558.00.

         2.4 Closing. The closing of the exchange of the Exchange Notes for the issuance of the December 2001 Preferred Stock and the delivery of the December 2001 Notes (the "CLOSING") shall take place on December 31, 2001, or such date and time as shall be mutually agreed to by the parties hereto (the "CLOSING DATE"), but in any event no later than December 31, 2001, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, or such other place as shall be mutually agreed to by the parties hereto. On the Closing Date, the Company will deliver to each Noteholder, in exchange for its pro rata share of the Exchange Notes, (a) certificates representing such Noteholder's pro rata share of the December 2001 Preferred Stock registered in such names and in such denominations as such Noteholder requests, and (b) notes representing such Noteholder's pro rata share of the December 2001 Notes.

                                    ARTICLE 3

                          NOTEHOLDERS' REPRESENTATIONS

                  Each Noteholder, severally and not jointly, makes the following representations and warranties to the Company, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

         3.1 Investment Intention. Such Noteholder is acquiring the December 2001 Preferred Stock for its own account, for investment purposes and not with a view to the distribution thereof. Such Noteholder will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate, or otherwise dispose of any of the December 2001 Preferred Stock (or solicit any offers to buy, purchase, or otherwise acquire any of the December 2001 Preferred Stock), except in compliance with the Securities Act.

         3.2 Accredited Investor. Such Noteholder is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and is able to afford a complete loss of such investment. Such Noteholder's investment in the Company is reasonable in relation to such Noteholder's net worth and financial needs, and such Noteholder is able to bear the economic risk of losing its entire investment in the December 2001 Preferred Stock. Such Noteholder has adequate means of providing for such Noteholder's current needs and contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of such Noteholder's entire investment.

         3.3 Corporate Existence. Such Noteholder is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization.

         3.4 Power; Authorization; Enforceable Obligations. The execution, delivery, and performance by such Noteholder of this Agreement and the other Transaction Documents to be executed by it: (i) are within such Noteholder's corporate or partnership power, as the case may be; (ii) have been duly authorized by all necessary corporate or partnership action, as the case may be;
(iii) are not in contravention of any provision of such Noteholders' certificate of incorporation, by-laws, partnership agreement or other similar organizational document; and (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality binding on such Noteholder. This Agreement and the other Transaction Documents to which such Noteholder is a party have each been duly executed and delivered by such Noteholder and constitute the legal, valid, and binding obligations of such Noteholder, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

         3.5 Ownership of Exchange Notes. Such Noteholder is the beneficial owner of, and has good and marketable title to, the Exchange Notes it will exchange pursuant to terms of this Agreement and on the Closing Date will deliver for exchange their interests in such Exchange Notes free and clear of all Liens, options, purchase rights, contracts, equities claims, and demands. Such Noteholder is not a party to any option, warrant purchase right, or other contract or commitment that could require such Noteholder to sell, transfer or dispose of any of such Exchange Notes.

         3.6 Information. Such Noteholder is in a position regarding the Company, which, based upon its relationship or economic bargaining power, enabled and enables such Noteholder to obtain information from the Company in order to evaluate the merits and risks of such Noteholder's investment in the December 2001 Preferred Stock. The Company has made available to such Noteholder, at a reasonable time prior to its purchase of the December 2001 Preferred Stock, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any additional information relating to the Company, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to it or otherwise to make an informed investment decision. No statement, printed material or inducement was given or made by the Company or anyone on its behalf which is contrary to the written information disclosed to such Noteholder.

         3.7 No General Solicitation. Such Noteholder has not been offered the December 2001 Preferred Stock by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         3.8 California Blue Sky. Foothill understands that the sale of the December 2001 Preferred Stock that is the subject of this Agreement has not been qualified with the Commissioner of Corporation of the State of California and the issuance of the December 2001 Preferred Stock or the payment or receipt of any part of the consideration therefor prior to the qualification is unlawful, unless the sale of the December 2001 Preferred Stock is exempt from the qualification by Section 25100, 25102, or 25105 of the California Corporations Code. Such Noteholder further understands that the rights of all parties to this Agreement are expressly conditioned upon the qualification being obtained, unless the sale is so exempt.

         3.9 New York Blue Sky. Each of Cerberus and GSCP or its designee is a "financial institution" or "institutional buyer" as defined in Section 359-e of the New York General Business Law.

                                    ARTICLE 4

                    COMPANY'S REPRESENTATIONS AND WARRANTIES

                  The Company makes the following representations and warranties to each Noteholder as of the date hereof, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

         4.1 Authorized and Outstanding Stock. After giving effect to the Closing, the authorized Stock of the Company consists of (a) 1,000,000 shares of Common Stock, of which 1,000 shares are issued and outstanding, and (b) 10,000 shares of preferred stock, $0.001 par value per share, of the Company, of which 2,500 shares are designated as the Series A Preferred Stock, of which 1,241.1047 shares will be issued and outstanding after giving effect to the transactions contemplated by this Agreement. All of such issued and outstanding shares, including, without limitation, the December 2001 Preferred Stock, are validly issued, fully paid and non-assessable. Schedule 4.1 hereto contains a complete and correct list of all stockholders of the Company and the number of shares owned by each. Except as set forth on Schedule 4.1, (i) there is no existing option, warrant, call, commitment or other agreement to which the Company is a party requiring, and there are no convertible securities of the Company outstanding which upon conversion would require or permit, the issuance of any additional shares of Stock of the Company or other securities convertible into shares of equity securities of the Company, other than, under certain circumstances, the issuance of Common Stock or the Series A Preferred Stock in lieu of cash dividends on the Series A Preferred Stock and (ii) there are no agreements to which the Company is a party or, to the knowledge of the Company, to which any stockholder or warrant holder of the Company is a party, with respect to the voting or transfer of the Stock of the Company or with respect to any other aspect of the Company's affairs, other than the Stockholder Agreement. There are no stockholders' preemptive rights or rights of first refusal or other similar rights with respect to the issuance of Stock by the Company, other than pursuant to the Transaction Documents.

         4.2 Authorization and Issuance of the December 2001 Preferred Stock. The issuance of the December 2001 Preferred Stock has been duly authorized by all necessary corporate action on the part of the Company and, upon delivery to Noteholders of certificates therefor in exchange for the Exchange Notes in accordance with the terms hereof, the December 2001 Preferred Stock will have been validly issued and fully paid and non-assessable, free and clear of all pledges, liens, encumbrances, and preemptive rights, except as provided in the Stockholder Agreement.

         4.3 Securities Laws. In reliance on the investment representations contained in Article 3, the offer, issuance, sale, and delivery of the December 2001 Preferred Stock, as provided in this Agreement, are exempt from the registration requirements of the Securities Act and all applicable state securities laws, and are otherwise in compliance with such laws. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the December 2001 Preferred Stock under the Securities Act and the rules and regulations of the SEC thereunder) which might subject the offering, issuance or sale of the December 2001 Preferred Stock to the registration requirements of Section 5 of the Securities Act.

         4.4 Corporate Existence: Compliance with Law. The Company and each of its Subsidiaries, if any, (i) is a corporation, limited liability company, limited partnership, or unincorporated joint venture duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver each Transaction Document to which it is a party and consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be qualified or in good standing is not reasonably likely to have a Material Adverse Effect.

         4.5 Subsidiaries. Schedule 4.5 is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Stock of all Subsidiaries of the Company in existence on the date hereof. All of the issued and outstanding shares of Stock of such Subsidiaries have been validly issued and are fully paid and non-assessable, and the holders thereof are not entitled to any preemptive, first refusal, or other similar rights. Except as indicated on such Schedule, all such Stock is owned by the Company directly or indirectly through one or more of its wholly-owned Subsidiaries, free and clear of all Liens (other than Permitted Liens), and there are no options, warrants, rights to purchase, or similar rights covering Stock for any such Subsidiary.

         4.6 Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by the Company of this Agreement, the other Transaction Documents to which it is a party and all instruments and documents to be delivered by the Company, the issuance and sale of the December 2001 Preferred Stock and the consummation of the other transactions contemplated by any of the foregoing: (i) have been duly authorized by all necessary action,
(ii) except for such conflicts for which consents have been obtained, do not and will not contravene its charter or by-laws, its limited liability company, or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any material contractual restriction binding on or otherwise affecting its operations or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (iv) except as set forth in Schedule 4.6, do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except where such contravention, creation, suspension, revocation, impairment, forfeiture, or nonrenewal is not reasonably likely to have a Material Adverse Effect. This Agreement and each of the other Transaction Documents being delivered on the date hereof have been duly executed and delivered by the Company and Subsidiaries named therein and will be the legal, valid and binding obligation of the Company and each Subsidiary that is a party thereto, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights and to general principles of equity.

         4.7 Financial Condition. (a) Except as set forth on Schedule 4.7, since December 31, 2000, no event or development has occurred that has had or is reasonably likely to have a Material Adverse Effect.

                  (b) The Company has heretofore furnished to Noteholders consolidated balance sheets and statements of operations and cash flows of Holdings dated as of

December 31, 2000, which have been audited by and accompanied by the opinion of independent public accountants. Such balance sheets and statements of operations and cash flows present fairly in all material respects the consolidated financial condition and results of operations of Holdings and its consolidated Subsidiaries as of the dates and for the periods indicated, and such audited balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of Holdings and its consolidated Subsidiaries, as of the dates thereof.

         4.8 Properties. Except as disclosed on Schedule 4.8, (i) each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all property and assets material to its business, free and clear of all Liens except Permitted Liens. The properties are in good working order and condition, ordinary wear and tear excepted. Schedule 4.8 sets forth a complete and accurate list of all real property owned or leased by each of the Company and its Subsidiaries, and (ii) each of the Company and its Subsidiaries has complied with all obligations under all leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect, except for any instances of noncompliance and such failures of such leases to be in full force and effect that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

         4.9 Adverse Agreements, Etc. Except (A) the Chapter 11 Cases and (B) as set forth on Schedule 4.14, none of the Company nor its Subsidiaries is subject to any charter, limited liability company agreement, partnership agreement, or other corporate, partnership, or limited liability company restriction or any judgment, order or ruling of a court or other Governmental Authority that is reasonably likely to have a Material Adverse Effect.

         4.10 Environmental Matters. Except where such noncompliance, Release, or Environmental Action is not reasonably likely to have a Material Adverse Effect, (i) the operations of each of the Company and its Subsidiaries are in compliance in all material respects with Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any of the Company and its Subsidiaries or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any of the Company and its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any of the Company and its Subsidiaries or any predecessor in interest nor does any of the Company and its Subsidiaries have knowledge or notice of any threatened or pending Environmental Action against any of the Company and its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any of the Company and its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect.

         4.11 Labor Matters. There is (i) no unfair labor practice complaint pending or, to the best knowledge of any of the Company and its Subsidiaries, threatened against any of the Company and its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or, to the best knowledge of any of the Company and its Subsidiaries threatened against any of the Company and its Subsidiaries which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage, or similar action or grievance pending or, to the best knowledge of the Company and its

Subsidiaries, threatened against any of the Company and its Subsidiaries, except employee grievances that are not reasonably likely to have a Material Adverse Effect, and (iii) to the best knowledge of the Company and any of its Subsidiaries, no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any of them.

         4.12 Holding Company and Investment Company Acts. None of the Company or any of its Subsidiaries is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended or
(ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         4.13 Taxes. All Federal, state and local tax returns and other reports required by applicable law to be filed by the Company or its Subsidiaries have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon the Company or its Subsidiaries or any property of the Company or its Subsidiaries and which have become due and payable on or prior to the date hereof have been paid, except (i) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine, or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof, or (ii) where the failure to make such filing, extension or, payment is not reasonably likely to have a Material Adverse Effect. As of the date hereof, except as set forth on Schedule 4.13, no federal income tax returns of the Company or its Subsidiaries are being audited by the IRS and neither the Company nor its Subsidiaries has as of the date hereof requested or been granted any extension of time to file any federal, state, local, or foreign tax return. Except as set forth on Schedule 4.13, none of the Company nor its Subsidiaries is a party to or has any obligation under any tax sharing agreement.

         4.14 Litigation. Except as set forth in Schedule 4.14, there is no pending or, to the knowledge of the Company or any of its Subsidiaries, threatened action, suit or proceeding affecting the Company or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator that is reasonably likely to have a Material Adverse Effect or relates to any Transaction Document or any transaction contemplated hereby or thereby or that, if adversely determined, is reasonably likely to have a Material Adverse Effect.

         4.15 Brokers. No broker or finder acting on behalf of the Company or any of its Subsidiaries brought about the consummation of the transactions contemplated pursuant to this Agreement and neither the Company nor any of its Subsidiaries has any obligation to any Person in respect of any finder's or brokerage fees (or any similar obligation) in connection with the transactions contemplated by this Agreement. The Company is solely responsible for the payment of all such finder's or brokerage fees, if any.

         4.16 Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any of the Company or its Subsidiaries of any Transaction Document to which it is or will be a party, except (i) as set forth in Schedule 4.16, (ii) notice filings that may be required by applicable state "blue sky" laws and Federal securities laws, and (iii) where the failure to obtain such authorization or approvals, or to provide such notice or filing, with any Governmental Authority is not reasonably likely to have a Material Adverse Effect.

         4.17 Patents, Trademarks, Copyrights and Licenses. Each of the Company and its Subsidiaries owns or licenses or otherwise has the right to use all licenses, permits, trademarks, trademark applications, patents, patent applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect. Set forth on Schedule 4.17 hereto is a complete and accurate list as of the date hereof of all trademarks, trademark applications and tradenames, material licenses, permits, patents, patent applications, service marks, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of each of the Company and its Subsidiaries. No slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by the Company or its Subsidiaries infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. To the best knowledge of each of the Company and its Subsidiaries, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard, or code is pending or proposed, which, individually or in the aggregate, that is reasonably likely to have a Material Adverse Effect.

         4.18 Compliance with Laws, Etc. None of the Company nor its Subsidiaries is in violation of its organizational documents, any material law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its material property or assets, including, without limitation, any Physician Self-Referral Laws, and no Default or Event of Default has occurred and is continuing.

         4.19 ERISA. Except where any violation is not reasonably likely to have a Material Adverse Effect, (i) each Employee Plan is in substantial compliance with ERISA and the IRC, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the IRS and delivered to Noteholders, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status,
(iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the IRC at any time during the Previous 60 months, and
(v) no Lien imposed under the IRC or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the IRC at any time during the previous 60 months. None of the Company, its Subsidiaries, or any of their ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or are aware of any facts indicating that the Company, its Subsidiaries, or any of their ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the IRC, none of the Company, its Subsidiaries, or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(l) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Company, its Subsidiaries or any of its ERISA Affiliates or coverage after a participant's termination of employment. None of the Company, its Subsidiaries or any of their ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied.

         4.20 Registration Under Exchange Act, Registration Rights. Neither the Company nor any of its Subsidiaries has registered any class of its securities pursuant to Section 12 of the Exchange Act and no such registration is required by the Exchange Act. Neither the Company nor any of its Subsidiaries is under any obligation to register, under the Securities Act, any of its presently outstanding securities or any securities which may hereafter be issued.

         4.21 Full Disclosure. Each of the Company and its Subsidiaries has disclosed to Noteholders all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that are reasonably likely to have a Material Adverse Effect. None of the other reports, financial statements, certificates, or other information taken as a whole furnished by or on behalf of any of the Company and its Subsidiaries to Noteholders in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided, however, that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         4.22 Insurance. Each of the Company and its Subsidiaries keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability Insurance, which shall include product liability insurance, in the amount customary with the Company in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by Noteholders. Schedule
4.22 sets forth a list of all insurance maintained by each of the Company and its Subsidiaries on the date hereof.

         4.23 Joint Ventures. The Company and its Subsidiaries do not own, directly or indirectly, any equity interest in any Person other than the Subsidiaries listed on Schedule 4.5 and the Joint Ventures listed on Schedule
4.23. Schedule 4.23 sets forth as of the date hereof a list of all Joint Ventures in which any of the Company and its Subsidiaries has an equity interest and the direct or indirect percentage ownership interest of such Person therein.

         4.24 Permits, Etc. Except as set forth on Schedule 4.24, (A) each of the Company and its Subsidiaries has, and is in compliance with, all material permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, except where the failure to possess or noncompliance is not reasonably likely to have a Material Adverse Effect and (B) no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture, or non-renewal of any such permit, license, authorization, approval, entitlement, or accreditation, and there is no claim that any thereof is not in full force and effect.

                                    ARTICLE 5

                                    COVENANTS

         5.1 Affirmative and Financial Covenants. The Company covenants and agrees that from and after the date hereof (except as otherwise provided herein, or unless Noteholders have given their prior written consent) so long as any shares of the December 2001 Preferred Stock are outstanding:

                  (a) Books and Records. The Company shall, and shall cause its Subsidiaries to, keep adequate records and books of account with respect to their business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP.

                  (b) Financial and Business Information.

                           (i) Monthly Information. Commencing with the month
ending December 31, 2001, the Company will deliver to Noteholders as soon as practicable after the end of each month, but in any event within 45 days of each month ending December 31, 2001, January 31, 2002 and February 28, 2002 and within 35 days of the end of each month thereafter: (A) an unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries, if any, at the end of such month and (B) unaudited consolidated statements of operations, retained earnings and cash flows of Holdings and its consolidated Subsidiaries, if any, for such month and for the portion of such year ending with such month;

                           (ii) Quarterly Information. The Company will deliver
to Noteholders as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of Holdings, but in any event within 45 days thereafter, (A) an unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries, if any, as at the end of such quarter, and (B) unaudited consolidated statements of operations, retained earnings and cash flows of Holdings and its consolidated Subsidiaries, if any, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in comparative form the actual consolidated figures for the comparable period of the prior fiscal year. Such statements shall be (1) prepared in accordance with GAAP, (2) in reasonable detail and (3) certified by the principal financial or accounting officer of Holdings.

                           (iii) Annual Information. The Company will deliver to
Noteholders as soon as practicable after the end of each fiscal year of Holdings, but in any event within 90 days thereafter, (A) an audited consolidated balance sheet of Holdings and its consolidated Subsidiaries, if any, as at the end of such year and (B) audited consolidated statements of operations, retained earnings and cash flows of Holdings and its consolidated Subsidiaries, if any, for such year setting forth in each case in comparative form the figures for the previous year. Such statements shall be (1) prepared in accordance with GAAP, (2) in reasonable detail, and (3) opined upon by Ernst & Young, LLP or such other firm of independent certified public accountants of recognized national standing selected by Holdings and reasonably acceptable to Noteholders.

                           (iv) Filings. The Company will deliver to
Noteholders, promptly upon their becoming available, one copy of each report, notice, or proxy statement sent by Holdings and/or the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement, prospectus or other writing (other than transmittal letters) (including, without limitation, by electronic means) pursuant to the Securities Act filed by Holdings and/or the Company with (i) the SEC or (ii) any securities exchange on which shares of Common Stock of Holdings and/or the Company are listed.

                           (v) Projections. Commencing with the Fiscal Year
ended December 31, 2002, the Company will deliver to Noteholders within 15 days prior to the beginning of each Fiscal Year:

                               (1) projected consolidated balance sheets of
Holdings and its consolidated Subsidiaries, if any, for such Fiscal Year, on a monthly basis;

                               (2) projected consolidated cash flow statements
of Holdings and its consolidated Subsidiaries, if any, including summary details of cash disbursements (including for capital expenditures), for such Fiscal Year, on a monthly basis; and

                               (3) projected consolidated statements of
operations of Holdings and its consolidated Subsidiaries, if any, for such Fiscal Year, on a monthly basis; in each case, approved by the Board of Directors of the Company, together with appropriate supporting details.

                           (vi) Customer Complaints; Other Information. The
Company will promptly notify Noteholders of any material customer complaints concerning the Company's products and services. If requested by any Noteholder, the Company will deliver to such Noteholder such other information respecting the Company's or any of its Subsidiaries' business, financial condition or prospects as such Noteholder may, from time to time, reasonably request.

                           (vii) Business Plan. On or before January 30, 2002
the Company shall furnish to Noteholders a Business Plan through December 31, 2002. The Business Plan will be prepared such that it is believed by the Company at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Company, and have been based on assumptions believed by the Company to be reasonable at the time made and upon the best information then reasonably available to the Company, and such that the Company was not aware of any facts or information that would lead it to believe that such projections, are incorrect or misleading in any material respect.

                  (c) Communication with Accountants. Subject to execution of a confidentiality agreement and applicable securities laws, the Company authorizes each Noteholder to communicate directly with its independent certified public accountants and tax advisors and authorizes those accountants to disclose to such Noteholder any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Company and any of its Subsidiaries.

                  (d) Tax Compliance. The Company shall pay all transfer, excise, or similar taxes (not including income or franchise taxes) in connection with the issuance, sale, delivery, or transfer by the Company to Noteholders of the Series A Preferred Stock and any Common Stock or Series A Preferred Stock issued in lieu of cash dividends on the Series A Preferred Stock and shall indemnify and save each Noteholder harmless without limitation as to time against any and all liabilities with respect to such taxes. The Company shall not be responsible for any taxes in connection with the transfer of the Series A Preferred Stock or such Common Stock by the holder thereof. The obligations of the Company under this Section 5.1(d) shall survive the payment, prepayment, or redemption of the Series A Preferred Stock and the termination of this Agreement.

                  (e) Insurance. The Company shall and shall cause each Subsidiary of the Company to maintain insurance covering, without limitation, fire, theft, burglary, public liability, property damage, product liability, workers' compensation, directors' and officers' insurance, and insurance on all property and assets material to the operation of the business, all in amounts customary for the industry. The Company shall, and shall cause each of its Subsidiaries to, pay all insurance premiums payable by them.

                  (f) Compliance with Law. The Company shall, and shall cause each of its Subsidiaries to, comply with all laws, including Environmental Laws, applicable to it, except where the failure to comply would not be reasonably likely to result in a Material Adverse Effect.

                  (g) Maintenance of Existence and Conduct of Business. The Company shall, and shall cause each of its Subsidiaries to: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and its rights and franchises; (ii) except as permitted hereunder, at all times maintain, preserve and protect all of its patents, trademarks, and trade names, and preserve all the remainder of its material assets, in use or useful in the conduct of its business and keep the same in good repair, working order, and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto consistent with industry practices; and (iii) continue to conduct businesses related to the business that the Company is engaged in on the date hereof.

                  (h) Access. The Company shall permit representatives of Noteholders to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers of the Company, all at such reasonable times, upon reasonable notice and as often as such Noteholder may reasonably request.

                  (i) Excess Cash. The Company shall invest all excess cash in cash and Cash Equivalents.

                  (j) Exchange of Stock Certificates. The Company will, at its expense, promptly upon surrender of any certificates representing shares of the December 2001 Preferred Stock at the office of the Company referred to in, or designated pursuant to, Section 10.1 hereof, execute and deliver to any Noteholder so surrendering such certificates a new certificate or certificates in denominations specified by such Noteholder for an aggregate number of shares of Series A Preferred Stock equal to the number of shares of such stock represented by the certificates surrendered.

                  (k) Lost, Stolen, Destroyed, or Mutilated Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any certificate for shares of the December 2001 Preferred Stock and, in the case of loss, theft, or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (which may be an undertaking by a Noteholder to so indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate of like tenor for a number of shares of Series A Preferred Stock equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

                           (1) Further Assurances. Take such action and execute,
acknowledge, and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge, and deliver, at their sole cost and expense, such agreements, instruments or other documents as Noteholders may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Transaction Documents; (ii) to establish and maintain the validity and effectiveness of any of the Transaction Documents; and
(iii) to better assure, convey, grant, assign, transfer, and confirm unto Noteholders the rights now or hereafter intended to be granted to Noteholders under this Agreement or any other Transaction Documents.

         5.2 Negative Covenants. The Company covenants and agrees that from and after the date hereof (except as otherwise provided herein, or unless Noteholders have given their prior written consent) so long as any shares of the December 2001 Preferred Stock are outstanding:

                  (a) Permitted Acquisitions or Investments. The Company shall not, and shall not permit any of its Subsidiaries to, directly, enter into or indirectly in any transaction or related series of transactions, acquire or invest in, whether for cash, debt, Stock, or other property or assets or by guaranty of any obligation, any assets or business of any Person other than (i) acquisitions by the Company or wholly-owned Subsidiaries of the Company from the Company or any such wholly-owned Subsidiary or investments therein; (ii) acquisitions in the ordinary course of business; and (iii) acquisitions involving an aggregate purchase price of not more than the Acquisition Threshold, (iv) investments in Cash Equivalents, or (v) investments existing on the date hereof, as set forth on Schedule 5.2(a), but not any increase in the amount thereof as set forth on such Schedule or any other modification of the terms thereof; provided, however, the Company may cumulatively make loans or advances or issue Guaranteed Indebtedness in an aggregate amount of up to $3,000,000 and the Company may conduct such transactions as are required under agreements that are in existence on (and as constituted on) the Closing Date with respect to joint ventures, partnerships, non-wholly owned Subsidiaries, and Subsidiaries of Holdings organized under the laws of Canada. Except as provided in this paragraph (a), the

Company shall not, and shall not permit any of its Subsidiaries to, Invest in any Person if, after giving effect thereto, such Person would be an Affiliate, but not a Subsidiary, of the Company.

                  (b) Sales of Assets; Liquidation. Except to the extent required by any Governmental Authority possessing jurisdiction over the business or operations of the Company or any of its Subsidiaries, the Company shall not, and shall not permit any Subsidiary of the Company to (i) sell, transfer, convey or otherwise dispose of any assets or properties, including accounts receivable or (ii) liquidate, dissolve or wind up the Company, or any of its Subsidiaries, except for transfers to the Company, whether voluntary or involuntary; provided, however, that the foregoing shall not prohibit (i) the sale of assets in the ordinary course of business, (ii) the sale of surplus or obsolete equipment and fixtures, or (iii) transfers resulting from any casualty or condemnation of assets or properties.

                  (c) Stock. Except with respect to shares issued in lieu of cash dividends in accordance with the Amended and Restated Certificate of Designation, the Company shall not issue any additional senior or pari passu securities. The Company's authorized Stock shall not include any Stock senior to or pari passu with the Series A Preferred Stock.

                  (d) Transactions with Affiliates. The Company shall not and shall not permit any Subsidiary of the Company to enter into or be a party to any transaction with any Affiliate of the Company or such Subsidiary, except (i) transactions expressly permitted hereby, (ii) transactions in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms that are fully disclosed to Noteholders and are no less favorable to the Company or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary, (iii) transactions between the Company and its wholly-owned Subsidiaries or its Joint Ventures or between such Subsidiaries and their Joint Ventures and (iv) payment of compensation to employees and directors' fees.

                  (e) Liens, Etc. The Company shall not and shall not permit its Subsidiaries to create, incur, assume, or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names Company or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to the Company or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income, other than Permitted Liens.

                  (f) Indebtedness. The Company shall not and shall not permit any Subsidiary of the Company to incur or suffer to exist any Indebtedness except Permitted Indebtedness. The Company shall not and shall not permit any Subsidiary of the Company to directly or indirectly prepay, redeem, purchase, or retire any Indebtedness, other than Capital Lease Obligations, or to amend or otherwise modify any Indebtedness, other than Capital Lease Obligations, to the extent such amendment or modification would be adverse to Noteholders in any material respect.

                  (g) Restricted Payments. The Company shall not and shall not permit any Subsidiary of the Company to make any Restricted Payments nor shall the Company permit any Subsidiary to make such payments with respect to the Company's Stock; provided, however, that the Company may (a) declare and pay cash dividends on the Series A Preferred Stock and (b) redeem the Series A Preferred Stock in accordance with its terms.

                  (h) Sale and Leaseback Transactions. The Company shall not and shall not permit any Subsidiary to enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except that the Company or any Subsidiary may enter into any such arrangement so long as the aggregate amount of Indebtedness incurred in connection with such arrangements does not exceed $5,000,000 at any time outstanding.

         5.3 Certain Tax Matters. (a) In the event (i) of a Final Determination (as defined below) that, due to any reason (including by reason of any of the terms of Series A Preferred Stock) other than an act or failure to act of any Noteholder (including by reason of the application of IRC Section 246(c) or IRC
Section 246A) or any Noteholder being other than a corporation, dividends paid or accrued or deemed paid or accrued on the December 2001 Preferred Stock are not eligible for the dividends received deduction provided under the Dividends Deduction Laws (the "DIVIDENDS-RECEIVED DEDUCTION"), (ii) any Dividends Deduction Law or any similar or corresponding state or local law is amended to reduce or eliminate or otherwise limit the Dividends-Received Deduction available to any Noteholder or (iii) any dividend with respect to the December 2001 Preferred Stock does not constitute, in whole or in part, a dividend for federal income tax purposes or such dividend is subject to Section 1059 of the IRC (in either case, an "EXCESS DISTRIBUTION"), the Company shall pay to Noteholders with respect to each such dividend payment, no later than the Payment Date (as defined below), an additional payment (the "GROSS-UP PAYMENT") such that the net amount of such Gross-Up Payment received and retained by such Noteholder after payment by such Noteholder of any federal, state and local income tax payable with respect to such Gross-Up Payment shall equal, in the case of (i) or (ii) above, the difference between (x) the federal, state, and local income tax payable by such Noteholder with respect to such dividend in its taxable year in which the dividend was paid or deemed paid and (y) the federal, state, and local income tax which would have been payable by such Noteholder in its taxable year in which the dividend was paid or deemed paid if the events described in (i) or (ii) had not occurred and in the case of (iii) above, an amount which, when taken together with the aggregate distributions (whether treated as dividends or Excess Distributions for federal income tax purposes) paid or deemed paid to such Noteholder during any taxable year, would cause such Noteholders' net yield in dollars (after taking into effect the federal income tax consequences of treating the Excess Distributions received by such Noteholder as capital gain received upon the taxable sale or exchange of the December 2001 Preferred Stock) to be equal to the net yield in dollars which would have been received by such Noteholder had none of the distributions paid or deemed paid to such Noteholder during such taxable year constituted Excess Distributions, in all cases together with any interest or penalties actually payable by such Noteholder to the IRS or any other applicable taxing authority by reason of such events.

                  (b) A "FINAL DETERMINATION" shall mean (i) a decision, judgment, decree, or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final or (ii) a closing agreement entered into under Section 7121 (or any successor to such Section) of the IRC or any corresponding provision of state or local law, or any other settlement agreement entered into in connection with an administrative or judicial proceeding and consented to be a Noteholder or any member of its consolidated group. The "PAYMENT DATE" shall mean the date that is 90 days after the end of the relevant taxable year.

                  (c) If any Noteholder is notified formally or informally of any audit, examination, or proceeding by the IRS or any other taxing authority with respect to the availability of the Dividends-Received Deduction, such Noteholder shall promptly notify the Company of such audit, examination, or proceeding; provided, however, that such Noteholder's failure to give such notice or to keep the Company fully informed concerning a Contest (as defined below) shall not affect the Company's obligation to make Gross-Up Payments in accordance with this Section. Such Noteholder shall have exclusive control and responsibility to conduct any audit, examination, proceeding, or litigation (a "CONTEST") with respect to such issue.

                  (d) All subsequent holders of the December 2001 Preferred Stock shall be entitled to all of the benefits of this Section; provided that any such subsequent holders qualifies for the Dividends-Received Deduction under the then current Dividend Deductions Laws at the time of its acquisition of the December 2001 Preferred Stock.

         5.4 Status of Dividends. The Company will not (i) in any income tax return or claim for refund of income tax or other submission to the IRS or other taxing authority claim a deduction in respect of amounts paid or payable under the December 2001 Preferred Stock, whether as interest or pursuant to any other statutory provisions or regulation now in effect or hereafter enacted or adopted, except to the extent that any such deduction shall not, in the opinion of counsel satisfactory to Noteholders, operate to jeopardize the availability to any Noteholder of the dividends received deduction provided by Section 243(a)(l) of the IRC, or any successor provision or any similar or corresponding provision under state or local law (collectively, the "DIVIDENDS DEDUCTION LAWS"), (ii) in any report to stockholders, or to any governmental body having jurisdiction over the Company or otherwise treat the December 2001 Preferred Stock other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the Company or by a change in GAAP required as a result of action by an authoritative accounting standards-setting body, and (iii) except to the extent permitted in clause (i) above and other than as expressly permitted by this Agreement or the Amended and Restated Certificate of Incorporation take any action which would result in dividends paid by the Company on the December 2001 Preferred Stock out of the Company's current or accumulated earnings and profits being ineligible for the dividends received deduction provided by any Dividends Deduction Laws.

                                    ARTICLE 6

                              CONDITIONS PRECEDENT

         6.1 Conditions Precedent. The obligation of each Noteholder to purchase the December 2001 Preferred Stock pursuant to Section 2.2 hereof, is subject to the condition that such Noteholder shall have received, on the Closing Date, the following, each dated the Closing Date unless otherwise indicated, in form and substance satisfactory to Noteholders:

                  (a) Opinions of Reed Smith LLP, counsel to the Company, and David Schwab, general counsel of the Company, substantially in the forms attached hereto as Exhibit C and Exhibit D, respectively, it being understood that to the extent that such opinion of counsel to the Company shall rely upon any other opinion of counsel, each such other opinion shall be in form and substance reasonably satisfactory to Noteholders and shall provide that Noteholders may rely thereon.

                  (b) True and correct copy of this Agreement, dated as of the Closing Date, duly executed by the parties hereto.

                  (c) True and correct copies of the resolutions of the board of directors and stockholders of the Company and the board of directors of Holdings, certified by the Secretary or Assistant Secretary of the Company, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of each of the transactions contemplated by this Agreement and (ii) specific officers to execute and deliver this Agreement and each other Transaction Document to which it is a party.

                  (d) Governmental certificates, dated the most recent practicable date prior to the Closing Date, showing that the Company is organized and in good standing in the jurisdiction of its organization.

                  (e) True and correct copies, certified by the Secretary or Assistant Secretary of the Company, of the Amended and Restated Certificate of Designation and evidence of the filing of the Amended and Restated Certificate of Designation with the Secretary of State of the State of Delaware.

                  (f) True and correct copies, certified by the Secretary or Assistant Secretary of the Company, of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company.

                  (g) Certificates of the Secretary or an Assistant Secretary of the Company, dated the Closing Date, as to the incumbency and signatures of the officers of the Company executing this Agreement, the December 2001 Preferred Stock and each other Transaction Document to which it is a party and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                  (h) True and correct copies of Amendment No. 5 to Securities Exchange Agreement and Amendment No. 1 to Stockholder Agreement, each dated as of the Closing Date, duly executed by the parties thereto.

         6.2 Additional Conditions. The obligation of each Noteholder to purchase the December 2001 Preferred Stock pursuant to Section 2.2 is subject to the additional conditions precedent that:

                  (a) Except as disclosed pursuant to Article 4, there shall not have occurred any event or condition since December 31, 2000 which could have a Material Adverse Effect.

                  (b) All of the representations and warranties of the Company contained herein or in the other Transaction Documents shall be true and correct on and as of the Closing Date as if made on such date and no breach of any covenant contained in Article 5 shall have occurred or would result from the Closing hereunder.

                  (c) The Closing shall have occurred no later than December 31, 2001.

                  (d) The issuance of an order by the Bankruptcy Court in the form attached hereto as Exhibit E.

                                    ARTICLE 7

                             SECURITIES LAW MATTERS

         7.1 Legends. Each certificate representing the December 2001 Preferred Stock shall bear a legend substantially in the following form:

                  "THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT PURPOSES ONLY AND NOT FOR RESALE, TRANSFER OR DISTRIBUTION, HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE AND FEDERAL SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO EFFECTIVE REGISTRATION UNDER SUCH LAWS, OR IN TRANSACTIONS OTHERWISE IN COMPLIANCE WITH OR EXEMPT FROM SUCH LAWS, AND UPON EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY OF COMPLIANCE WITH OR EXEMPTION FROM SUCH LAWS, AS TO WHICH THE COMPANY MAY RELY UPON AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY."

                                    ARTICLE 8

                                 INDEMNIFICATION

                  The Company agrees to indemnify and hold harmless each Noteholder and its Affiliates and their respective officers, directors and employees from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses, and disbursements of any kind ("LOSSES") which may be imposed upon, incurred by or asserted against such Noteholder or such other indemnified Persons in any manner relating to or arising out of any untrue representation, breach of warranty, or failure to perform any covenants or agreement by the Company contained herein or in any certificate or document delivered pursuant hereto or arising out of any Environmental Law applicable to the Company or its Subsidiaries or otherwise relating to or arising out of the transactions contemplated hereby.

                                    ARTICLE 9

                                    EXPENSES

                  The Company shall pay all reasonable out-of-pocket expenses of
(i) Noteholders in connection with the preparation of the Transaction Documents and the transactions contemplated thereby including all legal expenses and (ii) Noteholders in connection with (A) any amendment, modification or waiver, or consent with respect to, any of the Transaction Documents and (B) any attempt to enforce any rights of Noteholders against the Company, any Subsidiary of the Company or any other Person, that may be obligated to any Noteholder by virtue of any of the Transaction Documents (including the reasonable fees and expenses of all of its counsel and consultants retained in connection with the Transaction Documents and the transactions contemplated thereby).

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  (a) If to the Company at:

                  Coram, Inc.
                  1675 Broadway, Suite 900
                  Denver, Colorado 80202
                  Attn: Scott Danitz
                  Telecopy Number: (303) 298-0047
                  with a copy (which shall not constitute a notice) to:

                  Reed Smith LLP
                  1301 K Street, N.W.
                  Suite 1100 - East Tower
                  Washington, D.C.  20005-3317
                  Attn: Eugene Tillman, Esq.
                  Telecopy Number: (202) 414-9299

         (b)      If to Noteholders:

                  Cerberus Partners, L.P.
                  450 Park Ave.
                  28th Floor
                  New York, NY 10022
                  Attn: Steven Feinberg
                  Telecopy Number: (212) 421-2947

                  Goldman Sachs Credit Partners L.P.
                  c/o Goldman, Sachs & Co.
                  85 Broad Street, 28th Floor
                  New York, NY 10004
                  Attn: Cevdet Samikoglu
                  Telecopy Number: (212) 357-0022

                  Foothill Capital Corporation
                  11111 Santa Monica Blvd.
                  Suite 1500
                  Los Angeles, CA 90025
                  Attn: Ed Stearns
                  Telecopy Number: (310) 453-7470

                  with a copy (which shall not constitute a notice) to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attn: Alan B. Miller, Esq.
                  Telecopy Number: (212) 310-8007

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied, and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited with the United States mail.

         10.2 Binding Effect; Benefits. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy, or claim under or in respect of any agreement or any provision contained herein.

         10.3 Amendment. No amendment or waiver of any provision of this Agreement or any other Transaction Document nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company and all of Noteholders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants, or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         10.4 Successors and Assigns; Assignability. Neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by the Company without the prior written consent of all of Noteholders. Any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by Noteholders without the prior written consent of the Company, except the obligation of Noteholders to purchase the December 2001 Preferred Stock at Closing. All covenants contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.5 Remedies. Each Noteholder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         10.6 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         10.7 Severability. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

         10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         10.9 Publicity. Neither Noteholders nor the Company shall issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the other party in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable, and may make such disclosure as it is advised by its counsel is required by law.

         10.10 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York without regard to the principles thereof relating to conflict of laws. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the federal or state courts located in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 10.1 hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

         10.11 Bankruptcy Court Subservience. Any other provision of this Agreement, the Stockholder Agreement, the December 2000 Exchange Agreement, the organizational documents (including the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and the Amended and Restated Certificate of Designation) of the Company or any other document or instrument to the contrary notwithstanding, (i) the Company and Holdings remain subject to the jurisdiction of the bankruptcy court and its rulings and their ability to give effect to or to recognize any action taken or condition or event existing as a result of any provision in this Agreement or any other of such agreements, documents or instruments relating to:

                  (a) the voting rights of the holders of shares of December 2000 Preferred Stock; or

                  (b) the number of members of the Board of Directors of the Company which the holders of Preferred Stock have the right to elect,

is limited by and subject to such rulings, and (ii) the representations and warranties, covenants and agreements contained in this Agreement and in such other agreements, documents and instruments are in all respects limited by and subject to the preceding clause (i).

         10.12 December 2000 Exchange Agreement. (a) The Noteholders, as "Noteholders" under the December 2000 Exchange Agreement, do hereby consent to
(i) any and all transactions contemplated by this Agreement; and (ii) any and all transactions contemplated by the order by the Bankruptcy Court in the form attached hereto as Exhibit E.

                  (b) The Company and the Noteholders, as "Noteholders" under the December 2000 Exchange Agreement, do hereby agree to amend the December 2000 Exchange Agreement by (i) replacing the definition of "Permitted Liens" with the definition of "Permitted Liens" under this Agreement; and (ii) revising all of the schedules applicable to, and referenced in, Article 5 of the December 2000 Exchange Agreement to read in their entirety as set forth on the comparable schedules to this Agreement.

         IN WITNESS WHEREOF, the Company and each Noteholder has executed this Agreement as of the day and year first above written.

                                      CORAM, INC.



                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer


                                      NOTEHOLDERS:

                                      GOLDMAN SACHS CAPITAL PARTNERS, L.P.


                                      By: /s/ JAMES R. BOOK
                                         ---------------------------------------
                                      Name: James R. Book
                                      Title: Authorized Signatory


                                      CERBERUS PARTNERS, L.P.
                                      By Cerberus Associates LLC,
                                      its General Partner

                                      By: /s/ MARK A. NEPORENT
                                         ---------------------------------------
                                      Name: Mark A. Neporent
                                      Title: Managing Director


                                      FOOTHILL CAPITAL CORPORATION


                                      By: /s/ DENNIS R. ASCHER
                                         ---------------------------------------
                                      Name: Dennis R. Ascher
                                      Title: Senior Vice President




[Signature Page to Exchange Agreement]

                                                              Exchange Agreement
                                 SCHEDULE 1.1(a)

                               DECEMBER 2000 NOTES


Principal Amount of Series A Senior
Subordinated Unsecured Notes:                      $61,207,938

Principal Amount of Series B Senior
Subordinated Unsecured Convertible Notes:          $92,084,099

                                                              Exchange Agreement

                                 SCHEDULE 1.1(b)

                               DECEMBER 2001 NOTES



Principal Amount of Series A Senior
Subordinated Unsecured Notes:                                 $40,207,938

Principal Amount of Series B Senior
Subordinated Unsecured Convertible Notes:                     $92,084,099

                                                              Exchange Agreement

                                  SCHEDULE 4.1

                             STOCKHOLDERS AND STOCK


Stockholders                          Shares
------------                          ------
Coram Healthcare Corporation           1,000 shares of Common Stock

Cerberus Partners, L.P.               376.40 shares of Series A Preferred Stock (prior to 2001 conversion)

Goldman Sachs & Co.                   477.94 shares of Series A Preferred Stock (prior to 2001 conversion)

Foothill Capital Corporation          197.18 shares of Series A Preferred Stock (prior to 2001 conversion)


Stock Equivalents and Other Information

None

                                                              Exchange Agreement

                                  SCHEDULE 4.5

                                  SUBSIDIARIES



                                                                                    STOCK          # OF         # OF        % OF
                                                       DOMESTIC      CLASS OF    CERTIFICATE      SHARES       SHARES      SHARES
                                                        STATE         STOCK        NUMBER       AUTHORIZED     ISSUED      ISSUED
                                                       --------      -------     -----------    ----------     ------      -------
CORAM, INC. SUBSIDIARIES

Coram Alternate Site Services, Inc.                    Delaware       Common            3              100         100        100%
Coram Healthcare Corporation of Alabama                Delaware       Common           02              500         100        100%
Coram Healthcare Corporation of Florida                Delaware       Common            2              500         500        100%
Coram Healthcare Corporation of Greater D.C            Delaware       Common            2              500         500        100%
Coram Healthcare Corporation of Greater New York       New York       Common           03              500         500        100%
Coram Healthcare Corporation of Indiana                Delaware       Common           02              500         100        100%
Coram Healthcare Corporation of Kentucky               Kentucky       Common           02              500         100        100%
Coram Healthcare Corporation of Massachusetts          Delaware       Common            2            1,000         500        100%
Coram Healthcare Corporation of Michigan               Delaware       Common           02              500         100        100%
Coram Healthcare Corporation of Mississippi            Delaware       Common           02              500         100        100%
Coram Healthcare Corporation of Nevada                 Delaware       Common            2              500         500        100%
Coram Healthcare Corporation of New York               New York       Common            3              200         100        100%
Coram Healthcare Corporation of North Texas            Delaware       Common            3          100,000       1,000        100%
Coram Healthcare Corporation of Northern California    Delaware       Common            2              500         500        100%
Coram Healthcare Corporation of Rhode Island           Delaware       Common           02              500         500        100%
Coram Healthcare Corporation of South Carolina         Delaware       Common           02              500         100        100%
Coram Healthcare Corporation of Southern California    Delaware       Common            2              500         500        100%
Coram Healthcare Corporation of Southern Florida       Delaware       Common            2              500         500        100%
Coram Healthcare Corporation of Utah                   Delaware       Common            2            1,000         500        100%
Coram Healthcare of Wyoming, L.L.C                     Delaware          N/A          N/A              N/A         N/A        100%
Coram Homecare of Illinois, Inc.                       Minnesota      Common            2            1,000       1,000        100%
Coram Homecare of Minnesota, Inc.                      Delaware       Common            2            1,000         500        100%
Coram Homecare of Northern California                  California     Common          101        1,000,000       8,100        100%
Coram Prescription Services, Inc.                      Delaware       Common            1              500         100        100%
Coram Service Corporation                              Delaware       Common           12            5,000       1,000        100%
CTI Network, Inc.                                      Delaware       Common            1              500         500        100%
Curaflex Health Services, Inc.                         Delaware       Common           02              500         100        100%
Fairfax Hematology- Oncology Associates, Inc.          Virginia       Common           11              100           8        100%
HealthInfusion, Inc.                                   Florida        Common       H12087            1,000         100        100%
H.M.S.S., Inc.                                         Delaware       Common            4           10,000       1,000        100%





                                                           RECORD OWNER AND BENEFICIAL OWNERS
                                                           ----------------------------------
CORAM, INC. SUBSIDIARIES

Coram Alternate Site Services, Inc.                       Curaflex Health Services, Inc.
Coram Healthcare Corporation of Alabama                   T2 Medical, Inc.
Coram Healthcare Corporation of Florida                   T2 Medical, Inc.
Coram Healthcare Corporation of Greater D.C               T2 Medical, Inc.
Coram Healthcare Corporation of Greater New York          T2 Medical, Inc.
Coram Healthcare Corporation of Indiana                   T2 Medical, Inc.
Coram Healthcare Corporation of Kentucky                  T2 Medical, Inc.
Coram Healthcare Corporation of Massachusetts             Curaflex Health Services, Inc.
Coram Healthcare Corporation of Michigan                  T2 Medical, Inc.
Coram Healthcare Corporation of Mississippi               T2 Medical, Inc.
Coram Healthcare Corporation of Nevada                    T2 Medical, Inc.
Coram Healthcare Corporation of New York                  Curaflex Health Services, Inc.
Coram Healthcare Corporation of North Texas               Curaflex Health Services, Inc.
Coram Healthcare Corporation of Northern California       T2 Medical, Inc.
Coram Healthcare Corporation of Rhode Island              T2 Medical, Inc.
Coram Healthcare Corporation of South Carolina            T2 Medical, Inc.
Coram Healthcare Corporation of Southern California       T2 Medical, Inc.
Coram Healthcare Corporation of Southern Florida          T2 Medical, Inc.
Coram Healthcare Corporation of Utah                      Curaflex Health Services, Inc.
Coram Healthcare of Wyoming, L.L.C                        Curaflex Health Services, Inc.
Coram Homecare of Illinois, Inc.                          Coram, Inc.
Coram Homecare of Minnesota, Inc.                         T2 Medical, Inc.
Coram Homecare of Northern California                     T2 Medical, Inc.
Coram Prescription Services, Inc.                         Coram, Inc.
Coram Service Corporation                                 T2 Medical, Inc.
CTI Network, Inc.                                         Coram, Inc.
Curaflex Health Services, Inc.                            T2 Medical, Inc.
Fairfax Hematology- Oncology Associates, Inc.             CTI Network, Inc.
HealthInfusion, Inc.                                      Coram, Inc.
H.M.S.S., Inc.                                            Coram, Inc.


                                                              Exchange Agreement



                                                                                      STOCK          # OF         # OF        % OF
                                                         DOMESTIC      CLASS OF    CERTIFICATE      SHARES       SHARES      SHARES
                                                          STATE         STOCK        NUMBER       AUTHORIZED     ISSUED      ISSUED
                                                      --------------   --------    -----------    ----------     ------      -------
Home Care Hawaii L.L.P                                Hawaii            N/A             N/A           N/A         N/A         N/A
T2 Medical, Inc.                                      Delaware          Common      TC17401         1,000         100         100%
Coram Independent Practice Association, Inc.          New York          Common            2           200         100         100%
(in Chapter 11 proceedings)
Coram Resource Network, Inc.                          Delaware          Common            1           500         100         100%
(in Chapter 11 proceedings)
Coram Healthcare/Carolina Home Therapeutics           South Carolina    N/A             N/A           N/A         N/A          51%
                                                                                                                               49%





                                                        RECORD OWNER AND BENEFICIAL OWNERS
                                                        ----------------------------------
Home Care Hawaii L.L.P                                  Curaflex Health Services, Inc.
T2 Medical, Inc.                                        Coram, Inc.
Coram Independent Practice Association, Inc.            Coram, Inc.
(in Chapter 11 proceedings)
Coram Resource Network, Inc.                            Coram, Inc.
(in Chapter 11 proceedings)
Coram Healthcare/Carolina Home Therapeutics             Curaflex Health Services, Inc.
                                                        Medcorp Health Systems, Inc.

                                                              Exchange Agreement

                                  SCHEDULE 4.6

                             ENFORCEABLE OBLIGATIONS

Coram Healthcare Corporation, through its wholly owned subsidiaries, Coram Healthcare Corporation of New York and Coram Healthcare Corporation of Greater New York, operates home care services agencies under five separate licenses issued by the State of New York Department of Health (the "Department"). The contemplated transaction may be viewed by the Department as a change of controlling person in the operators of these agencies. If so, applications for approval of the transaction would be required to be filed with the Department within thirty (30) days of consummation of the contemplated transaction pursuant to state licensure laws. Under such circumstances, if the transaction has already been consummated and approval is not ultimately obtained, the licensed entity may be subject to fines, an order to cease the licensed operations, and/or an order to divest itself of the ownership of the subject home care service agencies.

                                                              Exchange Agreement


                                  SCHEDULE 4.7

                               FINANCIAL CONDITION

1. On November 13, 2001, an action styled The Official Committee of Unsecured Creditors, individually and as assignee of the claims of Coram Resource Network, Inc. and Coram Independent Practice Association, Inc., v. Coram Healthcare Corporation, Coram, Inc., Coram Prescription Services, Inc., HealthInfusion, Inc., H.M.S.S., Inc., Medisys, Inc., T2 Medical, Inc., et al. was commenced.

2. On December 21, 2001, the Bankruptcy Court denied confirmation of the Second Joint Plan of Reorganization of Coram Healthcare Corporation and Coram, Inc. under Chapter 11 of the Bankruptcy Code.

                                                              Exchange Agreement

                                  SCHEDULE 4.8

                                   PROPERTIES

Real Property Owned

None



Liens

None



Real Property Leased

See attached

                                                              Exchange Agreement

                           ATTACHMENT TO SCHEDULE 4.8

Real Property Leased

LESSOR                                            ADDRESS
------                                            -------
Coram Alternate Site Services, Inc.               7358 SW Durham Rd
                                                  Portland, OR 97224

Coram Alternate Site Services, Inc.               423 Main Street Avenue
                                                  Moorhead, MN 56560

Coram Alternate Site Services, Inc.               2150 Newmarket Pkwy, Ste 106
                                                  Marietta, GA 30067

Coram Alternate Site Services, Inc.               3504 Vest Mill Road #5, 6 & 7
                                                  Winston-Salem, NC 27103

Coram Alternate Site Services, Inc.               53 Circle Freeway Dr
                                                  Cincinnati, OH 45246

Coram Alternate Site Services, Inc.               4915 Contec Drive
                                                  Lansing, MI 48910

Coram Alternate Site Services, Inc.               431 Fernhill Ave
                                                  Fort Wayne, IN 46805

Coram Alternate Site Services, Inc.               4665 44th St, Ste 190
                                                  Grand Rapids (Kentwood), MI 49512

Coram Alternate Site Services, Inc.               7114 Lakeview Pkwy West Drive
                                                  Indianapolis, IN 46268

Coram Alternate Site Services, Inc.               618 Grassmere Park Dr, Ste 7
                                                  Nashville, TN 37211

Coram Alternate Site Services, Inc.               11 H Commerce Way
                                                  Totowa, NJ 07512

Coram Alternate Site Services, Inc.               6 Spring Mill Dr.
                                                  Malvern, PA 19355

Coram Alternate Site Services, Inc.               2117 South Glenburnie Road, Suite 17
                                                  New Bern, NC 28562

Coram Alternate Site Services, Inc.(1)            2312 Trent Road
                                                  New Bern, NC 28562

Coram Alternate Site Services, Inc.               204 Roxalana Business Park
                                                  Dunbar, WV 25064

Coram Alternate Site Services, Inc.               1551 Mercantile Avenue N.E., Ste. D
                                                  Albuquerque, NM 87125

Coram Alternate Site Services, Inc.               9411 Parkfield Drive, #400
                                                  Austin, TX 78758

Coram Alternate Site Services, Inc.               1290 Arrowhead Court, Suite A
                                                  Crown Point, IN 46307

----------

(1) Construction of tenant improvements underway. Occupancy date expected to be on or about March 1, 2002.

                                                              Exchange Agreement




LESSOR                                            ADDRESS
------                                            -------
Coram Alternate Site Services, Inc.               7365 Remcon Circle, Ste A-101, 102 &103
                                                  El Paso, TX 79912

Coram Alternate Site Services, Inc.               5521, 5523, 5467 Kendall St
                                                  Boise, ID 83706

Coram Alternate Site Services, Inc.               8013 Flint
                                                  Lenexa, KS 66214

Coram Alternate Site Services, Inc.               17012 W. Victor Road
                                                  New Berlin, WI 53151

Coram Alternate Site Services, Inc.               West One, Suite 100
                                                  115 James Drive West
                                                  St. Rose, LA 70087

Coram Alternate Site Services, Inc.               5924 NW 2nd St, Ste 600
                                                  Oklahoma City, OK  73127

Coram Alternate Site Services, Inc.               2617-2621 S 156th Circle
                                                  Omaha, NE 68130

Coram Alternate Site Services, Inc.               3513 Vine Court
                                                  Davenport, IA 52806

Coram Alternate Site Services, Inc.               8804 Balboa Avenue
                                                  San Diego, CA 92123

Coram Alternate Site Services, Inc.               13205 Lakefront
                                                  Earth City, MO 63045

Coram Alternate Site Services, Inc.               7707 E. Osie #401
                                                  Wichita, KS 67207

Coram Alternate Site Services, Inc.(2)            3930 South Providence Road, Ste B
                                                  Columbia, MO 65203

Coram Alternate Sites Services, Inc.              45801 Mast Street
                                                  Plymouth, MI 48170

Coram Alternate Sites Services, Inc.              2 Hendersonville Road, Ste B-2
                                                  Asheville, NC 28803

Coram Alternate                                   9401-J Southern Pine Blvd
Site Services, Inc.                               Charlotte, NC 28273

Coram Alternate                                   3390 North Campbell Avenue #130
Site Services, Inc.                               Tucson, AZ 85719

Coram Healthcare Corporation and Coram, Inc.      1675 Broadway
                                                  Denver, CO 80202

Coram Healthcare Corporation of Alabama           400 RiverHills Business Park, Ste. 435
                                                  Birmingham, AL 35242

Coram Healthcare Corporation of Greater D.C       7150 Columbia Gateway Dr, Ste C
                                                  Columbia MD 21046

----------

(2)  Early termination option as of August 1, 2002

                                                              Exchange Agreement




LESSOR                                                          ADDRESS
------                                                          -------
Coram Healthcare Corporation of Greater D.C                     4115 Pleasant Valley Road
                                                                Suite 600
                                                                Chantilly, VA 20151

Coram Healthcare Corporation of Greater New York                2700 Bellevue Avenue
                                                                Syracuse, NY 13219

Coram Healthcare Corporation of Mississippi                     2 Old River Place, Ste M&N
                                                                Jackson, MS 39202

Coram Healthcare Corporation of Nevada                          1380 Greg Street, #216 & 217
                                                                Sparks, NV 89431

Coram Healthcare Corporation of Nevada                          101 N. Pecos Rd, Ste 107
                                                                Las Vegas, NV 89101

Coram Healthcare Corporation of New York                        375 North French Rd, Suite 108
                                                                Amherst, NY 14228

Coram Healthcare Corporation of North Texas                     1944 Oak Lawn #545
                                                                Dallas, TX 75207

Coram Healthcare Corporation of Northern                        California
                                                                1803 Tribute Rd, Ste C
                                                                Sacramento, CA 95815

Coram Healthcare Corporation of Northern
California                                                      21353 Cabot Blvd
                                                                Hayward, CA 94545

Coram Healthcare Corporation of Rhode Island                    110 Jefferson Blvd, Ste B
                                                                Warwick, RI 02888

Coram Healthcare Corporation of Southern
California                                                      122 South Patterson Avenue C-234
                                                                Santa Barbara (Goleta), CA 93111

Coram Healthcare Corporation of Southern
California                                                      4355 E Lowell St, Ste E
                                                                Ontario, CA 91761

Coram Healthcare Corporation of Southern
California                                                      3002 Dow Avenue #104
                                                                Tustin, CA 92680

Coram Healthcare Corporation of Southern
Florida                                                         10021 Pines Boulevard #102
                                                                Pembroke Pines, FL 33024

Coram Healthcare of Wyoming, L.L.C                              907 North Poplar Street, #155
                                                                Casper, WY 82601

Coram, Inc.                                                     1 Charles Boulevard
                                                                Guilderland, NY 12084

Coram, Inc.                                                     1941 Savage Rd, Ste 500AA
                                                                Charleston, SC 29407

Coram, Inc.                                                     9143 Phillips Hwy, Ste 300
                                                                Jacksonville, FL 32256

Coram, Inc.                                                     1904 Lark Street
                                                                Johnson City, TN 37604

Coram, Inc.                                                     420 Lexington Avenue #1628
                                                                New York, NY 10170

Coram, Inc.                                                     1100 Perimeter Park Dr, Ste 114
                                                                Morrisville, NC 27660

                                                              Exchange Agreement




LESSOR                                                          ADDRESS
------                                                          -------
Coram, Inc.                                                     3610 Willowbend Blvd, Ste 1010
                                                                Houston, TX 77054

Coram, Inc.                                                     1049 Grand Central Ave
                                                                Glendale, CA 91201

Coram, Inc.                                                     2345 Waters Drive
                                                                Mendota Heights, MN 55120

Coram, Inc.                                                     1725 W. First St
                                                                Tempe, AZ 85281

Coram, Inc.                                                     1807 Tribute Rd, Ste B
                                                                Sacramento, CA 95815

Coram, Inc.                                                     131 West Parris #109, Office B
                                                                High Point, NC 27262

Coram, Inc.                                                     1331 118th Avenue S. E.
                                                                Suite 100
                                                                Bellevue, WA

Curaflex Health Services, Inc.(3)                               3281 East Guasti Road, 6th & 7th Floor
                                                                Ontario, CA

Home Care Hawaii L.L.P                                          94-479 Ukee Street
                                                                Waipahu, HI 96797-4212

----------

(3)   A substantial amount of this property is subleased to third parties.

                                                              Exchange Agreement




                                  SCHEDULE 4.13

                                      TAXES

INTERNAL REVENUE SERVICE AUDITS - ONGOING


Entity                                                             Tax Year(s)
------                                                             -----------
Coram Healthcare Corporation & Subsidiaries                        09/30/94
Coram Healthcare Corporation & Subsidiaries                        9/30/95
T2 Medical, Inc. & Subs.                                           9/30/87 - 91     Relates to NOLs carried back from 9/30/95


EXTENSIONS OF TIME TO FILE TAX RETURNS

None


TAX SHARING AGREEMENT

There are no tax sharing agreements

                                                              Exchange Agreement

                                  SCHEDULE 4.14

                                   LITIGATION

1. T2 MEDICAL, INC. AND CORAM HEALTHCARE CORPORATION V. COMMISSIONER OF INTERNAL REVENUE SERVICE. In August of 1999, Coram Healthcare Corporation ("CHC") and T2 Medical, Inc. ("T2") filed a petition in the Tax Court disputing a statutory notice of deficiency received from the Internal Revenue Service associated with the 1995 tax year and related tax refund. The IRS disputed several deductions taken by T2 and is demanding the return of approximately $12.7 million in refunds received plus the payment of interest and penalties. CHC has accepted a proposed settlement of this matter for $18.2 million. Such settlement must be approved by the Joint Committee of Taxation of the United States Congress.

2. SUBSTANTIVE CONSOLIDATION MOTION OF THE RESOURCE NETWORK BANKRUPTCY ESTATE. The Chief Restructuring Officer of the bankruptcy estates for Coram Resource Network, Inc. ("CRN") and Coram Independent Practice Association, Inc. ("CIPA") (collectively, CRN and CIPA shall be referred to as the "Resource Network Subsidiaries") filed a motion in the Chapter 11 Cases for substantive consolidation of the Resource Network Subsidiaries bankruptcy case with the Chapter 11 Cases. Pursuant to this motion, all intercompany claims would be eliminated, all assets of the Resource Network Subsidiaries along with CHC and Borrower would be pooled and all claims filed against the Resource Network estates would be treated as filed in the Chapter 11 Cases. The motion alleged damages of over $41 million. A settlement agreement was executed in December 2000 that contemplated payment by CHC of $1 million for the settlement of certain claims. However, because of the unwillingness of the Resource Network Subsidiaries Creditors Committee to provide certain releases to CHC and Borrower, the settlement has not been agreed to and the matters raised by the motion have not been resolved.

3. RESOURCE NETWORK BANKRUPTCY ESTATE V. CORAM HEALTHCARE CORPORATION, CORAM, INC., et al. On November 13, 2001, the Unsecured Creditors Committee of the Resource Network Subsidiaries bankruptcy estate filed a suit alleging a number of causes of action, including, breach of fiduciary duty, and RICO violations related to fraudulent and preferential transfers to CHC and Borrower, certain of its current and former officers and directors, and the Noteholders. The complaint alleges damages of over $52 million. To date, the complaint has not been served on certain of the defendants, including GSCP and Foothill.

4. APRIA HEALTHCARE, INC., et al. V. CORAM HEALTHCARE CORPORATION, CORAM RESOURCE NETWORK, INC. AND CORAM INDEPENDENT PRACTICE ASSOCIATION, INC. Apria Healthcare, Inc. ("Apria") and one of its affiliates (collectively "Apria") filed suit against CHC and the Resource Network Subsidiaries in August 1999. Apria's claims relate to services that were rendered as part of certain home health provider networks managed by the Resource Network Subsidiaries. Apria's complaint alleges, among other things, that the Resource Network Subsidiaries operated as the alter ego of CHC and, as a result, CHC should be declared responsible for the alleged breaches of the contracts that the

                                                              Exchange Agreement


Resource Network Subsidiaries had with Apria. The complaint included requests for declaratory, compensatory and other relief in excess of $1.4 million. In March 2001, the parties agreed to dismiss this case without prejudice. If the settlement of the Resource Network Substantive Consolidation Motion described above is completed, any exposure to CHC should be eliminated, as Apria is a member of the creditors committee of the resource Network Subsidiaries Bankruptcy Estate.

5. ARBITRATION DEMAND OF TBOB ENTERPRISES, INC. f/k/a MEDICAL MANAGEMENT SERVICES OF OMAHA, INC. AGAINST CORAM HEALTHCARE CORPORATION. In July 2000, TBOB Enterprises, Inc. ("TBOB") filed an arbitration demand against CHC claiming that CHC breached its obligations under an agreement entered into by the parties in 1996 relating to a prior earn-out obligation of CHC's subsidiary, Curaflex Health Services, Inc. ("Curaflex"), that originated from Curaflex's acquisition of the claimant's prescription services business in 1993. CHC and Curaflex operated the business under the name "Coram Prescription Services" ("CPS"), and the assets of the CPS business were sold on July 31, 2000. TBOB alleges, among other things, that CHC has impaired the earn-out payments due TBOB by improperly charging certain expenses to the CPS business and failing to fulfill the Parent's commitments to enhance the value of CPS by marketing its services. The TBOB demand claims damages of more than $898,000. CHC has retained outside counsel on this matter and an answer was filed. This matter has been stayed pending the resolution of the Chapter 11 Cases.

6. ALAN FURST et al. V. STEPHEN FEINBERG, et al. A Class Action Compliant was filed on November 8, 2000 and an amended Class Action complaint was filed on November 15, 2000, alleging that certain former and current officers and directors of CHC, its subsidiaries and its principal lenders implemented a scheme to perpetrate a fraud on the market for common stock of CHC, in order to artificially depress the trading price of such shares, and create the false impression that the stockholders equity was decreasing in value and was ultimately worthless. The Plaintiffs allege that members of the class sustained total investment losses of $50 million or more. A Second Amended Complaint was filed on March 21, 2001, which removed a number of CHC's current and former officer's and directors as defendants. On June 14, 2001, a Third Amended Complaint was filed which eliminated references to CHC's corporate assets. The complaint has been dismissed as against GSCP and Foothill.

7. RITA F. OLIAI V. CORAM HEALTHCARE CORPORATION. Plaintiff, a former Vice President of Reimbursement of CHC, filed suit against CHC alleging she was wrongfully terminated in violation of federal and state anti-discrimination statutes. She further alleges that she was terminated as a result of discovering certain wrongful claims practices of CHC. CHC denied all allegations in the complaint. CHC's Motion for Summary Judgment was granted on three out of Plaintiff's four claims. The only surviving claim is based on age discrimination. Plaintiff has filed a $5 million proof of claim in the Chapter 11 Cases. Any liability of CHC in this case should be covered by CHC's insurance carrier. However, such carrier is now under an Order of Liquidation and it is unclear how such order may affect CHC's exposure.

                                                              Exchange Agreement


8. RICK SMITH ARBITRATION. The former President and Chief Executive Officer of CHC had a separation agreement with CHC and Borrower that was potentially binding on the Guarantors. CHC suspended payment under this agreement due to the Chapter 11 Cases. Claimant filed a Proof of Claim in the Chapter 11 proceeding for $595,469. Mediation efforts in this case were not effective. Arbitration of this matter has been scheduled for February 2002.

9. MARY KAY ALCALA EEOC CHARGE. A claim of discrimination was filed by former employee Mary Kay Alcala at the Chicago Office of the EEOC, alleging discrimination on the basis of gender and pregnancy. The Bankruptcy Court lifted the automatic stay for Ms. Alcala to seek a Right to Sue Letter from the EEOC, which was issued on June 27, 2001. Ms. Alcala's last demand was $225,000.

                                                              Exchange Agreement

                                  SCHEDULE 4.16

                             GOVERNMENTAL APPROVALS

Coram Healthcare Corporation, through its wholly owned subsidiaries, Coram Healthcare Corporation of New York and Coram Healthcare Corporation of Greater New York, operates home care services agencies under five separate licenses issued by the State of New York Department of Health (the "Department"). The contemplated transaction may be viewed by the Department as a change of controlling person in the operators of these agencies. If so, applications for approval of the transaction would be required to be filed with the Department within thirty (30) days of consummation of the contemplated transaction pursuant to state licensure laws. Under such circumstances, if the transaction has already been consummated and approval is not ultimately obtained, the licensed entity may be subject to fines, an order to cease the licensed operations, and/or an order to divest itself of the ownership of the subject home care service agencies.

                                                              Exchange Agreement

                                  SCHEDULE 4.17

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES



   TRADEMARKS:

                                                                                   REGISTRATION    REGISTRATION
            COMPANY                    COUNTRY               TRADEMARK                NUMBER           DATE
            -------                    -------               ---------             ------------    ------------
Coram, Inc.                              USA           AMERICAN CARDIOLOGY CARE       1,766,369        4/20/93

Coram, Inc.                              USA           AMERICAN CARDIOLOGY CARE       1,782,299        7/13/93

Coram, Inc.                              USA                  BABYSTART               1,839,093         6/7/94


Coram, Inc.                              USA               CARING, TOGETHER           2,043,411        3/11/97

Coram, Inc.                              USA                  CATH-TRAIN              1,292,689         9/4/84

Coram, Inc.                              USA          THE CORAM RESOURCE NETWORK      2,152,708        4/21/98

Coram, Inc.                              USA            CRITICAL CARE AMERICA         1,744,060       12/29/92

Curaflex Health Services, Inc.           USA                   CURAFLEX               1,487,963        5/10/88

Coram, Inc.                              USA                 DESIGN ONLY              1,209,221        9/14/82

Coram, Inc.                              USA                FIRST ACTIVITY            1,839,007         6/7/94

HealthInfusion, Inc.                     USA                 FIRST CIRCLE             1,820,119         2/8/94

HealthInfusion, Inc.                     USA                HEALTHINFUSION            1,737,332        12/1/92

Coram, Inc.                              USA                   HOME-NET               1,754,314        2/23/93

Coram, Inc.                              USA                   HOMEPRO                1,411,199        9/30/86

H.M.S.S., Inc.                           USA                   IN TOUCH               1,766,976        4/20/93

Coram, Inc.                              USA             PEDIATRICARE AMERICA         1,772,624        5/18/93

HealthInfusion, Inc.                     USA          THE REVOLUTION IN MANAGED       1,820,118         2/8/94
                                                                CARE

T2 Medical, Inc.                         USA                    SPARC                 1,894,283        5/16/95

Coram, Inc.                              USA           WE BRING KIDS' CARE HOME       1,773,883        5/25/93

Coram, Inc.                              USA                   PHARMIX              Unregistered



PATENTS:


COMPANY                                COUNTRY        TITLE                        PATENT NUMBER    ISSUE DATE
------                                -------        -----                        -------------    ----------
Coram, Inc.                              USA          Non-exclusive sublicense      4,857,555
                                                      tp practice United States
                                                      Patent No. 4,857,555 to
                                                      prescription compound,
                                                      dispense and sell in
                                                      accordance with written
                                                      physician prescriptions
                                                      pursuant to License
                                                      Agreement dated
                                                      November 13, 1998.

COPYRIGHTS:

COMPANY                                COUNTRY        TITLE                        TYPE OF WORK     ISSUE DATE
------                                 -------        -----                        -------------    ----------
Coram, Inc. retains copyrights for                    Clinical Policies and
numerous materials including but not                  Procedures
limited to the provided example list.

                                                      Marketing Materials

                                                      Education Materials (in
                                                      connection with Clinical
                                                      Education Units)

TRADE NAMES:

Coram Healthcare
Coram
Coram Hemophilia Services
Coram Anti-infective Services
Coram Transplant Services
Coram Nutrition Services
Coram Chronic Disorders

SERVICE MARKS:

Coram Healthcare                                      NUTRITION
Corporation-Unregistered                              SUPPORT
Service Mark                                          CONSUMER
                                                      SATISFACTION
                                                      PROGRAM



MATERIAL LICENSES & PERMITS
(See attached)


MATERIAL NAMES:

Coram Prescription Services, a registered fictitious name.

Coram Healthcare Pharmacy, a registered fictitious name.

Corameters, a common law service mark.

HealthQuest Infusions, a registered fictitious name.

The corporate names listed on Schedule 4.5 hereto and the rights associated therewith.

The parties also have various trade secrets which are impractical to list.

                           Attachment to Schedule 4.17

Name/DBA                                              City          St      Type of License                       License Number
==================================================================================================================================
Coram Healthcare Corporation of Alabama               Birmingham    AL      Resident Pharmacy License             110472
Coram Healthcare Corporation of Alabama               Birmingham    AL      Resident Controlled Substance
                                                                               License                            CS-110472
Coram Healthcare Corporation of Alabama               Birmingham    AL      National Council for Prescription
                                                                               Drug Programs                      01-19455
Coram Healthcare Corporation of Alabama               Birmingham    AL      Medicare-Part B                       0467550001
Coram Healthcare Corporation of Alabama               Birmingham    AL      Medicare-Local B                      AL Pending
Coram Healthcare Corporation of Alabama               Birmingham    AL      Medicaid-Pharmacy                     AL 10002638
Coram Healthcare Corporation of Alabama               Birmingham    AL      JCAHO                                 101157
Coram Healthcare Corporation of Alabama               Birmingham    AL      Federal Drug Administration           Distributor Only
Coram Healthcare Corporation of Alabama               Birmingham    AL      DEA Certificate                       BC4347236
Coram Alternate Site Services, Inc.                   Tempe         AZ      Resident Pharmacy License             002749
Coram Alternate Site Services, Inc.                   Tempe         AZ      Non-Resident Pharmacy License         CA NRP258
Coram Alternate Site Services, Inc.                   Tempe         AZ      National Council for Prescription
                                                                               Drug Programs                      0321579
Coram Alternate Site Services, Inc.                   Tempe         AZ      Medicare-Part B                       0976970065
Coram Alternate Site Services, Inc.                   Tempe         AZ      Medicare-Local B                      AZ 66491
Coram Alternate Site Services, Inc.                   Tempe         AZ      Medicaid-Pharmacy/DME                 AZ 328478
Coram Alternate Site Services, Inc.                   Tempe         AZ      JCAHO                                 114453
Coram Alternate Site Services, Inc.                   Tucson        AZ      JCAHO                                 114453
Coram Alternate Site Services, Inc.                   Tempe         AZ      DEA Certificate                       BC4612239
Coram Alternate Site Services, Inc.                   Tempe         AZ      Clinical Laboratory Improvement
                                                                               Amendment Certificate of Wavier    03D0913879
Coram Alternate Site Services, Inc.                   San Diego     CA      Resident Pharmacy License             PHY 40932
Coram Alternate Site Services, Inc.                   San Diego     CA      National Council for Prescription
                                                                               Drug Programs                      0522311
Coram Alternate Site Services, Inc.                   San Diego     CA      Medicare-Part B                       0976970055-IV
Coram Alternate Site Services, Inc.                   San Diego     CA      Medicare-Local B                      CA Pending
Coram Alternate Site Services, Inc.                   San Diego     CA      Medical Device Retailer               CA Pending?
Coram Alternate Site Services, Inc.                   San Diego     CA      Medicaid-Pharmacy/DME                 CA PHA409320
Coram Alternate Site Services, Inc.                   San Diego     CA      JCAHO                                 73163
Coram Alternate Site Services, Inc.                   San Diego     CA      Home Health Agency License            0800429
Coram Alternate Site Services, Inc.                   San Diego     CA      Federal Drug Administration           2028384/LOS
Coram Alternate Site Services, Inc.                   San Diego     CA      DEA Certificate                       BC4458368
Coram Alternate Site Services, Inc.                   San Diego     CA      Clinical Laboratory Improvement
                                                                               Amendment Certificate of Wavier    05D0861432
Coram Healthcare Corporation of Northern California   Hayward       CA      Resident Pharmacy License             PHY 41468
Coram Healthcare Corporation of Northern California   Sacramento    CA      Resident Pharmacy License             PHY 40668
Coram Healthcare Corporation of Northern California   Hayward       CA      National Council for Prescription
                                                                               Drug Programs                      05 22385
Coram Healthcare Corporation of Northern California   Sacramento    CA      National Council for Prescription
                                                                               Drug Programs                      0526763
Coram Healthcare Corporation of Northern California   Hayward       CA      Medicare-Part B                       0327160005
Coram Healthcare Corporation of Northern California   Sacramento    CA      Medicare-Part B                       0327160004

                           Attachment to Schedule 4.17

Coram Healthcare Corporation of Northern California   Sacramento      CA    Medicare-Local B                    PHA406630
Coram Healthcare Corporation of Northern California   Hayward         CA    Medical Waste Generator             M71080
Coram Healthcare Corporation of Northern California   Hayward         CA    Medicaid-Pharmacy/DME               CA PHA409350
Coram Healthcare Corporation of Northern California   Sacramento      CA    Medicaid-Pharmacy/DME               CA PHA406680
Coram Healthcare Corporation of Northern California   Hayward         CA    JCAHO                               146696
Coram Healthcare Corporation of Northern California   Sacramento      CA    JCAHO                               146696
Coram Healthcare Corporation of Northern California   Hayward         CA    Home Health Agency License          020000338
Coram Healthcare Corporation of Northern California   Sacramento      CA    Home Health Agency License          020000338 (Branch)
Coram Healthcare Corporation of Northern California   Hayward         CA    DEA Certificate                     BC4820519
Coram Healthcare Corporation of Northern California   Sacramento      CA    DEA Certificate                     BC4661597
Coram Healthcare Corporation of Northern California   Sacramento      CA    Clinical Laboratory Improvement
                                                                              Amendment Certificate of Wavier   05D0881634
Coram Healthcare Corporation of Northern California   Hayward         CA    Clinical Laboratory Improvement
                                                                              Amendment Certificate of Wavier   05D0913815
Coram Healthcare Corporation of Southern California   Glendale        CA    State Wholesale Pharmacy Permit     WLS 3136
Coram Healthcare Corporation of Southern California   Glendale        CA    Resident Pharmacy License           PHY 41494
Coram Healthcare Corporation of Southern California   Ontario         CA    Resident Pharmacy License           PHY 40884
Coram Healthcare Corporation of Southern California   Tustin          CA    Resident Pharmacy License           PHY 45425
Coram Healthcare Corporation of Southern California   Santa Barbara   CA    Resident Pharmacy License           PHY 43114
Coram Healthcare Corporation of Southern California   Glendale        CA    National Council for Prescription
                                                                              Drug Programs                     05 22525
Coram Healthcare Corporation of Southern California   Ontario         CA    National Council for Prescription
                                                                              Drug Programs                     0553708
Coram Healthcare Corporation of Southern California   Tustin          CA    National Council for Prescription
                                                                              Drug Programs                     0577443
Coram Healthcare Corporation of Southern California   Santa Barbara   CA    National Council for Prescription
                                                                              Drug Programs                     0577493
Coram Healthcare Corporation of Southern California   Glendale        CA    Medicare-Part B                     0563500002
Coram Healthcare Corporation of Southern California   Ontario         CA    Medicare-Part B                     0563500003
Coram Healthcare Corporation of Southern California   Tustin          CA    Medicare-Part B                     0563500004
Coram Healthcare Corporation of Southern California   Santa Barbara   CA    Medicare-Part B                     0563500005
Coram Healthcare Corporation of Southern California   Glendale        CA    Medical Waste Hauler Permit         LQHE 488
Coram Healthcare Corporation of Southern California   Ontario         CA    Medical Waste Hauler Permit         9506070748
Coram Healthcare Corporation of Southern California   Tustin          CA    Medical Waste Hauler Permit         HSO#162072
Coram Healthcare Corporation of Southern California   Ontario         CA    Medical Waste Generator             9404187195
Coram Healthcare Corporation of Southern California   Tustin          CA    Medical Waste Generator             Pending
Coram Healthcare Corporation of Southern California   Glendale        CA    Medical Waste Generator             LQG 117
Coram Healthcare Corporation of Southern California   Glendale        CA    Medicaid-Pharmacy/DME               CA To Be Filed
Coram Healthcare Corporation of Southern California   Ontario         CA    Medicaid-Pharmacy/DME               CA PHA 408840
Coram Healthcare Corporation of Southern California   Tustin          CA    Medicaid-Pharmacy/DME               CA PHA 431730
Coram Healthcare Corporation of Southern California   Santa Barbara   CA    Medicaid-Pharmacy/DME               PHA431730
Coram Healthcare Corporation of Southern California   Glendale        CA    JCAHO                               73159
Coram Healthcare Corporation of Southern California   Ontario         CA    JCAHO                               73159

                           Attachment to Schedule 4.17



Coram Healthcare Corporation of Southern California   Tustin          CA     JCAHO                               73159
Coram Healthcare Corporation of Southern California   Santa Barbara   CA     JCAHO                               73159
Coram Healthcare Corporation of Southern California   Glendale        CA     Home Health Agency License          980000724
Coram Healthcare Corporation of Southern California   Ontario         CA     Home Health Agency License          2400748
Coram Healthcare Corporation of Southern California   Tustin          CA     Home Health Agency License          2400748-Branch
Coram Healthcare Corporation of Southern California   Santa Barbara   CA     Home Health Agency License          050000279
Coram Healthcare Corporation of Southern California   Glendale        CA     Exemptee License                    EXC 13200
Coram Healthcare Corporation of Southern California   Glendale        CA     DEA Certificate                     BC4821612
Coram Healthcare Corporation of Southern California   Tustin          CA     DEA Certificate                     BC5603560
Coram Healthcare Corporation of Southern California   Santa Barbara   CA     DEA Certificate                     BC5786073
Coram Healthcare Corporation of Southern California   Ontario         CA     DEA Certificate                     BC4508579
Coram Healthcare Corporation of Southern California   Ontario         CA     Clinical Laboratory Improvement
                                                                               Amendment Certificate of Wavier   05D0913814
Coram Healthcare Corporation of Southern California   Santa Barbara   CA     Clinical Laboratory Improvement
                                                                               Amendment Certificate of Wavier   05D0878452
Coram Healthcare Corporation of Southern California   Glendale        CA     Clinical Laboratory Improvement
                                                                               Amendment Certificate of Wavier   05D0913813
Coram Alternate Site Services, Inc.                   Englewood       CO     Resident Pharmacy License           370000024
Coram Alternate Site Services, Inc.                   Englewood       CO     Non-Resident Pharmacy License       NE 76
Coram Alternate Site Services, Inc.                   Englewood       CO     Non-Resident Pharmacy License       NM PH-00001758
Coram Alternate Site Services, Inc.                   Englewood       CO     Non-Resident Pharmacy License       UT 95-308238-1708
Coram Alternate Site Services, Inc.                   Englewood       CO     Non-Resident Pharmacy License       WY 06-14380
Coram Alternate Site Services, Inc.                   Englewood       CO     Non-Resident Controlled Substance   UT 95-308238-9939
Coram Alternate Site Services, Inc.                   Englewood       CO     Non-Resident Controlled Substance   WY 06-14380-CS
Coram Alternate Site Services, Inc.                   Englewood       CO     National Council for Prescription
                                                                               Drug Programs                     06 14380
Coram Alternate Site Services, Inc.                   Englewood       CO     Medicare-Part B                     0976970044
Coram Alternate Site Services, Inc.                   Englewood       CO     Medicare-Local B                    31163
Coram Alternate Site Services, Inc.                   Englewood       CO     Medicaid-Pharmacy/DME               CO 03002565
Coram Alternate Site Services, Inc.                   Englewood       CO     JCAHO                               73174
Coram Alternate Site Services, Inc.                   Englewood       CO     DEA Certificate                     BC4547824
Coram Alternate Site Services, Inc.                   Englewood       CO     Clinical Laboratory Improvement
                                                                               Amendment Certificate of Wavier   06D0938159
Coram Alternate Site Services, Inc.                   Wallingford     CT     Resident Pharmacy License           01335
Coram Alternate Site Services, Inc.                   Wallingford     CT     National Council for Prescription
                                                                               Drug Programs                     0716425
Coram Alternate Site Services, Inc.                   Wallingford     CT     Medicare-Part B                     0976970031
Coram Alternate Site Services, Inc.                   Wallingford     CT     Medicaid-Pharmacy                   CT 004143145
Coram Alternate Site Services, Inc.                   Wallingford     CT     Medicaid-DME                        CT 004138972
Coram Alternate Site Services, Inc.                   Wallingford     CT     JCAHO                               73165**
Coram Alternate Site Services, Inc.                   Wallingford     CT     DEA Certificate                     BC4419900
Coram Alternate Site Services, Inc.                   Jacksonville    FL     Resident Pharmacy License           PH0013472
Coram Alternate Site Services, Inc.                   Jacksonville    FL     Occupational License                006617-0000-9

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.                Jacksonville      FL    Non-Resident Pharmacy License           MD PO2391
Coram Alternate Site Services, Inc.                Jacksonville      FL    National Council for Prescription
                                                                             Drug Programs                         10 76149
Coram Alternate Site Services, Inc.                Jacksonville      FL    Medicare-Part B                         0976970006
Coram Alternate Site Services, Inc.                Jacksonville      FL    Medical Waste Generator                 166403113
Coram Alternate Site Services, Inc.                Jacksonville      FL    Medicaid-Pharmacy                       FL 105458900
Coram Alternate Site Services, Inc.                Jacksonville      FL    Medicaid-DME                            FL 105458901
Coram Alternate Site Services, Inc.                Jacksonville      FL    JCAHO                                   121284
Coram Alternate Site Services, Inc.                Jacksonville      FL    Home Health Agency License              HHA20222096
Coram Alternate Site Services, Inc.                Jacksonville      FL    DEA Certificate                         BC4512059
Coram Healthcare Corporation of Florida            Tampa             FL    State Laboratory Permit                 800012061
Coram Healthcare Corporation of Florida            Tampa             FL    Resident Pharmacy License               PH0013951
Coram Healthcare Corporation of Florida            Tampa             FL    Occupational License                    14068/8564
Coram Healthcare Corporation of Florida            Tampa             FL    National Council for Prescription
                                                                             Drug Programs                         1075349
Coram Healthcare Corporation of Florida            Tampa             FL    Medicare-Part B                         0596870002
Coram Healthcare Corporation of Florida            Tampa             FL    Medicare-Local B                        FL Pending
Coram Healthcare Corporation of Florida            Tampa             FL    Medical Waste Generator                 29-64-00393
Coram Healthcare Corporation of Florida            Tampa             FL    Medicaid-Pharmacy                       FL 103594100
Coram Healthcare Corporation of Florida            Tampa             FL    Medicaid-Pharmacy                       TX 599286
Coram Healthcare Corporation of Florida            Tampa             FL    Medicaid-Home Health                    FL 103594102
Coram Healthcare Corporation of Florida            Tampa             FL    Medicaid-DME                            FL 103594101
Coram Healthcare Corporation of Florida            Tampa             FL    Medicaid-DME                            TX 145471201
Coram Healthcare Corporation of Florida            Tampa             FL    Medicaid-DME                            TX 143850901
Coram Healthcare Corporation of Florida            Tampa             FL    JCAHO                                   139259**
Coram Healthcare Corporation of Florida            Tampa             FL    Home Health Agency License              HHA202960961
Coram Healthcare Corporation of Florida            Tampa             FL    DEA Certificate                         BC4856261
Coram Healthcare Corporation of Florida            Tampa             FL    Clinical Laboratory Improvement
                                                                             Amendment Certificate of Wavier       10D0926885
Coram Healthcare Corporation of Southern Florida   Pembroke Pines    FL    State Laboratory Permit                 L800006569
Coram Healthcare Corporation of Southern Florida   Pembroke Pines    FL    Occupational License                    98000071001
Coram Healthcare Corporation of Southern Florida   Pembroke Pines    FL    National Council for Prescription
                                                                             Drug Programs                         10 76137
Coram Healthcare Corporation of Southern Florida   Pembroke Pines    FL    Medical Waste Generator                 06-64-02764
Coram Healthcare Corporation of Southern Florida   Pembroke Pines    FL    Medicaid-Home Health                    RI CH26526
Coram Healthcare Corporation of Southern Florida   Pembroke Pines    FL    JCAHO                                   139259**
Coram Healthcare Corporation of Southern Florida   Pembroke Pines    FL    Home Health Agency License              HHA20290096
Coram Healthcare Corporation of Southern Florida   Pembroke Pines    FL    Clinical Laboratory Improvement
                                                                             Amendment Certificate of Wavier       10D0983445
Coram Alternate Site Services, Inc.                Marietta          GA    Resident Pharmacy License               006180
Coram Alternate Site Services, Inc.                Marietta          GA    Non-Resident Pharmacy License           AL 110596
Coram Alternate Site Services, Inc.                Marietta          GA    Non-Resident Pharmacy License           FL PH 0015981

                           Attachment to Schedule 4.17



Coram Alternate Site Services, Inc.   Marietta    GA   Non-Resident Pharmacy License                       AL 200361 - Mail Order
Coram Alternate Site Services, Inc.   Marietta    GA   Non-Resident Controlled Substance                   AL 110596-CS
Coram Alternate Site Services, Inc.   Marietta    GA   National Council for Prescription Drug Programs     11 41819
Coram Alternate Site Services, Inc.   Marietta    GA   Medicare-Part B                                     0976970070
Coram Alternate Site Services, Inc.   Marietta    GA   Medicare-Local B                                    GA Pending
Coram Alternate Site Services, Inc.   Marietta    GA   Medicaid-Pharmacy/DME                               GA 00676255A
Coram Alternate Site Services, Inc.   Marietta    GA   JCAHO                                               73168**
Coram Alternate Site Services, Inc.   Marietta    GA   DEA Certificate                                     BC4548054
Home Care Hawaii L.L.P                Waipahu     HI   Resident Pharmacy License                           PHY-592
Home Care Hawaii L.L.P                Waipahu     HI   Resident Controlled Substance License               E02878
Home Care Hawaii L.L.P                Waipahu     HI   National Council for Prescription Drug Programs     1203722
Home Care Hawaii L.L.P                Waipahu     HI   Medicare-Part B                                     1207750001
Home Care Hawaii L.L.P                Waipahu     HI   Medicaid-Pharmacy/DME                               Pending
Home Care Hawaii L.L.P                Waipahu     HI   JCAHO                                               0086188
Home Care Hawaii L.L.P                Waipahu     HI   DEA Certificate                                     BH5680271
Home Care Hawaii L.L.P                Waipahu     HI   Clinical Laboratory Improvement Amendment
                                                          Certificate of Wavier                            12D0940811
Coram Alternate Site Services, Inc.   Davenport   IA   Resident Pharmacy License                           216
Coram Alternate Site Services, Inc.   Davenport   IA   Resident Controlled Substance License               1107312
Coram Alternate Site Services, Inc.   Davenport   IA   Non-Resident Pharmacy License                       IL 054-013054
Coram Alternate Site Services, Inc.   Davenport   IA   Non-Resident Pharmacy License                       MO PS 006052
Coram Alternate Site Services, Inc.   Davenport   IA   Non-Resident Controlled Substance                   IL 032-005089
Coram Alternate Site Services, Inc.   Davenport   IA   National Council for Prescription Drug Programs     16 17921
Coram Alternate Site Services, Inc.   Davenport   IA   Medicare-Part B                                     0976970034
Coram Alternate Site Services, Inc.   Davenport   IA   Medicaid-Pharmacy/DME                               0121756
Coram Alternate Site Services, Inc.   Davenport   IA   Medicaid-Pharmacy/DME                               IL 760215922001
Coram Alternate Site Services, Inc.   Davenport   IA   Medicaid-Pharmacy                                   KY 5400149000/6439
Coram Alternate Site Services, Inc.   Davenport   IA   JCAHO                                               106767**
Coram Alternate Site Services, Inc.   Davenport   IA   DEA Certificate                                     BC4417639
Coram Alternate Site Services, Inc.   Davenport   IA   Clinical Laboratory Improvement Amendment
                                                          Certificate of Wavier                            16D0915297
Coram Alternate Site Services, Inc.   Boise       ID   State Laboratory Permit                             P789
Coram Alternate Site Services, Inc.   Boise       ID   Resident Pharmacy License                           1014PA
Coram Alternate Site Services, Inc.   Boise       ID   Non-Resident Pharmacy License                       OR 001566
Coram Alternate Site Services, Inc.   Boise       ID   National Council for Prescription Drug Programs     13 05906
Coram Alternate Site Services, Inc.   Boise       ID   Medicare-Part B                                     0976970061
Coram Alternate Site Services, Inc.   Boise       ID   Medicare-Local B                                    1910873
Coram Alternate Site Services, Inc.   Boise       ID   Medicaid-Supplies                                   ID V525203
Coram Alternate Site Services, Inc.   Boise       ID   Medicaid-Pharmacy/DME                               ID 0130017

                           Attachment to Schedule 4.17



Coram Alternate Site Services, Inc.   Boise             ID   JCAHO                                            73174**
Coram Alternate Site Services, Inc.   Boise             ID   DEA Certificate                                  BC4565567
Coram Alternate Site Services, Inc.   Boise             ID   Clinical Laboratory Improvement Amendment
                                                               Certificate of Wavier                          13D0989080
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Resident Pharmacy License                        0054-013063
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Resident Controlled Substance License            0032-005096
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Non-Resident Pharmacy License                    IN 64000034
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   National Council for Prescription Drug Programs  1466146
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Medicare-Part B                                  0976970005
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Medicaid-Pharmacy                                IL 760215922005
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Medicaid-Home Health                             IL Pending
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Medicaid-DME                                     IL 760215922003
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   JCAHO                                            90431
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Home Health Agency License                       1010093
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   DEA Certificate                                  BC4577384
Coram Alternate Site Services, Inc.   Mt. Prospect      IL   Clinical Laboratory Improvement Amendment
                                                               Certificate of Wavier                          14D0862753
Coram Alternate Site Services, Inc.   Indianapolis      IN   Resident Pharmacy License                        60004802
Coram Alternate Site Services, Inc.   Fort Wayne        IN   Resident Pharmacy License                        60004801
Coram Alternate Site Services, Inc.   Indianapolis      IN   Resident Controlled Substance License            60004802B
Coram Alternate Site Services, Inc.   Fort Wayne        IN   Resident Controlled Substance License            60004801B
Coram Alternate Site Services, Inc.   Indianapolis      IN   Non-Resident Pharmacy License                    IL 0054-013150
Coram Alternate Site Services, Inc.   Fort Wayne        IN   Non-Resident Pharmacy License                    OH 02-0959550
Coram Alternate Site Services, Inc.   Fort Wayne        IN   Non-Resident Pharmacy License                    AR X-01455
Coram Alternate Site Services, Inc.   Fort Wayne        IN   Non-Resident Pharmacy License                    MI 5301007352
Coram Alternate Site Services, Inc.   Indianapolis      IN   Non-Resident Controlled Substance                IL 0032-005150
Coram Alternate Site Services, Inc.   Fort Wayne        IN   Non-Resident Controlled Substance                MI 5315005373
Coram Alternate Site Services, Inc.   Indianapolis      IN   National Council for Prescription
                                                               Drug Programs                                  15 31967
Coram Alternate Site Services, Inc.   Fort Wayne        IN   National Council for Prescription
                                                               Drug Programs                                  15 31854
Coram Alternate Site Services, Inc.   Indianapolis      IN   Medicare-Part B                                  0976970016
Coram Alternate Site Services, Inc.   Fort Wayne        IN   Medicare-Part B                                  0976970022
Coram Alternate Site Services, Inc.   Indianapolis      IN   Medicaid-Pharmacy/DME                            IN 200101510
Coram Alternate Site Services, Inc.   Indianapolis      IN   Medicaid-Pharmacy/DME                            OH 0221138
Coram Alternate Site Services, Inc.   Fort Wayne        IN   Medicaid-Pharmacy/DME                            IN 200026250
Coram Alternate Site Services, Inc.   Indianapolis      IN   Medicaid-Pharmacy/DME                            IL 760215922007
Coram Alternate Site Services, Inc.   Indianapolis      IN   Medicaid-Pharmacy                                KY 54031232
Coram Alternate Site Services, Inc.   Indianapolis      IN   Medicaid-DME                                     KY Pending
Coram Alternate Site Services, Inc.   Indianapolis      IN   JCAHO                                            108492**
Coram Alternate Site Services, Inc.   Fort Wayne        IN   JCAHO                                            108492

                          Attachment to Schedule 4.17

Coram Alternate Site Services, Inc.         Fort Wayne     IN    Home Health Agency License                          005875
Coram Alternate Site Services, Inc.         Indianapolis   IN    Home Health Agency License                          005876
Coram Alternate Site Services, Inc.         Indianapolis   IN    Federal Drug Administration                         1836103
Coram Alternate Site Services, Inc.         Indianapolis   IN    DEA Certificate                                     BC4402664
Coram Alternate Site Services, Inc.         Fort Wayne     IN    DEA Certificate                                     BC4402652
Coram Healthcare Corporation of Indiana     Crown Point    IN    Resident Pharmacy License                           60004457
Coram Healthcare Corporation of Indiana     Crown Point    IN    Resident Controlled Substance License               60004457B
Coram Healthcare Corporation of Indiana     Crown Point    IN    Non-Resident Pharmacy License                       IL 054-013299
Coram Healthcare Corporation of Indiana     Crown Point    IN    Non-Resident Controlled Substance                   IL 032-005256
Coram Healthcare Corporation of Indiana     Crown Point    IN    National Council for Prescription Drug Programs     15 28770
Coram Healthcare Corporation of Indiana     Crown Point    IN    Medicare-Part B                                     0238580001
Coram Healthcare Corporation of Indiana     Crown Point    IN    Medicare-Local B                                    083910
Coram Healthcare Corporation of Indiana     Crown Point    IN    Medicaid-Pharmacy/DME                               IN 100299060A
Coram Healthcare Corporation of Indiana     Crown Point    IN    JCAHO                                               90431
Coram Healthcare Corporation of Indiana     Crown Point    IN    Home Health Agency License                          005879
Coram Healthcare Corporation of Indiana     Crown Point    IN    DEA Certificate                                     BH2727456
Coram Healthcare Corporation of Indiana     Crown Point    IN    Clinical Laboratory Improvement Amendment
                                                                   Certificate of Wavier                             15D0913807
Coram Alternate Site Services, Inc.         Wichita        KS    Resident Pharmacy License                           2-08638
Coram Alternate Site Services, Inc.         Lenexa         KS    Resident Pharmacy License                           2-08486
Coram Alternate Site Services, Inc.         Wichita        KS    Non-Resident Pharmacy License                       OK 99-99
Coram Alternate Site Services, Inc.         Wichita        KS    Non-Resident Pharmacy License                       AR Pending
Coram Alternate Site Services, Inc.         Lenexa         KS    Non-Resident Pharmacy License                       MO PS005955
Coram Alternate Site Services, Inc.         Wichita        KS    National Council for Prescription Drug Programs     1715929
Coram Alternate Site Services, Inc.         Lenexa         KS    National Council for Prescription Drug Programs     17 15361
Coram Alternate Site Services, Inc.         Wichita        KS    Medicare-Part B                                     0976970027
Coram Alternate Site Services, Inc.         Lenexa         KS    Medicare-Part B                                     0976970068
Coram Alternate Site Services, Inc.         Wichita        KS    Medicaid-Pharmacy                                   KS CO184465
Coram Alternate Site Services, Inc.         Lenexa         KS    Medicaid-Pharmacy                                   KS 6018446501
Coram Alternate Site Services, Inc.         Lenexa         KS    Medicaid-Pharmacy                                   MO 603176801
Coram Alternate Site Services, Inc.         Wichita        KS    Medicaid-Home Health                                KS CO575542
Coram Alternate Site Services, Inc.         Lenexa         KS    Medicaid-Home Health                                KS 58184465 03
Coram Alternate Site Services, Inc.         Lenexa         KS    Medicaid-Home Health                                MO 589662808
Coram Alternate Site Services, Inc.         Wichita        KS    Medicaid-DME                                        KS CO521275
Coram Alternate Site Services, Inc.         Lenexa         KS    Medicaid-DME                                        KS 6218446502
Coram Alternate Site Services, Inc.         Lenexa         KS    Medicaid-DME                                        MO 623176807
Coram Alternate Site Services, Inc.         Wichita        KS    JCAHO                                               94376**
Coram Alternate Site Services, Inc.         Lenexa         KS    JCAHO                                               146185

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.             Wichita       KS     Home Health Agency License                A-087-019
Coram Alternate Site Services, Inc.             Lenexa        KS     Home Health Agency License                A-046-062
Coram Alternate Site Services, Inc.             Lenexa        KS     Federal Drug Administration               KS21143
Coram Alternate Site Services, Inc.             Wichita       KS     DEA Certificate                           BC4432922
Coram Alternate Site Services, Inc.             Lenexa        KS     DEA Certificate                           BC4512465
Coram Alternate Site Services, Inc.             Wichita       KS     Clinical Laboratory Improvement
                                                                       Amendment Certificate of Wavier         17D0926788
Coram Alternate Site Services, Inc.             Lenexa        KS     Clinical Laboratory Improvement
                                                                       Amendment Certificate of Wavier         17D0913860
Coram Alternate Site Services, Inc.             St. Rose      LA     Resident Pharmacy License                 3260-RC
Coram Alternate Site Services, Inc.             St. Rose      LA     Resident Pharmacy License                 3261-PE
Coram Alternate Site Services, Inc.             St. Rose      LA     Resident Controlled Substance License     C003260-RC
Coram Alternate Site Services, Inc.             St. Rose      LA     Resident Controlled Substance License     C003261-PE
Coram Alternate Site Services, Inc.             St. Rose      LA     Non-Resident Pharmacy License             AL 110554
Coram Alternate Site Services, Inc.             St. Rose      LA     Non-Resident Pharmacy License             AL 200354
Coram Alternate Site Services, Inc.             St. Rose      LA     Non-Resident Pharmacy License             MS 03045/07.1
Coram Alternate Site Services, Inc.             St. Rose      LA     Non-Resident Controlled Substance         AL 110554-CS
Coram Alternate Site Services, Inc.             St. Rose      LA     National Council for Prescription
                                                                       Drug Programs                           1926609
Coram Alternate Site Services, Inc.             St. Rose      LA     Medicare-Part B                           0976970040
Coram Alternate Site Services, Inc.             St. Rose      LA     Medicaid-Pharmacy/DME                     LA 1263133
Coram Alternate Site Services, Inc.             St. Rose      LA     JCAHO                                     121287
Coram Alternate Site Services, Inc.             St. Rose      LA     Federal Drug Administration               2320595
Coram Alternate Site Services, Inc.             St. Rose      LA     DEA Certificate                           BC4481646
Coram Alternate Site Services, Inc.             St. Rose      LA     Clinical Laboratory Improvement
                                                                       Amendment Certificate of Wavier         19D0931538
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Resident Pharmacy License                 DS 2584-1
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Resident Controlled Substance License     DS 2584-3
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Non-Resident Pharmacy License             ME M040000134
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Non-Resident Pharmacy License             RI 9106
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Non-Resident Home Health Agency           NH 02728
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Non-Resident Controlled Substance         NH NR0136
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     National Council for Prescription
                                                                       Drug Programs                           22 35718
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Medicare-Part B                           1088740001
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Medicaid-Pharmacy/DME                     MA 0444669
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     JCAHO                                     113489
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     DEA Certificate                           BC4636049
Coram Healthcare Corporation of Massachusetts   Hopkinton     MA     Clinical Laboratory Improvement
                                                                       Amendment Certificate of Wavier         22D0939457
Coram Healthcare Corporation of Greater D.C     Columbia      MD     State Laboratory Permit                   Exception 19-970051
Coram Healthcare Corporation of Greater D.C     Columbia      MD     Residental Services Agency                1094
Coram Healthcare Corporation of Greater D.C     Columbia      MD     Resident Pharmacy License                 PWO131

                           Attachment to Schedule 4.17


Coram Healthcare Corporation of Greater D.C   Columbia       MD   Resident Controlled Substance License             438633
Coram Healthcare Corporation of Greater D.C   Columbia       MD   Non-Resident Pharmacy License                     DE A90000131
Coram Healthcare Corporation of Greater D.C   Columbia       MD   Non-Resident Pharmacy License                     VA 0214-000126
Coram Healthcare Corporation of Greater D.C   Columbia       MD   Non-Resident Controlled Substance                 DE PH0401
Coram Healthcare Corporation of Greater D.C   Columbia       MD   National Council for Prescription
                                                                    Drug Programs                                   21 20323
Coram Healthcare Corporation of Greater D.C   Columbia       MD   Medicare-Part B                                   0624590003
Coram Healthcare Corporation of Greater D.C   Columbia       MD   Medicaid-Pharmacy                                 MD 1385011 00
Coram Healthcare Corporation of Greater D.C   Columbia       MD   Medicaid-DME                                      MD 1385020 00
Coram Healthcare Corporation of Greater D.C   Columbia       MD   JCAHO                                             144674
Coram Healthcare Corporation of Greater D.C   Columbia       MD   DEA Certificate                                   BC4454776
Coram Healthcare Corporation of Greater D.C   Columbia       MD   Clinical Laboratory Improvement Amendment
                                                                    Certificate of Wavier                           21D0928157
Coram Alternate Site Services, Inc.           Plymouth       MI   Resident Pharmacy License                         5301006255
Coram Alternate Site Services, Inc.           Grand Rapids   MI   Resident Pharmacy License                         5301006259
Coram Alternate Site Services, Inc.           Plymouth       MI   Resident Controlled Substance License             5301006255-CS
Coram Alternate Site Services, Inc.           Grand Rapids   MI   Resident Controlled Substance License             5301006259-CS
Coram Alternate Site Services, Inc.           Plymouth       MI   Non-Resident Pharmacy License                     FL PH0016415
Coram Alternate Site Services, Inc.           Plymouth       MI   Non-Resident Pharmacy License                     IN 64000070
Coram Alternate Site Services, Inc.           Plymouth       MI   Non-Resident Pharmacy License                     OH 02-0964350
Coram Alternate Site Services, Inc.           Plymouth       MI   National Council for Prescription Drug Programs   2356548
Coram Alternate Site Services, Inc.           Grand Rapids   MI   National Council for Prescription Drug Programs   23 54619
Coram Alternate Site Services, Inc.           Plymouth       MI   Medicare-Part B                                   0976970030
Coram Alternate Site Services, Inc.           Grand Rapids   MI   Medicare-Part B                                   0976970010
Coram Alternate Site Services, Inc.           Plymouth       MI   Medicare-Local B                                  OM24830
Coram Alternate Site Services, Inc.           Plymouth       MI   Medicaid-Pharmacy/DME                             OH 0148781
Coram Alternate Site Services, Inc.           Plymouth       MI   Medicaid-Pharmacy                                 MI 3143188
Coram Alternate Site Services, Inc.           Grand Rapids   MI   Medicaid-Pharmacy                                 MI 3143160
Coram Alternate Site Services, Inc.           Plymouth       MI   Medicaid-Home Health                              MI 3182506
Coram Alternate Site Services, Inc.           Plymouth       MI   Medicaid-DME                                      MI 3148228
Coram Alternate Site Services, Inc.           Grand Rapids   MI   Medicaid-DME                                      MI 3146958
Coram Alternate Site Services, Inc.           Plymouth       MI   JCAHO                                             73172**
Coram Alternate Site Services, Inc.           Grand Rapids   MI   JCAHO                                             73172**
Coram Alternate Site Services, Inc.           Plymouth       MI   Federal Drug Administration                       1836052
Coram Alternate Site Services, Inc.           Plymouth       MI   DEA Certificate                                   BC4419924
Coram Alternate Site Services, Inc.           Grand Rapids   MI   DEA Certificate                                   BC4447480
Coram Alternate Site Services, Inc.           Plymouth       MI   Clinical Laboratory Improvement Amendment
                                                                    Certificate of Wavier                           23D0882798
Coram Healthcare Corporation of Michigan      Lansing        MI   Resident Pharmacy License                         5301006149
Coram Healthcare Corporation of Michigan      Lansing        MI   Resident Controlled Substance License             5301006149-CS

                           Attachment to Schedule 4.17


Coram Healthcare Corporation of Michigan  Lansing            MI   Non-Resident Pharmacy License                    IN 64000071
Coram Healthcare Corporation of Michigan  Lansing            MI   National Council for Prescription Drug Programs  23 54544
Coram Healthcare Corporation of Michigan  Lansing            MI   Medicare-Part B                                  0571460002
Coram Healthcare Corporation of Michigan  Lansing            MI   Medicaid-Pharmacy                                MI 3128154
Coram Healthcare Corporation of Michigan  Lansing            MI   Medicaid-DME                                     MI 3128163
Coram Healthcare Corporation of Michigan  Lansing            MI   JCAHO                                            73172**
Coram Healthcare Corporation of Michigan  Lansing            MI   DEA Certificate                                  BC4371922
Coram Alternate Site Services, Inc.       Mendota Heights    MN   State Wholesale Pharmacy Permit                  360564-8
Coram Alternate Site Services, Inc.       Moorhead           MN   State Wholesale Pharmacy Permit                  360769-1
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Resident Pharmacy License                        261268-7
Coram Alternate Site Services, Inc.       Moorhead           MN   Resident Pharmacy License                        261497-3
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    AL 111092
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    AL 200507-Mail
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    CA NRP 257
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    CO 5046
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    FL PH0015495
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    ID 1264MS
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    IL 054-012063
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    IN 64000056
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    KS 22-01519
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    KY MN274
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    MI 5301006638
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    MO PS006596
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    MS 04004/07.1
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    ND 242
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    NE 74
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    OK 99-286
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    OR 001558
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    RI NRP 9177
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    SD 400-0013
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    TX 18213
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    UT 99-367213-1708
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    WA FM00056011
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    WY 24-21662
Coram Alternate Site Services, Inc.       Mendota Heights    MN   Non-Resident Pharmacy License                    AZ Y03383
Coram Alternate Site Services, Inc.       Moorhead           MN   Non-Resident Pharmacy License                    ND 243
Coram Alternate Site Services, Inc.       Moorhead           MN   Non-Resident Pharmacy License                    SD 400-0125

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Pharmacy License                       MT 112
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Pharmacy License                       OH 02-1109450
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Pharmacy License                       AK 203
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Pharmacy License                       IA 3011
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Controlled Substance                   AL 111092-CS
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Controlled Substance                   IL 032-005006
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Controlled Substance                   OR 001558-CS
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Controlled Substance                   UT 99-367213-9939
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Controlled Substance                   WY 24-21662-CS
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Non-Resident Controlled Substance                   MT 112-CS
Coram Alternate Site Services, Inc.   Mendota Heights   MN  National Council for Prescription Drug Programs     24 21662
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicare-Part B                                     0976970018
Coram Alternate Site Services, Inc.   Moorhead          MN  Medicare-Part B                                     0976970072
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicare-Local B                                    870000755
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicaid-Pharmacy/DME                               MN 807322800
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicaid-Pharmacy/DME                               WI 33204700
Coram Alternate Site Services, Inc.   Moorhead          MN  Medicaid-Pharmacy/DME                               SD 8530780
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicaid-Pharmacy                                   ND 21189
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicaid-Pharmacy                                   SD 8531050
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicaid-Pharmacy                                   IN Pending
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicaid-Home Health                                MN 673555000
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicaid-DME                                        ND 56208
Coram Alternate Site Services, Inc.   Mendota Heights   MN  Medicaid-DME                                        SD 9161600
Coram Alternate Site Services, Inc.   Mendota Heights   MN  JCAHO                                               144670
Coram Alternate Site Services, Inc.   Moorhead          MN  JCAHO                                               0180058
Coram Alternate Site Services, Inc.   Moorhead          MN  Home Health Agency License                          Sequential
Coram Alternate Site Services, Inc.   Mendota Heights   MN  DEA Certificate                                     BC4434192
Coram Alternate Site Services, Inc.   Moorhead          MN  DEA Certificate                                     BC5699484
Coram Alternate Site Services, Inc.   Moorhead          MN  Clinical Laboratory Improvement Amendment
                                                              Certificate of Wavier                             24D0957100
Coram Homecare of Minnesota, Inc.     Mendota Heights   MN  Medicare-Part B                                     24-7247
Coram Homecare of Minnesota, Inc.     Mendota Heights   MN  JCAHO                                               9002001
Coram Homecare of Minnesota, Inc.     Mendota Heights   MN  Home Health Agency License                          0034824
Coram Homecare of Minnesota, Inc.     Mendota Heights   MN  Clinical Laboratory Improvement Amendment
                                                              Certificate of Wavier                             24D0907416
Coram Alternate Site Services, Inc.   Earth City        MO  Resident Pharmacy License                           PS 005866
Coram Alternate Site Services, Inc.   Earth City        MO  Resident Controlled Substance License               08891805
Coram Alternate Site Services, Inc.   Earth City        MO  Non-Resident Pharmacy License                       AR X-01315
Coram Alternate Site Services, Inc.   Earth City        MO  Non-Resident Pharmacy License                       IL 054-013207

                           Attachment to Schedule 4.17



Coram Alternate Site Services, Inc.           Earth City    MO   Non-Resident Pharmacy License                AZ Y03382
Coram Alternate Site Services, Inc.           Earth City    MO   Non-Resident Controlled Substance            IL 0032-005192
Coram Alternate Site Services, Inc.           Earth City    MO   National Council for Prescription
                                                                   Drug Programs                              2630134
Coram Alternate Site Services, Inc.           Earth City    MO   Medicare-Part B                              0976970069
Coram Alternate Site Services, Inc.           Earth City    MO   Medicaid-Pharmacy/DME                        IL 760215922006
Coram Alternate Site Services, Inc.           Earth City    MO   Medicaid-Pharmacy                            MO 602199002
Coram Alternate Site Services, Inc.           Earth City    MO   Medicaid-Pharmacy                            ???
Coram Alternate Site Services, Inc.           Earth City    MO   Medicaid-Pharmacy                            KS 6018446501
Coram Alternate Site Services, Inc.           Earth City    MO   Medicaid-Home Health                         KS 5818446501
Coram Alternate Site Services, Inc.           Earth City    MO   Medicaid-DME                                 MO 622199008
Coram Alternate Site Services, Inc.           Earth City    MO   JCAHO                                        114255
Coram Alternate Site Services, Inc.           Earth City    MO   DEA Certificate                              BC4613899
Coram Alternate Site Services, Inc.           Earth City    MO   Clinical Laboratory Improvement
                                                                   Amendment Certificate of Wavier            26D0913848
Coram Healthcare Corporation of Mississippi   Jackson       MS   Resident Pharmacy License                    03041-02CJ
Coram Healthcare Corporation of Mississippi   Jackson       MS   Resident Controlled Substance License        CS 03041-02CJ
Coram Healthcare Corporation of Mississippi   Jackson       MS   Non-Resident Pharmacy License                LA 3465-OOSPE
Coram Healthcare Corporation of Mississippi   Jackson       MS   Non-Resident Pharmacy License                AL 110761
Coram Healthcare Corporation of Mississippi   Jackson       MS   Non-Resident Pharmacy License                AL 200436 Mail Order
Coram Healthcare Corporation of Mississippi   Jackson       MS   Non-Resident Controlled Substance            AL 110761-CS
Coram Healthcare Corporation of Mississippi   Jackson       MS   National Council for Prescription
                                                                   Drug Programs                              25 17538
Coram Healthcare Corporation of Mississippi   Jackson       MS   Medicare-Part B                              1131200001
Coram Healthcare Corporation of Mississippi   Jackson       MS   Medicaid-Pharmacy                            MS 0330295
Coram Healthcare Corporation of Mississippi   Jackson       MS   Medicaid-DME                                 MS 0440420
Coram Healthcare Corporation of Mississippi   Jackson       MS   JCAHO                                        136415
Coram Healthcare Corporation of Mississippi   Jackson       MS   DEA Certificate                              BC4376287
Coram Healthcare Corporation of Mississippi   Jackson       MS   Clinical Laboratory Improvement
                                                                   Amendment Certificate of Wavier            25D0317982
Coram Alternate Site Serivces, Inc.           New Bern      NC   Resident Pharmacy License                    07584
Coram Alternate Site Serivces, Inc.           New Bern      NC   National Council for Prescription
                                                                   Drug Programs                              34 38795
Coram Alternate Site Serivces, Inc.           New Bern      NC   DEA Certificate                              BC6830093
Coram Alternate Site Services, Inc.           Asheville     NC   Resident Pharmacy License                    5936
Coram Alternate Site Services, Inc.           Morrisville   NC   Resident Pharmacy License                    5938
Coram Alternate Site Services, Inc.           Charlotte     NC   Resident Pharmacy License                    5935
Coram Alternate Site Services, Inc.           Charlotte     NC   Non-Resident Pharmacy License                SC 6003597
Coram Alternate Site Services, Inc.           Asheville     NC   Non-Resident Pharmacy License                SC 60005553
Coram Alternate Site Services, Inc.           Morrisville   NC   Non-Resident Pharmacy License                VA 0214000186
Coram Alternate Site Services, Inc.           Charlotte     NC   Non-Resident Pharmacy License                VA 0214000485
Coram Alternate Site Services, Inc.           Morrisville   NC   National Council for Prescription
                                                                   Drug Programs                              3431474

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.   Charlotte       NC        National Council for Prescription Drug Programs        34 31602
Coram Alternate Site Services, Inc.   Asheville       NC        National Council for Prescription Drug Programs        34 31599
Coram Alternate Site Services, Inc.   Morrisville     NC        Medicare-Part B                                        0976970002
Coram Alternate Site Services, Inc.   Charlotte       NC        Medicare-Part B                                        0976970026
Coram Alternate Site Services, Inc.   Asheville       NC        Medicare-Part B                                        0976970035
Coram Alternate Site Services, Inc.   Morrisville     NC        Medicare-Local B                                       NC Pending
Coram Alternate Site Services, Inc.   Morrisville     NC        Medicaid-Pharmacy                                      NC 0929026
Coram Alternate Site Services, Inc.   Morrisville     NC        Medicaid-Pharmacy                                      Pending
Coram Alternate Site Services, Inc.   Morrisville     NC        Medicaid-Pharmacy                                      SC Pending
Coram Alternate Site Services, Inc.   Charlotte       NC        Medicaid-Pharmacy                                      NC 0607994
Coram Alternate Site Services, Inc.   Charlotte       NC        Medicaid-Pharmacy                                      SC 7N5935
Coram Alternate Site Services, Inc.   Asheville       NC        Medicaid-Pharmacy                                      NC 0116475
Coram Alternate Site Services, Inc.   Morrisville     NC        Medicaid-Home Care                                     NC 6800293
Coram Alternate Site Services, Inc.   Charlotte       NC        Medicaid-Home Care                                     NC 6800300
Coram Alternate Site Services, Inc.   Winston-Salem   NC        Medicaid-Home Care                                     NC 6800314
Coram Alternate Site Services, Inc.   Asheville       NC        Medicaid-Home Care                                     NC 6800313
Coram Alternate Site Services, Inc.   Morrisville     NC        Medicaid-DME                                           NC 7701741
Coram Alternate Site Services, Inc.   Charlotte       NC        Medicaid-DME                                           NC 7701507
Coram Alternate Site Services, Inc.   Charlotte       NC        Medicaid-DME                                           SC DME889
Coram Alternate Site Services, Inc.   Asheville       NC        Medicaid-DME                                           NC 7701570
Coram Alternate Site Services, Inc.   Morrisville     NC        JCAHO                                                  116836
Coram Alternate Site Services, Inc.   Charlotte       NC        JCAHO                                                  116836
Coram Alternate Site Services, Inc.   Winston-Salem   NC        JCAHO                                                  116836
Coram Alternate Site Services, Inc.   Asheville       NC        JCAHO                                                  116836
Coram Alternate Site Services, Inc.   Charlotte       NC        Home Health Agency License                             HC0091
Coram Alternate Site Services, Inc.   Winston-Salem   NC        Home Health Agency License                             HC0461
Coram Alternate Site Services, Inc.   Morrisville     NC        Home Health Agency License                             HC0237
Coram Alternate Site Services, Inc.   Asheville       NC        Home Health Agency License                             HC0089
Coram Alternate Site Services, Inc.   Morrisville     NC        DEA Certificate                                        BC4420357
Coram Alternate Site Services, Inc.   Charlotte       NC        DEA Certificate                                        BC4470845
Coram Alternate Site Services, Inc.   Asheville       NC        DEA Certificate                                        BC4423555
Coram Alternate Site Services, Inc.   Morrisville     NC        Clinical Laboratory Improvement Amendment
                                                                  Certificate of Wavier                                34D0920338
Coram Alternate Site Services, Inc.   Charlotte       NC        Clinical Laboratory Improvement Amendment
                                                                  Certificate of Wavier                                34D0920552
Coram Alternate Site Services, Inc.   Asheville       NC        Clinical Laboratory Improvement Amendment
                                                                  Certificate of Wavier                                34D0920551
Coram Alternate Site Services, Inc.   Omaha           NE        Resident Pharmacy License                              2245
Coram Alternate Site Services, Inc.   Omaha           NE        Non-Resident Pharmacy License                          IA 3093
Coram Alternate Site Services, Inc.   Omaha           NE        Non-Resident Pharmacy License                          KS 22-01501

                           Attachment to Schedule 4.17



Coram Alternate Site Services, Inc.     Omaha    NE     Non-Resident Pharmacy License                     MO PS006051
Coram Alternate Site Services, Inc.     Omaha    NE     Non-Resident Pharmacy License                     SD 400-0005
Coram Alternate Site Services, Inc.     Omaha    NE     National Council for Prescription Drug Programs   2814641
Coram Alternate Site Services, Inc.     Omaha    NE     Medicare-Part B                                   0976970046
Coram Alternate Site Services, Inc.     Omaha    NE     Medicare-Local B                                  098413
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy/DME                             IL Pending
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy/DME                             MN 1392204-00
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy/DME                             NE 76021592200
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy/DME                             NY 0614502
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy/DME                             OH 0218624
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy/DME                             WI Temporary
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy/DME                             MI 873163716
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 CO 00752089X
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 AR 129010407
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 CT Pending
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 IA NABP2814641
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 KS 6018446504
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 KY 54032495
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 LA 1263516
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 MO 608232500
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 MT 212563
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 NC 0285172
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 ND Pending
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 NJ 7599803
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 NM Pending
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 OK 90003928132
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 SC
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 SD 8531480
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 TX 2814641
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 WA 6021216
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 PA 01829446
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Pharmacy                                 ID 806167500
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Infusion Pharmacy                        WA 7331408
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Hyperalimentation                        TX 307584
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Home Health                              CO 00752078X
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Home Health                              CT 003101714
Coram Alternate Site Services, Inc.     Omaha    NE     Medicaid-Home Health                              IA 0960351

                           Attachment to Schedule 4.17




Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              IL Pending
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              KS 58-184465-02
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              KY 34460014
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              MN 3178277-00
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              MT 0740010
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              NC 68130
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              NE 76021592214
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              NJ Pending
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              OH 0217358
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              OK B7602159220
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              WA 9044827
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              WA 9044827
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              WI Temporary
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Health              LA Pending
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-Home Care                NC 6800359
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      AR 129011716
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      CO 00752111X
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      CT 003101467
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      IA 0958025
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      KY 90012469
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      LA 1548456
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      MO 628232506
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      MT 0562068
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      ND 59877
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      NJ 7599811
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      NM P5046
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      OK S2602159220
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      SD 9161250
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      TX 00J276
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      TX DMEH07614
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      WA 9045097
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      ID 806180800
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      KS Pending
Coram Alternate Site Services, Inc.      Omaha       NE    Medicaid-DME                      KS Pending
Coram Alternate Site Services, Inc.      Omaha       NE    JCAHO                             73173
Coram Alternate Site Services, Inc.      Omaha       NE    Home Health Agency License        261008
Coram Alternate Site Services, Inc.      Omaha       NE    DEA Certificate                   BC4430853

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.    Omaha         NE    Clinical Laboratory Improvement Amendment
                                                              Certificate of Wavier                             28D0956966
Coram Alternate Site Services, Inc.    Totowa        NJ    Weights and Measures                                 17-029268-99
Coram Alternate Site Services, Inc.    Totowa        NJ    Resident Pharmacy License                            RS005274
Coram Alternate Site Services, Inc.    Totowa        NJ    Resident Controlled Substance License                D069769
Coram Alternate Site Services, Inc.    Totowa        NJ    National Council for Prescription Drug Programs      3137064
Coram Alternate Site Services, Inc.    Totowa        NJ    Medicare-Part B                                      0976970004
Coram Alternate Site Services, Inc.    Totowa        NJ    Medical Waste Generator                              0131474
Coram Alternate Site Services, Inc.    Totowa        NJ    Medicaid-Pharmacy                                    NJ 6860109
Coram Alternate Site Services, Inc.    Totowa        NJ    Medicaid-DME                                         NJ 6860117
Coram Alternate Site Services, Inc.    Totowa        NJ    JCAHO                                                125116**
Coram Alternate Site Services, Inc.    Totowa        NJ    Health Care Facility                                 HP0218401
Coram Alternate Site Services, Inc.    Totowa        NJ    DEA Certificate                                      BC4810316
Coram Alternate Site Services, Inc.    Totowa        NJ    Clinical Laboratory Improvement Amendment
                                                              Certificate of Wavier                             31D0949459
Coram Alternate Site Services, Inc.    Totowa        NJ    Blood Bank License                                   2702
Coram Alternate Site Services, Inc.    Albuquerque   NM    Resident Pharmacy License                            PH-00001736
Coram Alternate Site Services, Inc.    Albuquerque   NM    Resident Controlled Substance License                CS-00017759
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        TX 19314
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        WA FM00056589
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        OR 001810
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        UT 4551489-1708
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        NV PH1508
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        HI PMP170
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        AK 232
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        WY 32-08976
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        CA NRP 370
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        ID 1509MS
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        AZ Y03381
Coram Alternate Site Services, Inc.    Albuquerque   NM    Non-Resident Pharmacy License                        CO  5217
Coram Alternate Site Services, Inc.    Albuquerque   NM    National Council for Prescription
                                                              Drug Programs                                     32 08976
Coram Alternate Site Services, Inc.    Albuquerque   NM    Medicare-Part B                                      0976970051
Coram Alternate Site Services, Inc.    Albuquerque   NM    Medicare-Local B                                     NM 600521028
Coram Alternate Site Services, Inc.    Albuquerque   NM    Medicaid-Pharmacy/DME                                NM F4497
Coram Alternate Site Services, Inc.    Albuquerque   NM    Medicaid-Pharmacy                                    CO Pending
Coram Alternate Site Services, Inc.    Albuquerque   NM    Medicaid-Pharmacy                                    AZ Pending
Coram Alternate Site Services, Inc.    Albuquerque   NM    Medicaid-Pharmacy                                    ID Pending
Coram Alternate Site Services, Inc.    Albuquerque   NM    JCAHO                                                140276**
Coram Alternate Site Services, Inc.    Albuquerque   NM    Home Health Agency License                           2T6754

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.                 Albuquerque     NM    DEA Certificate                       BC4487991
Coram Healthcare Corporation of Nevada              Sparks          NV    Resident Pharmacy License             PH0715
Coram Healthcare Corporation of Nevada              Las Vegas       NV    Resident Pharmacy License             PH0746
Coram Healthcare Corporation of Nevada              Sparks          NV    Resident Nursing Pool                 721NSP-4
Coram Healthcare Corporation of Nevada              Las Vegas       NV    Resident Nursing Pool                 722NSP-2
Coram Healthcare Corporation of Nevada              Sparks          NV    Non-Resident Pharmacy License         CA NRP380
Coram Healthcare Corporation of Nevada              Las Vegas       NV    National Council for Prescription
                                                                            Drug Programs                       29 02852
Coram Healthcare Corporation of Nevada              Sparks          NV    National Council for Prescription
                                                                            Drug Programs                       2904008
Coram Healthcare Corporation of Nevada              Las Vegas       NV    Medicare-Part B                       0614380001
Coram Healthcare Corporation of Nevada              Sparks          NV    Medicare-Part B                       0614380003
Coram Healthcare Corporation of Nevada              Sparks          NV    Medicare-Local B                      NV 34499
Coram Healthcare Corporation of Nevada              Las Vegas       NV    Medicare-Local B                      31428
Coram Healthcare Corporation of Nevada              Sparks          NV    Medicaid-Pharmacy                     CA XPH000103 - chg
Coram Healthcare Corporation of Nevada              Sparks          NV    Medicaid-Pharmacy                     28-16876 - chg
Coram Healthcare Corporation of Nevada              Las Vegas       NV    Medicaid-Pharmacy                     NV Pending
Coram Healthcare Corporation of Nevada              Sparks          NV    Medicaid-Home Health                  37-16876 - chg
Coram Healthcare Corporation of Nevada              Las Vegas       NV    Medicaid-Home Health                  NV Pending ?
Coram Healthcare Corporation of Nevada              Las Vegas       NV    Medicaid-DME                          NV Pending ?
Coram Healthcare Corporation of Nevada              Sparks          NV    Medicaid-DME                          33-16876 - chg
Coram Healthcare Corporation of Nevada              Sparks          NV    JCAHO                                 9001057
Coram Healthcare Corporation of Nevada              Las Vegas       NV    JCAHO                                 9005135
Coram Healthcare Corporation of Nevada              Sparks          NV    DEA Certificate                       BC6803135
Coram Healthcare Corporation of Nevada              Las Vegas       NV    DEA Certificate                       BC4540351
Coram Healthcare Corporation of Greater New York    Plainview       NY    State Wholesale Pharmacy Permit       NY Pending
Coram Healthcare Corporation of Greater New York    Plainview       NY    Resident Pharmacy License             022510
Coram Healthcare Corporation of Greater New York    Plainview       NY    National Council for Prescription
                                                                            Drug Programs                       3305340
Coram Healthcare Corporation of Greater New York    Plainview       NY    Medicare-Part B                       0714620002
Coram Healthcare Corporation of Greater New York    Plainview       NY    Medicaid-Pharmacy/DME                 NY 01569144
Coram Healthcare Corporation of Greater New York    Syracuse        NY    JCAHO                                 73169
Coram Healthcare Corporation of Greater New York    Plainview       NY    JCAHO                                 94941
Coram Healthcare Corporation of Greater New York    New York        NY    JCAHO                                 94941
Coram Healthcare Corporation of Greater New York    Syracuse        NY    Home Health Agency License            9694L003
Coram Healthcare Corporation of Greater New York    Plainview       NY    Home Health Agency License            9073L001
Coram Healthcare Corporation of Greater New York    New York        NY    Home Health Agency License            9073L002
Coram Healthcare Corporation of Greater New York    Plainview       NY    DEA Certificate                       BC4470314
Coram Healthcare Corporation of New York            Guilderland     NY    Resident Pharmacy License             022519
Coram Healthcare Corporation of New York            Amherst         NY    Resident Pharmacy License             022522

                           Attachment to Schedule 4.17

Coram Healthcare Corporation of New York   Guilderland   NY    National Council for Prescription Drug Programs    33 05047
Coram Healthcare Corporation of New York   Amherst       NY    National Council for Prescription Drug Programs    33 05085
Coram Healthcare Corporation of New York   Guilderland   NY    Medicare-Part B                                    1009580001
Coram Healthcare Corporation of New York   Amherst       NY    Medicare-Part B                                    1009580002
Coram Healthcare Corporation of New York   Guilderland   NY    Medicaid-Pharmacy/DME                              NY 01573555
Coram Healthcare Corporation of New York   Amherst       NY    Medicaid-Pharmacy/DME                              NY 01569117
Coram Healthcare Corporation of New York   Guilderland   NY    JCAHO                                              73169
Coram Healthcare Corporation of New York   Amherst       NY    JCAHO                                              73183**
Coram Healthcare Corporation of New York   Guilderland   NY    Home Health Agency License                         9694L001
Coram Healthcare Corporation of New York   Amherst       NY    Home Health Agency License                         9694L002
Coram Healthcare Corporation of New York   Guilderland   NY    DEA Certificate                                    BC4470326
Coram Healthcare Corporation of New York   Amherst       NY    DEA Certificate                                    BC4481583
Coram Alternate Site Services, Inc.        Warrensville  OH    State Wholesale Pharmacy Permit                    01-844350
                                           Heights
Coram Alternate Site Services, Inc.        Cincinnati    OH    Resident Pharmacy License                          02-842050
Coram Alternate Site Services, Inc.        Warrensville  OH    Resident Pharmacy License                          02-843750
                                           Heights
Coram Alternate Site Services, Inc.        Cincinnati    OH    Non-Resident Pharmacy License                      IN 64000130
Coram Alternate Site Services, Inc.        Cincinnati    OH    Non-Resident Pharmacy License                      KY OH265
Coram Alternate Site Services, Inc.        Warrensville  OH    Non-Resident Pharmacy License                      FL PH0014113
                                           Heights
Coram Alternate Site Services, Inc.        Warrensville  OH    Non-Resident Pharmacy License                      IN 64000131
                                           Heights
Coram Alternate Site Services, Inc.        Warrensville  OH    Non-Resident Pharmacy License                      MI 5301006914
                                           Heights
Coram Alternate Site Services, Inc.        Warrensville  OH    Non-Resident Pharmacy License                      WV MO0559365
                                           Heights
Coram Alternate Site Services, Inc.        Warrensville  OH    Non-Resident Controlled Substance                  MI 5301006914-CS
                                           Heights
Coram Alternate Site Services, Inc.        Cincinnati    OH    National Council for Prescription Drug Programs    36 61495
Coram Alternate Site Services, Inc.        Warrensville  OH    National Council for Prescription Drug Programs    3661508
                                           Heights
Coram Alternate Site Services, Inc.        Cincinnati    OH    Medicare-Part B                                    0976970025
Coram Alternate Site Services, Inc.        Warrensville  OH    Medicare-Part B                                    0976970024
                                           Heights
Coram Alternate Site Services, Inc.        Cincinnati    OH    Medical Waste Generator                            09-G-00799
Coram Alternate Site Services, Inc.        Warrensville  OH    Medical Waste Generator                            18-G-00971
                                           Heights

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.        Cincinnati       OH    Medicaid-Pharmacy/DME                              OH 0165904
Coram Alternate Site Services, Inc.        Warrensville     OH    Medicaid-Pharmacy/DME                              OH 0139746
                                           Heights
Coram Alternate Site Services, Inc.        Cincinnati       OH    Medicaid-Pharmacy                                  KY 54030648
Coram Alternate Site Services, Inc.        Warrensville     OH    Medicaid-Pharmacy                                  KY Pending
                                           Heights
Coram Alternate Site Services, Inc.        Cincinnati       OH    Medicaid-DME                                       KY 90272196
Coram Alternate Site Services, Inc.        Cincinnati       OH    JCAHO                                              125117
Coram Alternate Site Services, Inc.        Warrensville     OH    JCAHO                                              125117
                                           Heights
Coram Alternate Site Services, Inc.        Cincinnati       OH    DEA Certificate                                    BC4432782
Coram Alternate Site Services, Inc.        Warrensville     OH    DEA Certificate                                    BC4419518
                                           Heights
Coram Alternate Site Services, Inc.        Warrensville     OH    Clinical Laboratory Improvement Amendment
                                           Heights                  Certificate of Wavier                            36D0901059
Coram Alternate Site Services, Inc.        Cincinnati       OH    Clinical Laboratory Improvement Amendment
                                                                    Certificate of Wavier                            36D0940707
Coram Healthcare Corporation of Kentucky   Cincinnati       OH    JCAHO                                              9005560
Coram Healthcare Corporation of Kentucky   Cincinnati       OH    Home Health Agency License Mobile Health           720060
Coram Healthcare Corporation of Kentucky   Cincinnati       OH    Clinical Laboratory Improvement Amendment
                                                                    Certificate of Waiver                            Pending
Coram Alternate Site Services, Inc.        Oklahoma City    OK    Resident Pharmacy License                          1-3937
Coram Alternate Site Services, Inc.        Oklahoma City    OK    Resident Controlled Substance License              15530
Coram Alternate Site Services, Inc.        Oklahoma City    OK    National Council for Prescription Drug Programs    3720023
Coram Alternate Site Services, Inc.        Oklahoma City    OK    Medicare-Part B                                    0976970020
Coram Alternate Site Services, Inc.        Oklahoma City    OK    Medicaid-Pharmacy                                  OK 90003927712
Coram Alternate Site Services, Inc.        Oklahoma City    OK    Medicaid-DME                                       OK S1602159220
Coram Alternate Site Services, Inc.        Oklahoma City    OK    JCAHO                                              110063
Coram Alternate Site Services, Inc.        Oklahoma City    OK    Home Health Agency License                         7308
Coram Alternate Site Services, Inc.        Oklahoma City    OK    DEA Certificate                                    BC4445020
Coram Alternate Site Services, Inc.        Oklahoma City    OK    Clinical Laboratory Improvement Amendment
                                                                    Certificate of Wavier                            37D0926220
Coram Pharmacy Limited                     North York       ON    Resident Pharmacy License                          036116
Coram Alternate Site Services, Inc.        Portland         OR    Resident Pharmacy License                          001433
Coram Alternate Site Services, Inc.        Portland         OR    Resident Controlled Substance License              001433-CS
Coram Alternate Site Services, Inc.        Portland         OR    Non-Resident Pharmacy License                      CA NRP 192
Coram Alternate Site Services, Inc.        Portland         OR    Non-Resident Pharmacy License                      WA FM00005206
Coram Alternate Site Services, Inc.        Portland         OR    Non-Resident Pharmacy License                      ID 1498MS
Coram Alternate Site Services, Inc.        Portland         OR    Non-Resident Pharmacy License                      AK 320

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.      Portland            OR   Non-Resident Home Health Agency           WA HHA-178/00234
Coram Alternate Site Services, Inc.      Portland            OR   National Council for Prescription
                                                                    Drug Programs                           3812080
Coram Alternate Site Services, Inc.      Portland            OR   Medicare-Part B                           0976970048
Coram Alternate Site Services, Inc.      Portland            OR   Medicare-Local B                          OR 109065
Coram Alternate Site Services, Inc.      Portland            OR   Medicaid-Pharmacy/DME                     OR 132915
Coram Alternate Site Services, Inc.      Portland            OR   JCAHO                                     146660
Coram Alternate Site Services, Inc.      Portland            OR   DEA Certificate                           BC4436805
Coram Alternate Site Services, Inc.      Malvern             PA   State Wholesale Pharmacy Permit           800373
Coram Alternate Site Services, Inc.      Malvern             PA   Resident Pharmacy License                 PP-412548-L
Coram Alternate Site Services, Inc.      Cranberry           PA   Resident Pharmacy License                 PP-411589-L
                                         Township
Coram Alternate Site Services, Inc.      Malvern             PA   Resident Controlled Substance License     306455
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             DE A9 0000085
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             AL 111626
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             SC 60005005
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             KS 22-01822
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             WV MO-0559373
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             MN 261838-0
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             MS 04774/07.1
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             CT PCN.295
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             OK 99-372
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             FL PH17070
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             KY PA635
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             IL 054-014243
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             TX 20079
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             IA 3284
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             SD 400-0140
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             ME M040000260
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             AL 200705 Mail Order
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             RI NRP 9245
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             NH NR0110
Coram Alternate Site Services, Inc.      Cranberry           PA   Non-Resident Pharmacy License             OH 02-0963200
                                         Township
Coram Alternate Site Services, Inc.      Cranberry           PA   Non-Resident Pharmacy License             WV MO0559159
                                         Township
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             MD P02110
Coram Alternate Site Services, Inc.      Malvern             PA   Non-Resident Pharmacy License             VA 0214000377

                           Attachment to Schedule 4.17



Coram Alternate Site Services, Inc.    Malvern         PA    Non-Resident Pharmacy License                        MO 2000143657
Coram Alternate Site Services, Inc.    Malvern         PA    Non-Resident Pharmacy License                        IN 64000208
Coram Alternate Site Services, Inc.    Malvern         PA    Non-Resident Pharmacy License                        OH 02-1183400
Coram Alternate Site Services, Inc.    Malvern         PA    Non-Resident Pharmacy License                        NE 215
Coram Alternate Site Services, Inc.    Malvern         PA    Non-Resident Pharmacy License                        LA 4399-00S
Coram Alternate Site Services, Inc.    Malvern         PA    Non-Resident Pharmacy License                        NC 07527
Coram Alternate Site Services, Inc.    Malvern         PA    Non-Resident Controlled Substance                    AL 111626-CS
Coram Alternate Site Services, Inc.    Malvern         PA    National Council for Prescription Drug Programs      39 70274
Coram Alternate Site Services, Inc.    Cranberry       PA    National Council for Prescription Drug Programs      39 69954
                                       Township
Coram Alternate Site Services, Inc.    Malvern         PA    Medicare-Part B                                      0976970037
Coram Alternate Site Services, Inc.    Cranberry       PA    Medicare-Part B                                      0976970038
                                       Township
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy/DME                                PA 1521254
Coram Alternate Site Services, Inc.    Cranberry       PA    Medicaid-Pharmacy/DME                                PA 1517556
                                       Township
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    DE 000637707
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    MD 989740200
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    IN 200264320
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    OK 90003932621
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    NE Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    IL Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    MN Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    NY Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    IA Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    KY Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    MD Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    NY Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    WI Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    OH Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-Pharmacy                                    ND Pending
Coram Alternate Site Services, Inc.    Malvern         PA    Medicaid-DME                                         DE 000633816
Coram Alternate Site Services, Inc.    Malvern         PA    JCAHO                                                110076
Coram Alternate Site Services, Inc.    Cranberry       PA    JCAHO                                                125117
                                       Township
Coram Alternate Site Services, Inc.    Malvern         PA    Health Care Facility                                 NJ HP0218402
Coram Alternate Site Services, Inc.    Malvern         PA    Federal Drug Administration                          Distributor Only

                           Attachment to Schedule 4.17



Coram Alternate Site Services, Inc.               Malvern             PA    DEA Certificate                          BC4442365
Coram Alternate Site Services, Inc.               Cranberry Township  PA    DEA Certificate                          BC4430310
Coram Alternate Site Services, Inc.               Malvern             PA    Clinical Laboratory Improvement
                                                                              Amendment Certificate of Wavier        39D0914138
Coram Healthcare Corporation of Massachusetts     Warwick             RI    JCAHO                                    113489
Coram Healthcare Corporation of Massachusetts     Warwick             RI    Home Health Agency License               2263
Coram Healthcare Corporation of Rhode Island      Warwick             RI    Resident Pharmacy License                71
Coram Healthcare Corporation of Rhode Island      Warwick             RI    Resident Controlled Substance License    71-CS
Coram Healthcare Corporation of Rhode Island      Warwick             RI    National Council for Prescription
                                                                              Drug Programs                          4105501
Coram Healthcare Corporation of Rhode Island      Warwick             RI    Medicare-Part B                          0556580002
Coram Healthcare Corporation of Rhode Island      Warwick             RI    Medicaid-Pharmacy                        RI CA09243
Coram Healthcare Corporation of Rhode Island      Warwick             RI    Medicaid-DME                             RI 6970052
Coram Healthcare Corporation of Rhode Island      Warwick             RI    JCAHO                                    113489
Coram Healthcare Corporation of Rhode Island      Warwick             RI    Home Health Agency License               2263
Coram Healthcare Corporation of Rhode Island      Warwick             RI    DEA Certificate                          BC4595003
Coram Healthcare Corporation of South Carolina    Charleston          SC    Resident Pharmacy License                5003160
Coram Healthcare Corporation of South Carolina    Charleston          SC    Resident Controlled Substance License    10-3160
Coram Healthcare Corporation of South Carolina    Charleston          SC    National Council for Prescription
                                                                              Drug Programs                          42 19350
Coram Healthcare Corporation of South Carolina    Charleston          SC    Medicare-Part B                          0313710002
Coram Healthcare Corporation of South Carolina    Charleston          SC    Medical Waste Generator                  SC10-1242G
Coram Healthcare Corporation of South Carolina    Charleston          SC    Medicaid-Pharmacy                        SC 731608
Coram Healthcare Corporation of South Carolina    Charleston          SC    Medicaid-DME                             SC DME151
Coram Healthcare Corporation of South Carolina    Charleston          SC    JCAHO                                    121292
Coram Healthcare Corporation of South Carolina    Charleston          SC    DEA Certificate                          BC4392560
Coram Alternate Site Services, Inc.               Memphis             TN    Resident Pharmacy License                0000002058
Coram Alternate Site Services, Inc.               Nashville           TN    Resident Pharmacy License                0000002879
Coram Alternate Site Services, Inc.               Johnson City        TN    Resident Pharmacy License                0000001704
Coram Alternate Site Services, Inc.               Memphis             TN    Non-Resident Pharmacy License            AR X-01171
Coram Alternate Site Services, Inc.               Nashville           TN    Non-Resident Pharmacy License            KY TN266
Coram Alternate Site Services, Inc.               Johnson City        TN    Non-Resident Pharmacy License            NC 6104
Coram Alternate Site Services, Inc.               Johnson City        TN    Non-Resident Pharmacy License            VA 0214 000182
Coram Alternate Site Services, Inc.               Memphis             TN    Non-Resident Pharmacy License            MS 02904/07.1
Coram Alternate Site Services, Inc.               Memphis             TN    National Council for Prescription
                                                                              Drug Programs                          44 29420
Coram Alternate Site Services, Inc.               Nashville           TN    National Council for Prescription
                                                                              Drug Programs                          4429608
Coram Alternate Site Services, Inc.               Johnson City        TN    National Council for Prescription
                                                                              Drug Programs                          44 26892
Coram Alternate Site Services, Inc.               Memphis             TN    Medicare-Part B                          0976970045
Coram Alternate Site Services, Inc.               Johnson City        TN    Medicare-Part B                          0976970013

                           Attachment to Schedule 4.17


Coram Alternate Site Services, Inc.    Nashville           TN    Medicare-Part B                                   0976970021
Coram Alternate Site Services, Inc.    Memphis             TN    Medicaid-Pharmacy/DME                             TN 1452078
Coram Alternate Site Services, Inc.    Nashville           TN    Medicaid-Pharmacy/DME                             TN 1452066
Coram Alternate Site Services, Inc.    Johnson City        TN    Medicaid-Pharmacy/DME                             KY Pending
Coram Alternate Site Services, Inc.    Johnson City        TN    Medicaid-Pharmacy/DME                             TN 1452076
Coram Alternate Site Services, Inc.    Memphis             TN    Medicaid-Pharmacy                                 MS Pending
Coram Alternate Site Services, Inc.    Nashville           TN    Medicaid-Pharmacy                                 KY 54030002
Coram Alternate Site Services, Inc.    Johnson City        TN    Medicaid-Pharmacy                                 NC 0445486
Coram Alternate Site Services, Inc.    Johnson City        TN    Medicaid-Pharmacy                                 VA 8506671
Coram Alternate Site Services, Inc.    Memphis             TN    Medicaid-Pharmacy                                 MO Pending
Coram Alternate Site Services, Inc.    Nashville           TN    Medicaid-DME                                      KY 90262890
Coram Alternate Site Services, Inc.    Johnson City        TN    Medicaid-DME                                      NC 7701520
Coram Alternate Site Services, Inc.    Johnson City        TN    Medicaid-DME                                      VA 9111158
Coram Alternate Site Services, Inc.    Johnson City        TN    JCAHO                                             121299**
Coram Alternate Site Services, Inc.    Memphis             TN    JCAHO                                             121296**
Coram Alternate Site Services, Inc.    Nashville           TN    JCAHO                                             121299**
Coram Alternate Site Services, Inc.    Memphis             TN    DEA Certificate                                   BC4455247
Coram Alternate Site Services, Inc.    Nashville           TN    DEA Certificate                                   BC4437352
Coram Alternate Site Services, Inc.    Johnson City        TN    DEA Certificate                                   BC4478904
Coram Alternate Site Services, Inc.    Austin              TX    Resident Pharmacy License                         16602
Coram Alternate Site Services, Inc.    Houston             TX    Resident Pharmacy License                         16729
Coram Alternate Site Services, Inc.    El Paso             TX    Resident Pharmacy License                         16628
Coram Alternate Site Services, Inc.    Austin              TX    Resident Controlled Substance License             X0092627
Coram Alternate Site Services, Inc.    Houston             TX    Resident Controlled Substance License             00093915
Coram Alternate Site Services, Inc.    El Paso             TX    Resident Controlled Substance License             M0092694
Coram Alternate Site Services, Inc.    El Paso             TX    Non-Resident Pharmacy License                     NM PH-00001748
Coram Alternate Site Services, Inc.    El Paso             TX    Non-Resident Controlled Substance                 NM CS-00017883
Coram Alternate Site Services, Inc.    Austin              TX    National Council for Prescription Drug Programs   45 95279
Coram Alternate Site Services, Inc.    Houston             TX    National Council for Prescription Drug Programs   45 95356
Coram Alternate Site Services, Inc.    El Paso             TX    National Council for Prescription Drug Programs   45 95267
Coram Alternate Site Services, Inc.    Austin              TX    Medicare-Part B                                   0976970032
Coram Alternate Site Services, Inc.    Houston             TX    Medicare-Part B                                   0976970009
Coram Alternate Site Services, Inc.    El Paso             TX    Medicare-Part B                                   0976970008
Coram Alternate Site Services, Inc.    Austin              TX    Medicare-Local B                                  580039
Coram Alternate Site Services, Inc.    El Paso             TX    Medicare-Local B                                  580038
Coram Alternate Site Services, Inc.    El Paso             TX    Medicaid-Pharmacy/DME                             NM H9136
Coram Alternate Site Services, Inc.    Austin              TX    Medicaid-Pharmacy                                 145106

                           Attachment to Schedule 4.17

Coram Alternate Site Services, Inc.             Houston     TX    Medicaid-Pharmacy                             320155
Coram Alternate Site Services, Inc.             El Paso     TX    Medicaid-Pharmacy                             144324
Coram Alternate Site Services, Inc.             Austin      TX    Medicaid-PCCA (TX)                            PCCAL0034
Coram Alternate Site Services, Inc.             Houston     TX    Medicaid-Infusion Pharmacy                    VP320155
Coram Alternate Site Services, Inc.             El Paso     TX    Medicaid-Infusion Pharmacy                    VP1443243
Coram Alternate Site Services, Inc.             Austin      TX    Medicaid-Hyperalimentation                    HYP306652
Coram Alternate Site Services, Inc.             Houston     TX    Medicaid-Hyperalimentation                    HYP306760
Coram Alternate Site Services, Inc.             El Paso     TX    Medicaid-Hyperalimentation                    HYP306594
Coram Alternate Site Services, Inc.             Austin      TX    Medicaid-DME                                  DME00E276
Coram Alternate Site Services, Inc.             Austin      TX    Medicaid-DME                                  DMEH03862
Coram Alternate Site Services, Inc.             Houston     TX    Medicaid-DME                                  DME00H600
Coram Alternate Site Services, Inc.             Houston     TX    Medicaid-DME                                  DMEH06840
Coram Alternate Site Services, Inc.             El Paso     TX    Medicaid-DME                                  DME00E292
Coram Alternate Site Services, Inc.             El Paso     TX    Medicaid-DME                                  DMEH30007
Coram Alternate Site Services, Inc.             Austin      TX    Medicaid-CHSCN/CIDC (TX)                      Pending
Coram Alternate Site Services, Inc.             El Paso     TX    Medicaid-CHSCN/CIDC (TX)                      Pending
Coram Alternate Site Services, Inc.             Austin      TX    JCAHO                                         10874
Coram Alternate Site Services, Inc.             Houston     TX    JCAHO                                         11260
Coram Alternate Site Services, Inc.             El Paso     TX    JCAHO                                         131657**
Coram Alternate Site Services, Inc.             Austin      TX    Home Health Agency License                    003655
Coram Alternate Site Services, Inc.             Houston     TX    Home Health Agency License                    003647
Coram Alternate Site Services, Inc.             El Paso     TX    Home Health Agency License                    003656
Coram Alternate Site Services, Inc.             Austin      TX    DEA Certificate                               BC4466745
Coram Alternate Site Services, Inc.             Houston     TX    DEA Certificate                               BC4464145
Coram Alternate Site Services, Inc.             El Paso     TX    DEA Certificate                               BC4488119
Coram Alternate Site Services, Inc.             Austin      TX    Clinical Laboratory Improvement Amendment
                                                                    Certificate of Wavier                       45D0923746
Coram Alternate Site Services, Inc.             Houston     TX    Clinical Laboratory Improvement Amendment
                                                                    Certificate of Wavier                       45D0919745
Coram Alternate Site Services, Inc.             El Paso     TX    Clinical Laboratory Improvement Amendment
                                                                    Certificate of Wavier                       45D0891795
Coram Healthcare Corporation of North Texas     Dallas      TX    Resident Pharmacy License                     15532
Coram Healthcare Corporation of North Texas     Dallas      TX    Resident Controlled Substance License         90085977
Coram Healthcare Corporation of North Texas     Dallas      TX    Non-Resident Pharmacy License                 LA 3604-OOS
Coram Healthcare Corporation of North Texas     Dallas      TX    Non-Resident Pharmacy License                 OK 99-138
Coram Healthcare Corporation of North Texas     Dallas      TX    Non-Resident Pharmacy License                 WY 45-92110
Coram Healthcare Corporation of North Texas     Dallas      TX    Non-Resident Pharmacy License                 LA 3603-OOSPE
Coram Healthcare Corporation of North Texas     Dallas      TX    National Council for Prescription
                                                                    Drug Programs                               45 92110
Coram Healthcare Corporation of North Texas     Dallas      TX    Medicare-Part B                               0651320001
Coram Healthcare Corporation of North Texas     Dallas      TX    Medicaid-Supplies                             TX Z05002697

                           Attachment to Schedule 4.17



Coram Healthcare Corporation of North Texas    Dallas             TX    Medicaid-Pharmacy                            320079
Coram Healthcare Corporation of North Texas    Dallas             TX    Medicaid-Infusion Pharmacy                   VP3200795
Coram Healthcare Corporation of North Texas    Dallas             TX    Medicaid-Hyperalimentation                   HYP304498
Coram Healthcare Corporation of North Texas    Dallas             TX    Medicaid-DME                                 DMEH32761
Coram Healthcare Corporation of North Texas    Dallas             TX    Medicaid-DME                                 DMEH42244
Coram Healthcare Corporation of North Texas    Dallas             TX    JCAHO                                        144672
Coram Healthcare Corporation of North Texas    Dallas             TX    Home Health Agency License                   004402
Coram Healthcare Corporation of North Texas    Dallas             TX    DEA Certificate                              BC3704144
Coram Healthcare Corporation of North Texas    Dallas             TX    Clinical Laboratory Improvement Amendment
                                                                          Certificate of Wavier                      45D0929737
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Resident Pharmacy License                    95-315625-1704
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Resident Controlled Substance License        95-315625-9939
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Non-Resident Pharmacy License                ID 997MS
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Non-Resident Pharmacy License                NV PH1136
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Non-Resident Pharmacy License                WY 46-84119
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Non-Resident Pharmacy License                MT 40
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Non-Resident Controlled Substance            WY 46-84119-CS
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Non-Resident Controlled Substance            MT 40-CS
Coram Healthcare Corporation of Utah           Salt Lake City     UT    National Council for Prescription
                                                                          Drug Programs                              4608254
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Medicare-Part B                              0577870001
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Medicare-Local B                             000090576
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Medicaid-Pharmacy                            ID 8050641
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Medicaid-Pharmacy                            UT 954446209001
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Medicaid-Pharmacy                            WY Pending
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Medicaid-Pharmacy                            ID D423301
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Medicaid-DME                                 ID V605900
Coram Healthcare Corporation of Utah           Salt Lake City     UT    JCAHO                                        73182
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Home Health Agency License                   2001-HHA-593
Coram Healthcare Corporation of Utah           Salt Lake City     UT    DEA Certificate                              BH2360357
Coram Healthcare Corporation of Utah           Salt Lake City     UT    Clinical Laboratory Improvement Amendment
                                                                          Certificate of Wavier                      46D0928504
Coram Healthcare Corporation of Greater D.C.   Chantilly          VA    Resident Pharmacy License                    0201 002670
Coram Healthcare Corporation of Greater D.C.   Chantilly          VA    Non-Resident Pharmacy License                WV MO0559275
Coram Healthcare Corporation of Greater D.C.   Chantilly          VA    Non-Resident Pharmacy License                MD PO2111
Coram Healthcare Corporation of Greater D.C.   Chantilly          VA    Non-Resident Pharmacy License                NC 07508
Coram Healthcare Corporation of Greater D.C.   Chantilly          VA    National Council for Prescription
                                                                          Drug Programs                              48 29846
Coram Healthcare Corporation of Greater D.C.   Chantilly          VA    Medicare-Part B                              0624590002
Coram Healthcare Corporation of Greater D.C.   Chantilly          VA    Medicaid-Pharmacy                            8506507
Coram Healthcare Corporation of Greater D.C.   Chantilly          VA    Medicaid-DME                                 9110747

                           Attachment to Schedule 4.17


Coram Healthcare Corporation of Greater D.C.   Chantilly       VA    JCAHO                                      144674
Coram Healthcare Corporation of Greater D.C.   Chantilly       VA    Home Health Agency License                 Exempt
Coram Healthcare Corporation of Greater D.C.   Chantilly       VA    DEA Certificate                            BP0761432
Coram Healthcare Corporation of Greater D.C.   Chantilly       VA    Clinical Laboratory Improvement
                                                                        Amendment Certificate of Wavier         49D0914308
Coram Alternate Site Services, Inc.            Bellevue        WA    State Laboratory Permit                    MTS-2099
Coram Alternate Site Services, Inc.            Bellevue        WA    Resident Pharmacy License                  026202 CF00005203
Coram Alternate Site Services, Inc.            Bellevue        WA    Non-Resident Pharmacy License              AK 89
Coram Alternate Site Services, Inc.            Bellevue        WA    National Council for Prescription
                                                                        Drug Programs                           49 24418
Coram Alternate Site Services, Inc.            Bellevue        WA    Medicare-Part B                            0976970047
Coram Alternate Site Services, Inc.            Bellevue        WA    Medicare-Local B                           WA AB19947
Coram Alternate Site Services, Inc.            Bellevue        WA    Medicaid-Pharmacy/DME                      WA 6015473
Coram Alternate Site Services, Inc.            Bellevue        WA    Medicaid-Pharmacy                          AK Pending
Coram Alternate Site Services, Inc.            Bellevue        WA    JCAHO                                      148242
Coram Alternate Site Services, Inc.            Bellevue        WA    Home Health Agency License                 HHA-125
Coram Alternate Site Services, Inc.            Bellevue        WA    DEA Certificate                            BC4456592
Coram Alternate Site Services, Inc.            Bellevue        WA    Clinical Laboratory Improvement
                                                                        Amendment Certificate of Wavier         50D0882473
Coram Alternate Site Services, Inc.            New Berlin      WI    Resident Pharmacy License                  7451
Coram Alternate Site Services, Inc.            New Berlin      WI    Non-Resident Pharmacy License              IL 054-013707
Coram Alternate Site Services, Inc.            New Berlin      WI    Non-Resident Pharmacy License              MI 5301006617
Coram Alternate Site Services, Inc.            New Berlin      WI    Non-Resident Controlled Substance          IL 032-006307
Coram Alternate Site Services, Inc.            New Berlin      WI    Non-Resident Controlled Substance          MI 5301006617-CS
Coram Alternate Site Services, Inc.            New Berlin      WI    National Council for Prescription
                                                                        Drug Programs                           5122433
Coram Alternate Site Services, Inc.            New Berlin      WI    Medicare-Part B                            0976970019
Coram Alternate Site Services, Inc.            New Berlin      WI    Medicaid-Pharmacy/DME                      WI 33204600
Coram Alternate Site Services, Inc.            New Berlin      WI    Medicaid-Pharmacy                          IL Pending
Coram Alternate Site Services, Inc.            New Berlin      WI    Medicaid-Home Health                       WI 41528000
Coram Alternate Site Services, Inc.            New Berlin      WI    Medicaid-DME                               IL Pending
Coram Alternate Site Services, Inc.            New Berlin      WI    JCAHO                                      73185**
Coram Alternate Site Services, Inc.            New Berlin      WI    Home Health Agency License                 247
Coram Alternate Site Services, Inc.            New Berlin      WI    DEA Certificate                            BC4437225
Coram Alternate Site Services, Inc.            New Berlin      WI    Clinical Laboratory Improvement
                                                                        Amendment Certificate of Wavier         52D0875208
Coram Alternate Site Services, Inc.            Dunbar          WV    Resident Pharmacy License                  P/E SP551215
Coram Alternate Site Services, Inc.            Dunbar          WV    Resident Controlled Substance License      SP551215
Coram Alternate Site Services, Inc.            Dunbar          WV    Non-Resident Pharmacy License              KY WV379
Coram Alternate Site Services, Inc.            Dunbar          WV    Non-Resident Pharmacy License              OH 02-0984000
Coram Alternate Site Services, Inc.            Dunbar          WV    Non-Resident Pharmacy License              VA 0214000236
Coram Alternate Site Services, Inc.            Dunbar          WV    National Council for Prescription
                                                                        Drug Programs                           50 10486

                           Attachment to Schedule 4.17

Coram Alternate Site Services, Inc.   Dunbar     WV    Medicare-Part B                                          0976970023
Coram Alternate Site Services, Inc.   Dunbar     WV    Medical Waste Generator                                  IMW-9-99-M0012
Coram Alternate Site Services, Inc.   Dunbar     WV    Medicaid-Pharmacy/DME                                    KY Pending
Coram Alternate Site Services, Inc.   Dunbar     WV    Medicaid-Pharmacy/DME                                    WV 8508001
Coram Alternate Site Services, Inc.   Dunbar     WV    JCAHO                                                    11175
Coram Alternate Site Services, Inc.   Dunbar     WV    DEA Certificate                                          BC4416269
Coram Alternate Site Services, Inc.   Dunbar     WV    Clinical Laboratory Improvement Amendment
                                                          Certificate of Wavier                                 51D0929803
Coram Healthcare of Wyoming, LLC      Casper     WY    Resident Pharmacy License                                52-03310
Coram Healthcare of Wyoming, LLC      Casper     WY    Resident Controlled Substance License                    52-03310-CS
Coram Healthcare of Wyoming, LLC      Casper     WY    Non-Resident Pharmacy License                            ID 1357MS
Coram Healthcare of Wyoming, LLC      Casper     WY    Non-Resident Pharmacy License                            MT 122
Coram Healthcare of Wyoming, LLC      Casper     WY    Non-Resident Pharmacy License                            NE 77
Coram Healthcare of Wyoming, LLC      Casper     WY    Non-Resident Controlled Substance                        MT 122-CS
Coram Healthcare of Wyoming, LLC      Casper     WY    National Council for Prescription Drug Programs          52 03310
Coram Healthcare of Wyoming, LLC      Casper     WY    Medicare-Part B                                          1221430001
Coram Healthcare of Wyoming, LLC      Casper     WY    Medicaid-Pharmacy                                        113550300
Coram Healthcare of Wyoming, LLC      Casper     WY    Medicaid-Pharmacy                                        ID 805212500
Coram Healthcare of Wyoming, LLC      Casper     WY    Medicaid-DME                                             113550301
Coram Healthcare of Wyoming, LLC      Casper     WY    Medicaid-DME                                             ID 805194000
Coram Healthcare of Wyoming, LLC      Casper     WY    JCAHO                                                    0264331
Coram Healthcare of Wyoming, LLC      Casper     WY    Home Health Agency License                               Pending
Coram Healthcare of Wyoming, LLC      Casper     WY    Federal Drug Administration                              1724442
Coram Healthcare of Wyoming, LLC      Casper     WY    DEA Certificate                                          BC5892802
Coram Healthcare of Wyoming, LLC      Casper     WY    Clinical Laboratory Improvement Amendment
                                                          Certificate of Wavier                                 53D0960498

                                                              Exchange Agreement



                                  SCHEDULE 4.22

                                    INSURANCE


  -------------------- ------------------ ------------------------------------------------------------------- ----------- ---------
                                                                                                                          EFFECTIVE
        POLICY              COMPANY                                    COVERAGES                                LIMITS      DATE
  -------------------- ------------------ ------------------------------------------------------------------- ----------- ---------
  PROPERTY             Travelers          Catastrophic Blanket Limit                                          $85,264,268 4/15/01-
                                          Sub-limits                                                                      4/15/02
                                          Real Property                                                       $250,000
                                          Business Income/Extra Expense                                       $2,000,000
                                          Off Premises Services                                               $100,000
                                          Property in Transit                                                 $100,000
                                          EDP Equipment and Media                                             $35,005,500
                                          Radioactive Contamination                                           $50,000
                                          Expediting Cost                                                     $100,000
                                          Consequential Loss                                                  $100,000
                                          Accounts Receivable                                                 $1,000,000
                                          Cost of Research and Restoration of Valuable Papers                 $1,000,000
                                          Inventory or Appraisal                                              $25,000
                                          Personal Property of Officers and Employees                         $100,000
                                          Errors or Omissions                                                 $500,000
                                          Loss or Damage Caused by Water Backup from Sewers or Drain          $250,000
                                          Signs attached or not attached to buildings                         $25,000
                                          Fine Arts                                                           $100,000
                                          Newly Constructed or Acquired Property at one Location              $1,000,000
                                          Debris Removal                                                      $250,000
                                          Pollution Clean-up and Removal (any one policy year)                $100,000
                                          Boiler and Machinery                                                $100,000
  -------------------- ------------------ ------------------------------------------------------------------- ----------- ---------
  BUSINESS AUTO        AIG                Combined Single Limit Liability -
                                          Bodily Injury & Property Damage                                     $1,000,000  4/15/01-
                                          Uninsured Motorists                                                 $1,000,000  4/15/02
                                          Hired/Borrowed & Non-Owned Combined Single Limit                    $1,000,000
                                          Physical Damage                                                     Not Covered
                                          Auto Medical Payments                                               $5,000
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------

                                                              Exchange Agreement



  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  UMBRELLA              Lexinton          Each Occurrence                                                     $9,000,000  4/15/01-
                                          Aggregate                                                           $9,000,000  4/15/02
                                          (limits apply to Auto and Employers Liability)
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  WORKERS COMPENSATION  AIG               Each Accident                                                       $1,000,000  4/15/01-
                                          Disease:                                                                        4/15/02
                                          Each Employee                                                       $1,000,000
                                          Policy Limit                                                        $1,000,000
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  CRIME                 Federal           Employee Dishonesty & ERISA Plans                                   $1,000,000  4/15/00-
                                          Money & Securities - Inside Premises                                $1,000,000  4/15/02
                                          Money & Securities - outside premises                               $1,000,000
                                          Money Orders & Counterfeit Paper Currency                           $100,000
                                          Depositors Forgery                                                  $1,000,000
                                          Credit Card Forgery                                                 $25,000
                                          Computer Theft & Funds Transfer Fraud                               $1,000,000
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  FIDUCIARY             Federal           Fiduciary Liability                                                 $1,000,000  4/15/01-
                                          Aggregate Limit                                                     $1,000,000  4/15/02
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  EMPLOYMENT            AIG               Each Loss                                                           $5,000,000  4/15/01-
                                                                                                                          4/15/02
  PRACTICES LIABILITY
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  GENERAL &             Farmers           Each Loss                                                           $30,000,000 4/15/01-
  PROFESSIONAL                                                                                                            4/15/02
  LIABILITY
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS &           Genesis           Primary D&O Liability Insurance                                     $25,000,000 1/8/99-
  OFFICERS                                                                                                                1/27/02
  RUN-OFF
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS &           Executive Risk    1st Excess D&O Liability Insurance                                  $10,000,000 1/8/99-
  OFFICERS              Indemnity                                                                                         1/27/02
  RUN-OFF
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS &           RLI Insurance     2nd Excess D&O Liability Insurance                                  $15,000,000 1/8/99-
  OFFICERS              Company                                                                                           1/27/02
  RUN-OFF
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS &           Zurich            3rd Excess D&O Liability Insurance                                  $10,000,000 1/8/99-
  OFFICERS              Insurance                                                                                         1/27/02
  RUN-OFF               Company
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS &           Hartford          4th Excess D&O Liability Insurance                                  $15,000,000 1/8/99-
  OFFICERS              Insurance                                                                                         1/27/02
  RUN-OFF               Company
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------

                                                              Exchange Agreement

  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS &           Gulf Insurance    5th Excess D&O Liability Insurance                                  $10,000,000 1/8/99-
  OFFICERS              Company                                                                                           1/27/02
  RUN-OFF
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS &           Royal Indemnity   6th Excess D&O Liability Insurance                                  $15,000,000 1/8/99-
  OFFICERS                                                                                                                1/27/02
  RUN-OFF
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS & OFFICERS  National Untion   Primary Directors & Officers Liability Insurance                    $25,000,000 1/27/01-
                                                                                                                          1/27/02
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS & OFFICERS  RLI Insurance     1st Excess D&O Liability Insurance                                  $25,000,000 1/27/01-
                                                                                                                          1/27/02
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS & OFFICERS  Hartford Company  2nd Excess D&O Liability Insurance                                  $25,000,000 1/27/01-
                                                                                                                          1/27/02
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------
  DIRECTORS & OFFICERS  Greenwich         3rd Excess D&O Liability Insurance                                  $25,000,000 1/27/01-
                        Insurance                                                                                         1/27/02
  --------------------- ----------------- ------------------------------------------------------------------- ----------- ---------

                                                              Exchange Agreement


                                  SCHEDULE 4.23

                                 JOINT VENTURES

Name of Partnership                         Coram Entity Holding Interest               % Interest Held
-------------------                         -----------------------------               ---------------

1.  ABC INFUSION THERAPY                    Curaflex Health Services, Inc.                      49
                                            Coram Alternate Site Services, Inc.                 01

2.  KERN HOME HEALTH RESOURCES              Curaflex Health Services, Inc.                      50
    dba CORAM HEALTHCARE

3.  SSM INFUSION SERVICES, LLC              Curaflex Health Services, Inc.                      50

4.  WISCONSIN IV AFFILIATES, LLC            Curaflex Health Services, Inc.                      50

5.  WIVA-FOX VALLEY, LLC                    Curaflex Health Services, Inc.                      25*


* Wisconsin IV Affiliates, LLC has a 50% ownership interest in this entity; accordingly, Curaflex Health Services, Inc. has 25% indirect ownership interest in this entity.

                                                              Exchange Agreement

                                  SCHEDULE 4.24

                                     PERMITS

Coram Healthcare Corporation, through its wholly owned subsidiaries, Coram Healthcare Corporation of New York and Coram Healthcare Corporation of Greater New York, operates home care services agencies under five separate licenses issued by the State of New York Department of Health (the "Department"). The contemplated transaction may be viewed by the Department as a change of controlling person in the operators of these agencies. If so, applications for approval of the transaction would be required to be filed with the Department within thirty (30) days of consummation of the contemplated transaction pursuant to state licensure laws. Under such circumstances, if the transaction has already been consummated and approval is not ultimately obtained, the licensed entity may be subject to fines, an order to cease the licensed operations, and/or an order to divest itself of the ownership of the subject home care service agencies.

                                                              Exchange Agreement

                                 SCHEDULE 5.2(a)

                              EXISTING INVESTMENTS



SHORT TERM INVESTMENTS:

          Harris Investment Management             as of 12/14/01               $   27,246,349


NOTE RECEIVABLE:

          Coram International Holdings Ltd.
          ($833,000 Principal Note Receivable)     as of 12/21/01   A           $    1,092,022


INVESTMENTS IN JOINT VENTURES:                     as of 11/30/01   B

          Wisconsin I.V. Affiliates, LLC              $   603,678
          Kern Home Health Resources                      185,304
          ABC Infusion Therapy                            302,269
          Hinsdale Infusion Care                           20,355   C
          SSM Infusion Services, LLC                      348,674
                                                                                $    1,460,280

A. The note receivable is an obligation between Coram, Inc. and Coram International Holdings, Ltd.

B. Investments representing partnership percentage in Carolina Home Therapeutics is not included in this schedule because this entity is consolidated with Coram, Inc.'s financial position and results of operations.

C. Hinsdale Infusion Care was legally liquidated in August, 2000. Final liquidating distributions have not yet been effectuated.

                                                              Exchange Agreement


                                 SCHEDULE 5.2(e)

                                 PERMITTED LIENS

See Attached.

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------

   CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       AZ       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/15/00                 of State

   CORAM                        NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/20/00       AZ          Lima
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/20/00       AZ        Maricopa
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       CA       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.              12/5/00                 of State


    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/18/00       CA       San Diego
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       CO       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.              12/6/00                 of State



                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------


    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/19/00       CO        Araphoe
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/19/00       CO         Denver
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       CT       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/15/00                 of State

    CORAM
ALTERNATE SITE                    NO JUDGMENTS FOUND.                12/18/00       CT        Central
SERVICES, INC.                                                                                 Index

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/18/00       CT       New Haven
SERVICES, INC.                         JUDGMENTS.                                               Town

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       FL       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/12/00                 of State



                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/14/00       FL         Duval
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM                                                                                    Central
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       GA         Index
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/13/00                  System

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/13/00       GA          Cobb
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       IA       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/15/00                 of State

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/14/00       IA         Scott
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       ID       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/14/00                 of State



                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



    CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/19/00       ID       Ada County
SERVICES, INC.                      JUDGMENTS FOUND.

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS               7/5/00-       IL       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.             12/01/00                 of State

    CORAM                      NO FINANCING STATEMENTS,
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/19/00       IL          Cook
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE                  NO FINANCING STATEMENTS              6/15/00-       IN       Secretary
SERVICES, INC.                  FOUND WITHIN THE UPDATE.              9/30/00                 of State

    CORAM                    1 FINANCING STATEMENT AND NO
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR             12/7/00       IN         Allen
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE           Foothill Capital
SERVICES, INC.           Corporation, as
   1125 17th            Agent 11111 Santa        Blanket lien         12/7/00       IN         Allen             8/21/98
    Street,             Monica Blvd Suite                                                      County          #980002295
  Suite 2100            1500 Los Angeles,
Denver, CO 80202             CA 90025

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



    CORAM                    1 FINANCING STATEMENT AND NO
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR            12/21/00       IN         Marion
SERVICES, INC.                      JUDGMENTS FOUND.                                           County

    CORAM
ALTERNATE SITE           Foothill Capital
SERVICES, INC.           Corporation, as
   1125 17th            Agent 11111 Santa        Blanket lien        12/21/00       IN         Marion        8/21/98 #006707
    Street,             Monica Blvd. Suite                                                     County
  Suite 2100            1500 Los Angeles,
Denver, CO 80202             CA 90025

    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       KS       Secretary
                                                                     12/15/00                 of State
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/12/00       KS        Johnson
                                                                                               County
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  11/29/00       KS        Sedgwick
                                                                                               County
    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS                                       Central
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       LA         Index
                                                                     12/15/00                  System

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------

                               NO FINANCING STATEMENTS,
    CORAM                     FEDERAL/STATE TAX LIENS OR
ALTERNATE SITE                  JUDGMENTS FOUND WITHIN               7/5/00-                St. Charles
SERVICES, INC.                       THE UPDATE.                     12/15/00       LA        Parish

    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       MI       Secretary
                                                                      12/5/00                 of State
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/19/00       MI          Kent
                                                                                               County
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                   8/15/00       MI         Wayne
                                                                                               County
    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       MN       Secretary
                                                                     12/15/00                 of State
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/18/00       MN          Clay
                                                                                               County

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------


    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/19/00       MN         Dakota
                                                                                               County
    CORAM
ALTERNATE SITE                 NO FINANCING STATEMENTS
SERVICES, INC.                 FOUND WITHIN THE UPDATE.               7/5/00-       MO       Secretary
                                                                     12/19/00                 of State
    CORAM                     NO FINANCING STATEMENTS,
ALTERNATE SITE                FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                     JUDGMENTS FOUND.                  12/20/00       MO         Howard
                                                                                               County
    CORAM                    1 FINANCING STATEMENT AND NO
ALTERNATE SITE                 FEDERAL/STATE TAX LIENS OR
SERVICES, INC.                      JUDGMENTS FOUND.                 12/18/00       MO        St. Louis
                                                                                               County
    CORAM
ALTERNATE SITE           Foothill Capital
SERVICES, INC.           Corporation, as
   1125 17th            Agent 11111 Santa        Blanket lien        12/18/00       MO        St. Louis      8/24/98 #10316
    Street,             Monica Blvd. Suite                                                      County
  Suite 2100            1500 Los Angeles,
Denver, CO 80202              CA 90025

    CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR           12/21/00       MO        St. Louis
SERVICES, INC.                       JUDGMENTS FOUND.                                            City

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



    CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       NC       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/16/00                 of State
                                 NO FINANCING STATEMENTS,
    CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                 Buncombe
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/13/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
    CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                  Craven
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/18/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
    CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                 Forsyth
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/18/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-               Mecklenberg
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/15/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR             7/15/00-                   Wake
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/15/00       NC         County
SERVICES, INC.                         THE UPDATE.

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       NE       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/20/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/14/00       NE        Douglas
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM                                                                                     Secretary
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       NJ           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.               12/8/00                  State

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR                                      Passaic
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               11/30/00       NJ         County
SERVICES, INC.                         THE UPDATE.

     CORAM                                                                                     Secretary
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       NM           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/19/00                  State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/19/00       NM       Bernalillo
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------


     CORAM                                                                                     Secretary
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       OH           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/22/00                  State

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                  Butler
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/20/00       OH         County
SERVICES, INC.                         THE UPDATE.

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                 Cuyahoga
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/20/00       OH         County
SERVICES, INC.                         THE UPDATE.
                                                                                                 County
     CORAM                                                                                       Clerk
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       OK           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/19/00                 Oklahoma
                                                                                                 County
     CORAM
ALTERNATE SITE                         NO FINANCING                     7/5/00-       OR       Secretary
SERVICES, INC.                      STATEMENTS FOUND.                  12/15/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR              12/5/00       OR       Multnomah
SERVICES, INC.                       JUDGMENTS FOUND.                                            County


                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------




     CORAM                                                                                     Secretary
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       PA           of
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/15/00                  State

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                  Butler
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               12/27/00       PA         County
SERVICES, INC.                         THE UPDATE.                                            Prothonotary

                                 NO FINANCING STATEMENTS,
     CORAM                      FEDERAL/STATE TAX LIENS OR              7/5/00-                 Chester
ALTERNATE SITE                    JUDGMENTS FOUND WITHIN               10/10/00       PA         County
SERVICES, INC.                         THE UPDATE.                                            Prothonotary

     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       TN       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/20/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/20/00       TN        Davidson
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/19/00       TN         Shelby
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------



     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/18/00       TN       Washington
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       TX       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/17/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/11/00       TX        El Paso
SERVICES, INC.                          JUDGMENTS.                                               County

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/18/00       TX         Harris
SERVICES, INC.                          JUDGMENTS.                                               County

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/18/00       TX         Travis
SERVICES, INC.                          JUDGMENTS.                                               County


    CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       VA       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.               12/7/00                 of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238



                                                                      SEARCH                              ORIGINAL FILE
                                                                      THROUGH                               DATE AND      RELATED
     DEBTOR                   SECURED PARTY    COLLATERAL              DATE       STATE    JURISDICTION       NUMBER       FILINGS
---------------               ---------------------------            ---------  --------  --------------  ---------------  -------

    CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       WA       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.               12/8/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/14/00       WA          King
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       WI       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/12/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/19/00       WI        Waukesha
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

     CORAM
ALTERNATE SITE                   NO FINANCING STATEMENTS                7/5/00-       WV       Secretary
SERVICES, INC.                   FOUND WITHIN THE UPDATE.              12/20/00                 of State

     CORAM                       NO FINANCING STATEMENTS,
ALTERNATE SITE                  FEDERAL/STATE TAX LIENS OR             12/20/00       WV        Kanawha
SERVICES, INC.                       JUDGMENTS FOUND.                                            County

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                             ORIGINAL FILE
                                                                    THROUGH                                DATE AND      RELATED
   DEBTOR               SECURED PARTY            COLLATERAL           DATE       STATE    JURISDICTION      NUMBER       FILINGS
------------------      --------------------------------------     -----------  -------  -------------- -------------    -------
    CORAM
   HEALTCHARE                    NO FINANCING STATEMENTS               7/5/00-                Secretary
 CORPORATION OF                  FOUND WITHIN THE UPDATE.              12/6/00       CO       of State
    ILLINOIS

    CORAM
   HEALTCHARE                    NO FINANCING STATEMENTS,                                      Denver
 CORPORATION OF                 FEDERAL/STATE TAX LIENS OR            12/19/00       CO        County
    ILLINOIS                         JUDGMENTS FOUND.

    CORAM
   HEALTCHARE                    NO FINANCING STATEMENTS               7/5/00-                Secretary
 CORPORATION OF                  FOUND WITHIN THE UPDATE.             12/01/00       IL       of State
    ILLINOIS
                                NO FINANCING STATEMENTS,
                                FEDERAL/STATE TAX LIENS
                                FOUND.  WE FIND 1 FINANCING
                                STATEMENT AND 3  JUDGMENTS
                                   ON SIMILAR NAMES:
                        1) Faye Skolnick vs.  St.
                        Francis Hospital of Evanston
    CORAM               and Coram Healthcare
   HEALTCHARE           Corporation of Illinois,                      12/19/00       IL         Cook
 CORPORATION OF         Inc.;                                                                  County
    ILLINOIS            2) Most Affordable Carpets
                        vs. Barbara Bramlett & Coram
                        Healthcare and
                        3) American General Financial
                        Center vs. MARY V. SCOTT, CITY
                        OF EVANSTON AND CORAM ALTERNATIVE.

   CORAM
HEALTCHARE CO.**            Oce-USA-Inc.
  1471 Business               5450 N.               Specific                                    Cook      5/23/96 #96 U
   Center Dr.                Cumberland            equipment          12/19/00       IL        County        06378
 Mt.Prospect, IL 60056      Chicago, IL 60656

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                             ORIGINAL FILE
                                                                    THROUGH                                DATE AND      RELATED
   DEBTOR               SECURED PARTY            COLLATERAL           DATE       STATE    JURISDICTION      NUMBER       FILINGS
------------------      --------------------------------------     -----------  -------  -------------- -------------    -------
      CORAM
   HEALTHCARE                1 FINANCING STATEMENT FOUND             7/5/00-       CO       Secretary
   CORPORATION                    WITHIN THE UPDATE.                 12/6/00                 of State
                                                All vehicles
                          Emkay, Inc.            leased by
                            Trust, a               Coram
      CORAM                 Delaware             Healthcare
   HEALTHCARE               Business             Corp. from
CORPORATION 1125          Trust 805 W.             Emkay             7/5/00-       CO       Secretary       7/7/00
  17th Street,             Thorndale            pursuant to          12/6/00                 of State    #20002062123
   Suite 2100                Avenue            vehicle lease
Denver, CO 80202           Itasca, IL            agreement
                             60143               dated July
                                                 25, 1995.
      CORAM                    NO FINANCING STATEMENTS,
   HEALTHCARE                 FEDERAL/STATE TAX LIENS OR            12/19/00       CO         Denver
   CORPORATION                     JUDGMENTS FOUND.                                           County
      CORAM
   HEALTHCARE                  NO FINANCING STATEMENTS                                      Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.             12/21/00       AL        of State
     ALABAMA
      CORAM
   HEALTHCARE                  NO FINANCING STATEMENTS,                                       Shelby
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR            12/22/00       AL         County
     ALABAMA                       JUDGMENTS FOUND.
      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS               7/5/00-                Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.              12/6/00       CO        of State
     ALABAMA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                              DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE       STATE   JURISDICTION      NUMBER        FILINGS
------------------      ----------------------------------      -----------  -------  -------------- -------------    -------
     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS,                                     Denver
 CORPORATION OF             FEDERAL/STATE TAX LIENS OR            12/19/00       CO       County
     ALABAMA                     JUDGMENTS FOUND.

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS               7/5/00-               Secretary
 CORPORATION OF              FOUND WITHIN THE UPDATE.              12/6/00       CO      of State
     FLORIDA

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS,                                     Denver
 CORPORATION OF             FEDERAL/STATE TAX LIENS OR            12/19/00       CO       County
     FLORIDA                     JUDGMENTS FOUND.

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS               7/5/00-               Secretary
 CORPORATION OF              FOUND WITHIN THE UPDATE.             12/12/00       FL      of State
     FLORIDA

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS,                                  Hillsborough
 CORPORATION OF             FEDERAL/STATE TAX LIENS OR            12/14/00       FL       County
     FLORIDA                     JUDGMENTS FOUND.

     CORAM
   HEALTCHARE                NO FINANCING STATEMENTS               7/5/00-               Secretary
 CORPORATION OF              FOUND WITHIN THE UPDATE.              12/6/00       CO      of State
   GREATER D.C.

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                              DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE       STATE   JURISDICTION      NUMBER        FILINGS
------------------      ----------------------------------      -----------  -------  -------------- -------------    -------
          CORAM
        HEALTCHARE              NO FINANCING STATEMENTS,                                   Denver
      CORPORATION OF           FEDERAL/STATE TAX LIENS OR        12/19/00       CO         County
        GREATER D.C.                JUDGMENTS FOUND.

          CORAM
        HEALTCHARE              NO FINANCING STATEMENTS           7/5/00-                 Dept of
      CORPORATION OF            FOUND WITHIN THE UPDATE.         12/19/00       MD      Assessments
       GREATER D.C.                                                                     and Taxation
                                NO FINANCING STATEMENTS,
                               FEDERAL/STATE TAX LIENS OR
          CORAM               JUDGMENTS FOUND. (UCC'S ARE
        HEALTCHARE              ONLY THROUGH 12/31/99.)          12/31/99       MD         Howard
      CORPORATION OF              THIS COUNTY STOPPED                                      County
       GREATER D.C.              RECORDING UCC'S SINCE
                                       12/31/99.

          CORAM
        HEALTCHARE              NO FINANCING STATEMENTS           7/5/00-                Secretary
      CORPORATION OF            FOUND WITHIN THE UPDATE.          12/7/00       VA        of State
       GREATER D.C.

          CORAM                 NO FINANCING STATEMENTS,
        HEALTCHARE             FEDERAL/STATE TAX LIENS OR         7/5/00-                 Fairfax
      CORPORATION OF             JUDGMENTS FOUND WITHIN          12/15/00       VA         County
       GREATER D.C.                   THE UPDATE.

          CORAM
        HEALTCHARE              NO FINANCING STATEMENTS           7/5/00-                Secretary
      CORPORATION OF            FOUND WITHIN THE UPDATE.          12/6/00       CO        of State
     GREATER NEW YORK

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                        SEARCH                              ORIGINAL FILE
                                                                       THROUGH                                 DATE AND     RELATED
   DEBTOR               SECURED PARTY        COLLATERAL                  DATE       STATE     JURISDICTION     NUMBER       FILINGS
------------------      ----------------------------------             --------    ---------  ------------- -------------   -------
          CORAM
        HEALTCHARE             NO FINANCING STATEMENTS,                                           Denver
      CORPORATION OF          FEDERAL/STATE TAX LIENS OR               12/19/00       CO          County
     GREATER NEW YORK              JUDGMENTS FOUND.

          CORAM
        HEALTCHARE             NO FINANCING STATEMENTS                  7/5/00-
      CORPORATION OF           FOUND WITHIN THE UPDATE.                12/20/00       NY       Secretary of
     GREATER NEW YORK                                                                             State

          CORAM                 3 FINANCING STATEMENTS
        HEALTCHARE             AND NO FEDERAL/STATE TAX
      CORPORATION OF           LIENS OR JUDGMENTS FOUND.               12/15/00       NY         Nassau
     GREATER NEW YORK                                                                            County

                                  The Chase
          CORAM                   Manhattan
        HEALTCHARE                 Bank, as
      CORPORATION OF              Collateral                                                     Nassau        7/14/97
     GREATER NEW YORK             Agent 270            Blanket lien    12/15/00       NY         County      #UC97011600
     45 South Service            Park Avenue
      Road Plainview,            New York, NY
         NY 11803                   10017

          CORAM
        HEALTCHARE             Foothill Capital
      CORPORATION OF           Corporation, as
     GREATER NEW YORK         Agent 11111 Santa
         1125 17th            Monica Blvd. Suite       Blanket lien    12/15/00       NY         Nassau        7/23/98
       Street, Suite          1500 Los Angeles,                                                  County      #UC98-13130
   2100 Denver, CO 80202          CA 90025

                                   Foothill
          CORAM                    Capital
        HEALTCHARE               Corporation,
      CORPORATION OF               as Agent
     GREATER NEW YORK            11111 Santa           Blanket lien    12/15/00       NY         Nassau        8/26/98
         1125 17th               Monica Blvd.                                                    County      #UC98-015256
       Street, Suite              Suite 1500
   2100 Denver, CO 80202     Los Angeles, CA 90025

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                         Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
       CORAM           2 FINANCING STATEMENTS AND NO
    HEALTCHARE          FEDERAL/STATE TAX LIENS OR
  CORPORATION OF              JUDGMENTS FOUND.                   11/22/00    NY        New York
 GREATER NEW YORK                                                                       County

      CORAM              Foothill Capital
    HEALTCHARE            Corporation,
  CORPORATION OF           as Agent
 GREATER NEW YORK         11111 Santa           Blanket lien     11/22/00    NY        New York           8/26/98
 1125 17th Street,         Monica Blvd.                                                  County          #98PN45442
   Suite 2100              Suite 1500
 Denver, CO 80202     Los Angeles, CA 90025

                         Fleet Leasing
                        Corporation P.O.
      CORAM            Box 7023 Troy, MI
    HEALTHCARE**        48007 - 7023 and
420 Lexington Avenue       Panasonic         Specific equipment  11/22/00    NY        New York           7/28/99
  New York, NY 10017     Communications                                                 County          #99PN40412
                        10 Melville Road
                   Melville, NY 11747- 3177

     CORAM
    HEALTCHARE               1 FINANCING STATEMENT AND NO                              Onondaga
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         11/30/00    NY         County
 GREATER NEW YORK                  JUDGMENTS FOUND.

      CORAM
    HEALTCHARE          Foothill Capital
  CORPORATION OF        Corporation, as
 GREATER NEW YORK        Agent 11111 Santa                                             Onondaga
 1125 17th Street,        Monica Blvd.       Specific equipment  11/30/00    NY         County         9/1/98 #8104
    Suite 2100            Suite 1500
 Denver, CO 80202      Los Angeles, CA 90025


      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-             Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO        of State
      INDIANA

                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                 Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO         County
      INDIANA                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS           6/15/00-             Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           9/30/00    IN        of State
      INDIANA

      CORAM                     2 FINANCING STATEMENTS
    HEALTCHARE                 AND NO FEDERAL/STATE TAX                                  Lake
  CORPORATION OF                       LIENS OR                  12/14/00    IN         County
      INDIANA                      JUDGMENTS FOUND.


  CORAM HEALTCHARE       The Chase Manhattan
CORPORATION OF INDIANA    Bank, As Collateral                                            Lake
  107 W. 79th Avenue            Agent           Blanket lien     12/14/00    IN         County       7/14/97
Merrillville, IN 46410      270 Park Avenue                                                         #97002570
                           New York, NY 10017

       CORAM            Foothill Capital
    HEALTCHARE            Corporation,
  CORPORATION OF            as Agent
      INDIANA             11111 Santa           Blanket lien     12/14/00    IN          Lake        8/24/98
     1125 17th            Monica Blvd.                                                  County      #98002919
Street, Suite 2100        Suite 1500
 Denver, CO 80202     Los Angeles, CA 90025

       CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
     KENTUCKY

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO          County
     KENTUCKY                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.          12/15/00    KY         of State
     KENTUCKY

      CORAM                    NO FINANCING STATEMENTS,
    HEALTCHARE                FEDERAL/STATE TAX LIENS OR          7/5/00-                Kenton
  CORPORATION OF                JUDGMENTS FOUND WITHIN           12/21/00    KY        County 1st
     KENTUCKY                        THE UPDATE.                                        District

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
   MASSACHUSETTS

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO          County
   MASSACHUSETTS                   JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                                                    7/5/00-              Secretary
  CORPORATION OF              NO STATE TAX LIENS FOUND.          12/20/00    MA         of State
   MASSACHUSETTS

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.          12/20/00    MA         of State
   MASSACHUSETTS

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Hopkinton
  CORPORATION OF               FOUND WITHIN THE UPDATE.          12/20/00    MA           Town
   MASSACHUSETTS

      CORAM
    HEALTCHARE                NO JUDGMENTS FOUND WITHIN           7/5/00-              Middlesex
  CORPORATION OF                     THE UPDATE.                 12/20/00    MA          County
   MASSACHUSETTS

      CORAM
    HEALTCHARE          NO FEDERAL TAX LIENS FOUND WITHIN THE     7/5/00-
  CORPORATION OF                       UPDATE.                   12/20/00    MA       USDC Boston
   MASSACHUSETTS

      CORAM
    HEALTCHARE                       NO FINANCING                                      Secretary
  CORPORATION OF                  STATEMENTS FOUND.              12/20/00    RI         of State
   MASSACHUSETTS

      CORAM
    HEALTCHARE
  CORPORATION OF                 NO JUDGMENTS FOUND.             12/20/00    RI       Kent County
   MASSACHUSETTS

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS                                  Warwick
  CORPORATION OF          OR FEDERAL/STATE TAX LIENS FOUND.      12/20/00    RI           Town
   MASSACHUSETTS

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
     MICHIGAN

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO          County
     MICHIGAN                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/5/00    MI         of State
     MICHIGAN

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Ingham
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/11/00    MI          County
     MICHIGAN                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
    MISSISSIPPI

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                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                                  Denver
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO          County
    MISSISSIPPI                    JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/8/00    MS         of State
    MISSISSIPPI

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,                            Hinds County( 1ST
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/14/00    MS          & 2ND
    MISSISSIPPI                    JUDGMENTS FOUND.                                    District)

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-              Secretary
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         of State
      NEVADA

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO      Denver County
      NEVADA                       JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/7/00    NV    Secretary of State
      NEVADA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                  SEARCH                             ORIGINAL FILE
                                                                  THROUGH                               DATE AND       RELATED
   DEBTOR               SECURED PARTY        COLLATERAL            DATE     STATE    JURISDICTION        NUMBER        FILINGS
------------------      ----------------------------------      ---------  -------  --------------   -------------     -------
      CORAM                    NO FINANCING STATEMENTS,
    HEALTCHARE                FEDERAL/STATE TAX LIENS OR
  CORPORATION OF         JUDGMENTS FOUND. WE FIND 1 FINANCING     8/23/00    NV       Clark County
      NEVADA                 STATEMENT ON A SIMILAR NAME.

      CORAM
   HEALTHCARE**        Sanwa Leasing Corporation    Specific
101 North Pecos Road          P.O. Box 7023         equipment                                           7/22/98
Las Vegas, NV 89101           Troy, MI 48007                      8/23/00    NV      Clark County      #BK 980722
                                                                                                       Ins. 00806

       CORAM                   NO FINANCING STATEMENTS,
    HEALTCHARE                   FEDERAL TAX LIENS OR                                  Washoe
  CORPORATION OF            JUDGMENTS FOUND. WE FIND 1 TAX       12/21/00    NV        County
      NEVADA                     LIEN FOR $3,367.02.

       CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-            Secretary of
  CORPORATION OF               FOUND WITHIN THE UPDATE.           12/6/00    CO         State
     NEW YORK

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS,
  CORPORATION OF              FEDERAL/STATE TAX LIENS OR         12/19/00    CO     Denver County
     NEW YORK                      JUDGMENTS FOUND.

      CORAM
    HEALTCHARE                 NO FINANCING STATEMENTS            7/5/00-            Secretary of
  CORPORATION OF               FOUND WITHIN THE UPDATE.          12/20/00    NY         State
     NEW YORK

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------
   HEALTCHARE                   3 FINANCING STATEMENTS                                   Albany
 CORPORATION OF                AND 1 JUDGMENT FOUND. WE            12/15/00      NY      County
    NEW YORK                  FIND NO FEDERAL TAX LIENS.

      CORAM               The Chase
   HEALTCHARE             Manhattan
 CORPORATION OF            Bank, as
     NEW YORK             Collateral                                                     Albany          7/10/97
    1 Charles             Agent 270             Blanket lien       12/15/00      NY      County         #97-04540
    Boulevard            Park Avenue
 Guilderland, NY          New York,
      12084                NY 10017

                           Foothill
      CORAM                Capital
   HEALTCHARE            Corporation,
 CORPORATION OF            as Agent
  NEW YORK 1125          11111 Santa            Blanket lien       12/15/00      NY      Albany          8/21/98
  17th Street,           Monica Blvd.                                                    County         #98-04894
   Suite 2100             Suite 1500
Denver, CO 80202         Los Angeles,
                           CA 90025

      CORAM
  HEALTHCARE**          Fleet Leasing
    1 Charles            Corporation              Specific                               Albany          11/3/99
    Boulevard              P.O. Box              equipment         12/15/00      NY      County         #99-05886
 Guilderland, NY             7023
      12084          Troy, MI 48007-7023

      CORAM
   HEALTHCARE              New York
 CORPORATION OF             State
   GREATER NEW          Department of                                                                                    This is a
     YORK**              Taxation and            State tax                               Albany          10/24/00         County
    1125 17th            Finance P.O.             lien for         12/15/00      NY      County           #22822        Judgment in
     Street,               Box 5149              $2,765.36                                                              the amount
   Suite 2100             Albany, NY                                                                                   of $2,765.36
     Denver,                12205
    CO 80202

      CORAM                     3 FINANCING STATEMENTS
   HEALTCHARE                  AND NO FEDERAL/STATE TAX                                   Erie
 CORPORATION OF                        LIENS OR                    12/19/00      NY      County
     NEW YORK                      JUDGMENTS FOUND.

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------


                           Foothill
      CORAM                Capital
   HEALTCHARE            Corporation,
 CORPORATION OF            as Agent
  NEW YORK 1125          11111 Santa            Blanket lien       12/19/00      NY       Erie           8/25/98
  17th Street,           Monica Blvd.                                                    County         #Q52-5995
   Suite 2100             Suite 1500
Denver, CO 80202         Los Angeles,
                           CA 90025

      CORAM             Fleet Leasing
  HEALTHCARE**           Corporation
375 North French        P.O. Box 7023        Specific equipment    12/19/00      NY       Erie           5/19/99
Road Amherst, NY           Troy, MI                                                      County         #Q63-8696
      14228                 48007

                            Sanwa
      CORAM                Leasing
  HEALTHCARE**           Corporation              Specific                                Erie           1/31/00
375 North French        P.O. Box 7023            equipment         12/19/00      NY      County         #Q73-9056
Road Amherst, NY           Troy, MI
      14228                 48007

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
   NORTH TEXAS

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
   NORTH TEXAS                     JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/17/00      TX     of State
   NORTH TEXAS

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Dallas
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/15/00      TX      County
   NORTH TEXAS                        JUDGMENTS.

      CORAM
   HEALTCHARE
 CORPORATION OF                NO FINANCING STATEMENTS             7/5/00-       CA    Secretary
    NORTHERN                   FOUND WITHIN THE UPDATE.            12/5/00              of State
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CA     Alameda
    NORTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/18/00      CA    Sacramento
    NORTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

      CORAM
   HEALTCHARE
 CORPORATION OF                NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
    NORTHERN                   FOUND WITHIN THE UPDATE.            12/6/00              of State
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
    NORTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
  RHODE ISLAND

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
  RHODE ISLAND                     JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/20/00      RI     of State
  RHODE ISLAND

      CORAM
   HEALTCHARE                                                                             Kent
 CORPORATION OF                  NO JUDGMENTS FOUND.               12/20/00      RI      County
  RHODE ISLAND

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS                                  Warwick
 CORPORATION OF           OR FEDERAL/STATE TAX LIENS FOUND.        12/20/00      RI       Town
  RHODE ISLAND

      CORAM
   HEALTCHARE
 CORPORATION OF                NO FINANCING STATEMENTS             7/5/00-       CA    Secretary
    SOUTHERN                   FOUND WITHIN THE UPDATE.            12/5/00              of State
   CALIFORNIA

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                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------


      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                   Los
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/14/00      CA     Angeles
    SOUTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/1/00       CA      Orange
    SOUTHERN                          JUDGMENTS.                                         County
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                   San
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/15/00      CA    Bernadino
    SOUTHERN                          JUDGMENTS.                                         County
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Santa
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/18/00      CA     Barbara
    SOUTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

      CORAM
   HEALTCHARE
 CORPORATION OF                NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
    SOUTHERN                   FOUND WITHIN THE UPDATE.            12/6/00              of State
   CALIFORNIA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
    SOUTHERN                       JUDGMENTS FOUND.                                      County
   CALIFORNIA

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
SOUTHERN FLORIDA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
SOUTHERN FLORIDA                   JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/12/00      FL     of State
SOUTHERN FLORIDA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                 Broward
 CORPORATION OF                FEDERAL/STATE TAX LIENS             12/11/00      FL      County
SOUTHERN FLORIDA              FOUND. WE FIND 1 JUDGMENT.

                                                    County
      CORAM                Industrial                court                                               5/8/98       Tax lien
   HEALTCHARE                 A/C &              defaultfinal      12/11/00      FL     Broward         #BK 28178      in the
 CORPORATION OF          Refrigeration,            judgment                              County          PG 200       amount of
SOUTHERN FLORIDA         Inc.(Plaintiff)              for                                                              $809.62
                                                    $809.62
      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
      UTAH


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                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
      UTAH                         JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            11/17/00      UT     of State
      UTAH

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                Salt Lake
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/21/00      UT      County
      UTAH                         JUDGMENTS FOUND.

      CORAM
  HEALTHCARE OF                NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
 WYOMING, L.L.C.               FOUND WITHIN THE UPDATE.            12/6/00              of State

      CORAM                    NO FINANCING STATEMENTS,
  HEALTHCARE OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
 WYOMING, L.L.C.                   JUDGMENTS FOUND.                                      County

      CORAM
  HEALTHCARE OF                NO FINANCING STATEMENTS             7/5/00-       WY    Secretary
 WYOMING, L.L.C.               FOUND WITHIN THE UPDATE.            12/21/00             of State

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                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

                               NO FINANCING STATEMENTS,
      CORAM                   FEDERAL/STATE TAX LIENS OR           7/5/00-              Natrona
  HEALTHCARE OF                 JUDGMENTS FOUND WITHIN             12/19/00      WY      County
 WYOMING, L.L.C.                     THE UPDATE.


      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/6/00       CO     of State
 SOUTH CAROLINA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                  Denver
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/19/00      CO      County
 SOUTH CAROLINA                    JUDGMENTS FOUND.

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS             7/5/00-             Secretary
 CORPORATION OF                FOUND WITHIN THE UPDATE.            12/12/00      SC     of State
 SOUTH CAROLINA

      CORAM
   HEALTCHARE                  NO FINANCING STATEMENTS,                                Charleston
 CORPORATION OF               FEDERAL/STATE TAX LIENS OR           12/18/00      SC      County
 SOUTH CAROLINA                    JUDGMENTS FOUND.

      CORAM
   HOMECARE OF                 NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
 MINNESOTA, INC.               FOUND WITHIN THE UPDATE.            12/6/00              of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

      CORAM                    NO FINANCING STATEMENTS,
   HOMECARE OF                FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
 MINNESOTA, INC.                   JUDGMENTS FOUND.                                      County

      CORAM
   HOMECARE OF                 NO FINANCING STATEMENTS             7/5/00-       MN    Secretary
 MINNESOTA, INC.               FOUND WITHIN THE UPDATE.            12/15/00             of State

      CORAM                    NO FINANCING STATEMENTS,
   HOMECARE OF                FEDERAL/STATE TAX LIENS OR           12/19/00      MN      Dakota
 MINNESOTA, INC.                   JUDGMENTS FOUND.                                      County

    CORAM INC                  NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
                               FOUND WITHIN THE UPDATE.            12/6/00              of State

                               NO FINANCING STATEMENTS,
    CORAM INC                 FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
                                   JUDGMENTS FOUND.                                      County
      CORAM
     SERVICE                   NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
   CORPORATION                 FOUND WITHIN THE UPDATE.            12/6/00              of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------



      CORAM                    NO FINANCING STATEMENTS,
     SERVICE                  FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
   CORPORATION                     JUDGMENTS FOUND.                                      County

 CURAFLEX HEALTH      1 PARTIAL RELEASE FOUND WITHIN THE UPDATE.   7/5/00-       CA    Secretary
 SERVICES, INC.                                                    12/5/00              of State


                                                Blanket lien
                                               with a partial
                                               release of all
                                             of the transferred
                                                 assets as
                                               defined in the
                           Foothill            Asset Purchase
                           Capital               Agreement,
 CURAFLEX HEALTH         Corporation,           dated as of                                                              Partial
 SERVICES, INC.            as Agent            June 9, 2000,       7/5/00-             Secretary          8/21/98       Release #
1125 17th Street,        11111 Santa           by and between      12/5/00       CA     of State       #199823660584   2000217C0128
   Suite 2100            Monica Blvd.            Curaflex,                                                            filed 8/2/00.
Denver, CO 80202          Suite 1500               Coram
                         Los Angeles,            Healthcare
                           CA 90025             Corporation,
                                                 Curascript
                                               Pharmacy,Inc.,
                                               Curascript PBM
                                               Services, Inc.
                                               and GTCR Fund
                                                  VI, L.P.



                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/19/00      CA       Kern
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

 CURAFLEX HEALTH               NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
 SERVICES, INC.                FOUND WITHIN THE UPDATE.            12/6/00              of State


                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

 CURAFLEX HEALTH               NO FINANCING STATEMENTS             7/5/00-       IL    Secretary
 SERVICES, INC.                FOUND WITHIN THE UPDATE.            12/01/00             of State

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/19/00      IL       Cook
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

 CURAFLEX HEALTH               NO FINANCING STATEMENTS                           MO    Secretary
 SERVICES, INC.                FOUND WITHIN THE UPDATE.                                 of State

                               NO FINANCING STATEMENTS,                                   St.
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/18/00      MO      Louis
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

                      1 FINANCING STATEMENT AND NO FEDERAL/STATE                          St.
 CURAFLEX HEALTH                     TAX LIENS OR                   8/4/95       MO      Louis
 SERVICES, INC.                    JUDGMENTS FOUND.                                       City

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

                           Chemical
                           Bank, as                                                                       8/4/95
 CURAFLEX HEALTH          Collateral                                                                    #4957 This
 SERVICES, INC.            Agent 200                                                   St. Louis          filing
  4362 Forrest              Jericho             Blanket lien        8/4/95       MO       City           probably
 Park Avenue St.          Quadrangle                                                                     lapsed on
 Louis, Mo 63108          Jericho, NY                                                                    8/25/00.
                             11753

 CURAFLEX HEALTH               NO FINANCING STATEMENTS             7/5/00-       WI    Secretary
 SERVICES, INC.                FOUND WITHIN THE UPDATE.            12/12/00             of State

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/18/00      WI      Oneida
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/21/00      WI    Outagarnie
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

                               NO FINANCING STATEMENTS,
 CURAFLEX HEALTH              FEDERAL/STATE TAX LIENS OR           12/26/00      WI     Portage
 SERVICES, INC.                    JUDGMENTS FOUND.                                      County

    HOME CARE                        NO FINANCING                  11/30/00      CO    Secretary
   HAWAII, LLP                    STATEMENTS FOUND.                                     of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------    -------           -------

                               NO FINANCING STATEMENTS,
    HOME CARE                 FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
   HAWAII, LLP                     JUDGMENTS FOUND.                                      County

    HOME CARE                        NO FINANCING                  12/15/00      HI    Secretary
   HAWAII, LLP                    STATEMENTS FOUND.                                     of State

                               NO FINANCING STATEMENTS,
    HOME CARE                 FEDERAL/STATE TAX LIENS OR           12/15/00      HI     Honolulu
   HAWAII, LLP                     JUDGMENTS FOUND.                                      County

T2 MEDICAL, INC.               NO FINANCING STATEMENTS             7/5/00-       CO    Secretary
                               FOUND WITHIN THE UPDATE.            12/6/00              of State

                               NO FINANCING STATEMENTS,
T2 MEDICAL, INC.              FEDERAL/STATE TAX LIENS OR           12/19/00      CO      Denver
                                   JUDGMENTS FOUND.                                      County

T2 MEDICAL, INC.               NO FINANCING STATEMENTS             7/5/00-       SC    Secretary
                               FOUND WITHIN THE UPDATE.            12/12/00             of State

                                             SEARCH RESULTS AS OF DECEMBER, 2000

                        Search Results Re: CORAM et al.
                           Client Ref No: 014951.0238


                                                                     SEARCH                          ORIGINAL FILE
                                                                    THROUGH                             DATE AND         RELATED
   DEBTOR               SECURED PARTY        COLLATERAL               DATE     STATE   JURISDICTION      NUMBER          FILINGS
------------------      ----------------------------------          --------   ------  ------------  -------------       -------

                               NO FINANCING STATEMENTS,
T2 MEDICAL, INC.              FEDERAL/STATE TAX LIENS OR           12/12/00      SC    Greenville
                                   JUDGMENTS FOUND.                                      County

                      NO FINANCING STATEMENTS,FEDERAL/STATE TAX
T2 MEDICAL, INC.                       LIENS OR                    12/11/00      SC     Richland
                                   JUDGMENTS FOUND.                                      County



  ** SIMILAR NAMES FOUND WHILE SEARCHING JURISDICTIONS.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------ -------------  -------
    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL & STATE TAX LIENS       12-01-00 to     AZ     Secretary of
   SERVICES, INC.         FOUND WITHIN THE UPDATE PERIOD.                  12/6/01                 State


    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     AZ      Maricopa
   SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          10/10/01                County

    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     AZ      Prima County
   SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12/7/01


    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     CA     Secretary of
   SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12/5/01                  State


    CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     CA      San Diego
   SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12/5/01                 County

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001


                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------ -------------- -------
   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S & FEDERAL TAX LIENS FOUND        12-01-00 to     CO    Central Index
SERVICES, INC.                WITHIN THE UPDATE PERIOD.                   12-03-01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     CO      Arapahoe
SERVICES, INC.         JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12-03-01                County

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     CO    Denver County
SERVICES, INC.         JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12-04-01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL & State Tax Liens       12-01-00 to     CT    Secretary of
SERVICES, INC.             FOUND WITHIN THE UPDATE PERIOD.                12-05-01                State

   CORAM
ALTERNATE SITE       NO RECORD OF JUDGMENTS FOUND WITHIN THE             12-01-00 to     CT    Central Index
SERVICES, INC.                   UPDATE PERIOD.                           12-06-01

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001


                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------ -------------- -------
   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S & FEDERAL TAX LIENS FOUND
SERVICES, INC.            WITHIN THE UPDATE PERIOD. SEE ATTACHED         12-01-00 to     DE    Secretary of
                     CERTIFICATE. (COPIES HEREBY PROVIDED WERE FILED      11/7/01                 State
                              PRIOR TO UPDATE RECORD.)

   CORAM
ALTERNATE SITE       FOOTHILL CAPITAL CORPORATION
SERVICES, INC.       11111 SANTA MONICA BLVD., STE.      BLANKET LIEN    Prior to
1125 17TH Street,    1500 LOS ANGELES, CA 90025                           search               Secretary of     8/21/98
Suite 2100                                                                 date                   State         9837459-
Denver, CO 80202                                                                                                0000000
                                                                         12-01-00 to     FL    Secretary of
                                                                          15/5/01                 State
   CORAM                                                                  (ucc/jud)
ALTERNATE SITE        NO RECORD OF UCC'S, FEDERAL TAX LIENS &            12-01-00 to
SERVICES, INC.       JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.            11/30/01
                                                                           (jud)

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     FL     Duval County
SERVICES, INC.         JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.          12/8/01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC FILINGS FOUND WITHIN THE           12-01-00 to     GA    Central Index
SERVICES, INC.                  UPDATE PERIOD.                            10/31/01

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001





                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------     ------     -------
   CORAM
ALTERNATE SITE        NO RECORD OF FEDERAL/STATE TAX LIENS &             12-01-01 to     GA     Cobb County
SERVICES, INC.       JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.           12-06-01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S & FEDERAL TAX LIENS FOUND        12-01-00 to     IA     Secretary of
SERVICES, INC.               WITHIN THE UPDATE PERIOD.                   10-16-01                  State

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     IA     Scott County
SERVICES, INC.          JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.        12-14-01

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL & STATE TAX LIENS       12-01-00 to     ID     Secretary of
SERVICES, INC.              FOUND WITHIN THE UPDATE PERIOD.              12-07-01                  State

   CORAM
ALTERNATE SITE       NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &       12-01-00 to     ID      Ada County
SERVICES, INC.         JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.         12-03-01

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001


                                                                           SEARCH                            ORIGINAL FILE
                                                                          THROUGH                               DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------                   -------      -----    ------------ -------------  -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S & FEDERAL TAX LIENS FOUND         12-01-00 to     IL     Secretary of
SERVICES, INC.                WITHIN THE UPDATE PERIOD.                   12/7/01                  State


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &        12-01-00 to     IL     Cook County
SERVICES, INC.        JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.           12/6/01


   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND WITHIN THE            12-01-00 to     IN     Secretary of
SERVICES, INC.           UPDATE PERIOD. SEE ATTACHED CERTIFICATE.         12/6/01                  State



   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE TAX LIENS &        12-01-00 to     IN     Allen county
SERVICES, INC.          JUDGMENTS FOUND WITHIN THE UPDATE PERIOD.         10/26/01

                                                                         12-01-00 to
                                                                          12/10/01
                                                                            (ucc)
                                                                         12-01-00 to     IN     Marion County
   CORAM                                                                  12/3/01
ALTERNATE SITE      NO RECORD OF UCC'S,  FEDERAL & STATE TAX LIENS          (ftl)
SERVICES, INC.          FOUND WITHING THE UPDATE PERIOD.                 12-01-00 to
                                                                          12/6/01
                                                                          (stl/jud)


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001


                                                            SEARCH                                 ORIGINAL FILE
                                                           THROUGH                                    DATE AND     RELATED
   DEBTOR           SECURED PARTY      COLLATERAL           DATE          STATE     JURISDICTION       NUMBER      FILINGS
   ------           -------------      ----------          -------        -----     ------------   -------------   -------
   CORAM
ALTERNATE SITE     NO RECORD OF UCC'S & FEDERAL TAX       12-01-00 to      KS       Secretary of
SERVICES, INC.    LIENS FOUND WITHIN THE UPDATE DATE       12-05-01                   State
                             PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE       12-01-00 to      KS         Johnson
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN       12-06-01                   County
                        THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE       12-01-00 to      KS        Sedgwick
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN       10-25-01 to                County
                        THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND        12-01-00 to     LA      Central Index
SERVICES, INC.        WITHIN THE UPDATE PERIOD.            12-04-01


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE     12-01-00 to     LA       St. Charles
SERVICES, INC.     TAX LIENS & JUDGMENTS FOUND WITHIN       11-30-01                  Parish
                         THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001

                                                                       SEARCH                              ORIGINAL FILE
                                                                       THROUGH                                DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                 DATE      STATE    JURISDICTION        NUMBER     FILINGS
   ------           -------------            ----------              -----------  -----    -------------   -------------  -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & STATE              12-01-00 to    MI     Secretary of
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE                1-30-01                State
                                PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & State              12-01-00 to    MI     Kent County
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE               12-03-01
                                PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & STATE              12-01-00 to    MI     Wayne County
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE               09-10-01
                                PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & STATE              12-01-00 to    MN     Central Index
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE               12-03-01
                                PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF FEDERAL/STATE TAX LIENS             12-01-00 to    MN      Clay County
SERVICES, INC        & JUDGMENTS FOUND WITHIN THE UPDATE             12-04-01
                                PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                   SEARCH                                 ORIGINAL FILE
                                                                   THROUGH                                   DATE AND       RELATED
   DEBTOR           SECURED PARTY            COLLATERAL             DATE          STATE    JURISDICTION       NUMBER        FILINGS
   ------           -------------            ----------          -----------      -----    ------------   -------------     -------
   CORAM
ALTERNATE SITE      NO RECORD OF FEDERAL/STATE TAX LIENS         12-01-00 to        MN     Dakota County
SERVICES, INC.         & JUDGMENTS FOUND WITHIN THE              12-05-01
                               UPDATE PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND               12-01-00 to        MO     Secretary of
SERVICES, INC.        WITHIN THE UPDATE PERIOD.                  10-08-01                      State

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL & STATE          12-01-00 to        MO       St. Louis
SERVICES, INC.       TAX LIENS FOUND WITHIN THE UPDATE           06-30-01                     County
                              PERIOD.                             (ucc)
                                                                 12-01-01 to
                                                                 10-10-01
                                                                 (ftl/stl)
                                                                 12-01-00 to
                                                                 11-29-01
                                                                   (jud)

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S & FEDERAL TAX LIENS       12-01-00 to        NC      Secretary of
SERVICES, INC.       FOUND WITHIN THE UPDATE DATE                11-30-01                      State
                              PERIOD.                              (ucc)
                                                                 12-01-00 to
                                                                 12-06-01
                                                                   (ftl)

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S & FEDERAL TAX             12-01-00 to        NC        Buncombe
SERVICES, INC.       LIENS FOUND WITHIN THE UPDATE               11-30-01                      County
                              PERIOD.                              (ucc)
                                                                 12-01-00 to
                                                                 12-06-01
                                                               (ftl/stl/jud)

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                      SEARCH                                  ORIGINAL FILE
                                                                      THROUGH                                   DATE AND     RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                DATE            STATE   JURISDICTION      NUMBER      FILINGS
   ------           -------------            ----------           --------------       -----   -------------  -------------  -------
   CORAM
ALTERNATE SITE     NO RECORD OF UCC'S & FEDERAL TAX                 12-01-00 to         NC     Craven County
SERVICES, INC.      LIENS FOUND WITHIN THE UPDATE                   11-30-01
                              PERIOD.                                (ucc)
                                                                    12-01-00 to
                                                                    12-06-01
                                                                  (ftl/stl/jud)

   CORAM
ALTERNATE SITE     NO RECORD OF UCC'S & FEDERAL TAX                 12-01-00 to         NC     Mecklenburg
SERVICES, INC.      LIENS FOUND WITHIN THE UPDATE                   11-30-01                      County
                              PERIOD.                                (ucc)
                                                                    12-01-00 to
                                                                    12-06-01
                                                                   (ftl/stl/jud)

   CORAM
ALTERNATE SITE     NO RECORD OF UCC'S & FEDERAL TAX                 12-01-00 to         NC     Wake County
SERVICES, INC.      LIENS FOUND WITHIN THE UPDATE                   11-30-01
                              PERIOD.                                (ucc)
                                                                    12-01-00 to
                                                                    12-06-01
                                                                  (ftl/stl/jud)

   CORAM
ALTERNATE SITE     NO RECORD OF UCC FILINGS FOUND                   12-01-00 to         NE     Secretary of
SERVICES, INC.        WITHIN THE UPDATE PERIOD.                     12-10-01                       State

   CORAM
ALTERNATE SITE     NO RECORD OF UCC, FEDERAL/STATE TAX              12-01-00 to         NE       Douglas
SERVICES, INC.      LIENS & JUDGMENTS FOUND WITHIN THE              11-28-01                      County
                             UPDATE PERIOD.

         SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                         SEARCH                               ORIGINAL FILE
                                                                         THROUGH                                 DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                   DATE         STATE    JURISDICTION      NUMBER     FILINGS
   ------           -------------            ----------                -----------     -----    ------------- -------------  -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND                     12-01-00 to       NJ      Secretary of
SERVICES, INC.       WITHIN THE UPDATE PERIOD. SEE                     11-29-01                     State
                         ATTACHED CERTIFICATE.

   CORAM
ALTERNATE SITE      NO RECORD OF STATE TAX LIENS &                     12-01-00 to       NJ     Central Index
SERVICES, INC.      JUDGMENTS FOUND WITHIN THE UPDATE                  12-05-01
                               PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC, FEDERAL/STATE TAX                12-01-00 to       NJ     Passaic County
SERVICES, INC.       LIENS & JUDGMENTS FOUND WITHIN THE                10-30-01
                            UPDATE PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND                     12-01-00 to       NM      Secretary of
SERVICES, INC.           WITHIN THE UPDATE PERIOD.                     12-03-01                     State

   CORAM
ALTERNATE SITE      NO RECORD OF UCC, FEDERAL/STATE TAX                12-01-00 to       NM       Bernalillo
SERVICES, INC.      LIENS & JUDGMENTS FOUND WITHIN THE                 12-03-01                     County
                            UPDATE PERIOD.

         SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                       SEARCH                                ORIGINAL FILE
                                                                       THROUGH                                  DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                 DATE           STATE    JURISDICTION     NUMBER     FILINGS
   ------           -------------            ----------              -----------       -----    ------------ -------------  -------
   CORAM
ALTERNATE SITE    NO RECORD OF UCC FILINGS FOUND                     12-01-00 to        OH      Secretary of
SERVICES, INC.       WITHIN THE UPDATE PERIOD.                       11-30-01                      State


   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE                  12-01-00 to        OH        Hamilton
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN                 12-06-01                      County
                         THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE                  12-01-00 to        OK        Oklahoma
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN                 12-07-01                   County Clerk
                         THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL & State                12-01-00 to        OR      Secretary of
SERVICES, INC.     TAX LIENS FOUND WITHIN THE UPDATE                 12-05-01                      State
                             PERIOD.

   CORAM
ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE                  12-01-00 to        OR       Washington
SERVICES, INC.    TAX LIENS & JUDGMENTS FOUND WITHIN                 09-29-01                      County
                           THE UPDATE PERIOD.                      (ucc/ftl/stl)
                                                                     12-01-00 tp
                                                                     12-03-01
                                                                       (jud)

         SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                          SEARCH                              ORIGINAL FILE
                                                                          THROUGH                                DATE AND    RELATED
   DEBTOR           SECURED PARTY            COLLATERAL                    DATE        STATE    JURISDICTION      NUMBER     FILINGS
   ------           -------------            ----------                 -----------    -----    ------------- -------------  -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND                      12-01-00 to      PA      Secretary of
SERVICES, INC.         WITHIN THE UPDATE PERIOD.                        11-14-01                    State

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE                   12-01-00 to      PA     Butler County
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN                  12-04-01
                          THE UPDATE PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE                   12-01-00 to      PA     Chester County
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN                  11-05-01
                         THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND                      12-01-00 to      TN      Secretary of
SERVICES, INC.        WITHIN THE UPDATE PERIOD.                         12-10-01                     State


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE                   12-01-00 to      TN        Davidson
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN                  12-08-01                    County
                        THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001

                                                                  SEARCH                               ORIGINAL FILE
                                                                  THROUGH                                DATE AND       RELATED
   DEBTOR           SECURED PARTY            COLLATERAL            DATE       STATE    JURISDICTION       NUMBER        FILINGS
   ------           -------------            ----------         ----------    -----    ------------    -------------    -------
   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to      TN     Shelby County
SERVICES, INC.       TAX LIENS & JUDGMENTS FOUND WITHIN         10-10-01
                          THE UPDATE PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to      TN       Washington
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN          12-08-01                  County
                          THE UPDATE PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S & FEDERAL TAX            12-01-00 to      TX      Secretary of
SERVICES, INC.         LIENS FOUND WITHIN THE UPDATE            09-30-01                    State
                               PERIOD.


   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to      TX     El Paso County
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN          06-30-01
                          THE UPDATE PERIOD.                    (ucc)
                                                                12-01-00 to
                                                                12-02-01
                                                              (ftl/stl/jud)

   CORAM
ALTERNATE SITE      NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to      TX     Harris County
SERVICES, INC.      TAX LIENS & JUDGMENTS FOUND WITHIN          12-04-01
                          THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMEBR, 2001

                                                                       SEARCH                                ORIGINAL FILE
                                                                      THROUGH                                   DATE AND    RELATED
   DEBTOR               SECURED PARTY            COLLATERAL             DATE         STATE    JURISDICTION       NUMBER     FILINGS
   ------               -------------            ----------          -----------     -----    ------------   -------------  -------
   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to       TX     Travis County
SERVICES, INC.           TAX LIENS & JUDGMENTS FOUND WITHIN          11-30-01
                               THE UPDATE PERIOD.

   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S & FEDERAL TAX            12-01-00 to       WA      Secretary of
SERVICES, INC.           LIENS FOUND WITHIN THE UPDATE PERIOD.       10-24-01                      State


   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S, FEDERAL/STATE           12-01-00 to       WA      King County
SERVICES, INC.           TAX LIENS & JUDGMENTS FOUND WITHIN          12-03-01
                               THE UPDATE PERIOD.


   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S & FEDERAL TAX            12-01-00 to       WI     Central Index
SERVICES, INC.           LIENS FOUND WITHIN THE UPDATE               10-31-01
                                   PERIOD.

   CORAM
ALTERNATE SITE           NO RECORD OF UCC'S, FEDERAL/STATE           12-01-01 to       WI        Waukesha
SERVICES, INC.           TAX LIENS & JUDGMENTS FOUND WITHIN THE      12-07-01                     County
                                   UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
   CORAM ALTERNATE SITE      NO RECORD OF UCC FILINGS FOUND    12-01-00 to    WV      Secretary of
      SERVICES, INC.         WITHIN THE UPDATE PERIOD. SEE       12-07-01                State
                             ATTACHED CERTIFICATE. (FILINGS
                          HEREBY ATTACHED WERE RECORDED PRIOR
                                   TO UPDATE PERIOD)

  CORAM ALT ERNATE SITE    Foothill Capital    Blanket lien      Prior to     WV      Secretary of       8/24/98
      SERVICES, INC.       Corporation, as                     search date.              State           0501179
 1125 17th Street,               Agent
      Suite 2100              11111 Santa
   Denver, CO 80202          Monica Blvd.,
                              Suite 1500
                        Los Angeles, CA 90025

   CORAM ALTERNATE SITE    NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    WV        Kanawha
      SERVICES, INC.       TAX LIENS & JUDGMENTS FOUND WITHIN    12-11-01                County
                                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
       CORPORATION           LIENS FOUND WITHIN THE UPDATE       12-03-01
                                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
       CORPORATION         TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                   THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
       CORPORATION           LIENS FOUND WITHIN THE UPDATE       11-07-01                State
                           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    IL      Secretary of
       CORPORATION           LIENS FOUND WITHIN THE UPDATE       12-07-01                State
                                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    IL      Lake County
       CORPORATION         TAX LIENS & JUDGMENTS FOUND WITHIN    10-23-01
                                   THE UPDATE PERIOD.

     CORAM HEALTHCARE     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    AL      Secretary of
      CORPORATION OF       TAX LIENS FOUND WITHIN THE UPDATE     12-03-01                State
         ALABAMA           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    AL     Shelby County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-12-01
         ALABAMA                   THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         ALABAMA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
         ALABAMA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-07-01                State
         ALABAMA           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         FLORIDA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
         FLORIDA                   THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-07-01                State
         FLORIDA           PERIOD. SEE ATTACHED CERTIFICATE.

    CORAM HEALTHCARE        NO RECORD OF UCC'S, FEDERAL TAX    12-01-00 to    FL      Secretary of
      CORPORATION OF       LIENS & JUDGMENTS FOUND WITHIN THE    12-05-01                State
         FLORIDA                     UPDATE PERIOD.             (ucc/jud)
                                                               12-01-00 to
                                                                 11-30-01
                                                                  (jud)

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    FL      Hillsborough
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01                County
         FLORIDA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
       GREATER D.C.                     PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
       GREATER D.C.                THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-07-01                State
       GREATER D.C.        PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    MD      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-05-01                State
       GREATER D.C.

     CORAM HEALTHCARE     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    MD         Howard
      CORPORATION OF       TAX LIENS FOUND WITHIN THE UPDATE     11-30-01                County
       GREATER D.C.                     PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    VA      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-26-01                State
       GREATER D.C.                     PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    VA     Fairfax County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-27-01
       GREATER D.C.                THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
     GREATER NEW YORK                   PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
     GREATER NEW YORK              THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    NY      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-07-01                State
     GREATER NEW YORK      PERIOD. SEE ATTACHED CERTIFICATE.
                          (FILINGS HEREBY PROVIDED WERE FILED
                                    PRIOR TO UPDATE)

     CORAM HEALTHCARE      Foothill Capital    Blanket lien      Prior to     NY      Secretary of       7/20/98
      CORPORATION OF       Corporation, as                     search date               State           154672
     GREATER NEW YORK           Agent,
 1125 17th Street, Suite     11111 Santa
           2100             Monica Blvd.,
     Denver, CO 80202         Suite 1500
                           Los Angeles, CA
                                90025

     CORAM HEALTHCARE      Foothill Capital    Blanket lien      Prior to     NY      Secretary of       8/20/98
      CORPORATION OF       Corporation, as                     search date               State           179889
     GREATER NEW YORK           Agent,
 1125 17th Street, Suite     11111 Santa
           2100             Monica Blvd.,
     Denver, CO 80202         Suite 1500
                           Los Angeles, CA
                                90025

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY     Nassau County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01
     GREATER NEW YORK              THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY        New York
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-28-01                County
     GREATER NEW YORK              THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY        Onondaga
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-07-01                County
     GREATER NEW YORK              THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001    CO     Central Index
   CORPORATION OF IDAHO               LIENS FOUND.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE    11/23/2001    CO     Denver County
   CORPORATION OF IDAHO       TAX LIENS & JUDGMENTS FOUND.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX     11/12/01     DE      Secretary of
   CORPORATION OF IDAHO        LIENS FOUND. SEE ATTACHED                                 State
                                      CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         INDIANA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
         INDIANA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
         INDIANA           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    IN      Secretary of
      CORPORATION OF         WITHIN THE UPDATE PERIOD. SEE       12-06-01                State
         INDIANA                 ATTACHED CERTIFICATE.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    IN      Lake County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01
         INDIANA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         KENTUCKY                       PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
         KENTUCKY                  THE UPDATE PERIOD.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    KY      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-06-01                State
         KENTUCKY

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    OH      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         11-30-01                State
         KENTUCKY


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    OH        Hamilton
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
         KENTUCKY                  THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
      MASSACHUSETTS                     PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
      MASSACHUSETTS                THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
      MASSACHUSETTS        PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    MA      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-07-01                State
      MASSACHUSETTS


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF STATE TAX LIENS FOUND  12-01-00 to    MA      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-07-01                State
      MASSACHUSETTS

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    MA       Hopkinton
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-10-01                 Town
      MASSACHUSETTS

     CORAM HEALTHCARE     NO RECORD OF JUDGMENTS FOUND WITHIN  12-01-00 to    MA       Middlesex
      CORPORATION OF               THE UPDATE PERIOD.            12-07-01                County
      MASSACHUSETTS                                                                  (Registry and
                                                                                        Superior
                                                                                         Court)

     CORAM HEALTHCARE        NO RECORD OF FEDERAL TAX LIENS    12-01-00 to    MA      USDC-Boston
      CORPORATION OF        FOUND WITHIN THE UPDATE PERIOD.      12-07-01
      MASSACHUSETTS

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    RI      Secretary of
      CORPORATION OF           WITHIN THE UPDATE PERIOD.         12-07-01                State
      MASSACHUSETTS


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE     NO RECORD OF JUDGMENTS FOUND WITHIN  12-01-00 to    RI      Kent County
      CORPORATION OF               THE UPDATE PERIOD.            12-10-01
      MASSACHUSETTS

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    RI      Warwick Town
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-07-01
      MASSACHUSETTS                THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
         MICHIGAN                       PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
        MICHIGAN                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
         MICHIGAN          PERIOD. SEE ATTACHED CERTIFICATE.


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                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    MI      Secretary of
      CORPORATION OF       TAX LIENS FOUND WITHIN THE UPDATE     11-30-01                State
         MICHIGAN                       PERIOD.

     CORAM HEALTHCARE     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    MI     Ingham County
      CORPORATION OF       TAX LIENS FOUND WITHIN THE UPDATE     12-06-01
         MICHIGAN                       PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
       MISSISSIPPI                      PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
       MISSISSIPPI                 THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
       MISSISSIPPI         PERIOD. SEE ATTACHED CERTIFICATE.


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                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    MS      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-10-01                State
       MISSISSIPPI                      PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    MS      Hinds County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01            (1st District)
       MISSISSIPPI                 THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    MS      Hinds County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01            (2nd District)
       MISSISSIPPI                 THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
          NEVADA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
          NEVADA                   THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-07-01                State
         NEVA DA           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    NV      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-06-01                State
          NEVADA                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NV      Clark County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    07-10-01
          NEVADA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NV         Washoe
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-10-01                County
          NEVADA                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
    CORPORATION OF NEW       LIENS FOUND WITHIN THE UPDATE       12-03-01
           YORK                         PERIOD.


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                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
    CORPORATION OF NEW     TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
           YORK                    THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    NY      Secretary of
    CORPORATION OF NEW       LIENS FOUND WITHIN THE UPDATE       12-07-01                State
           YORK            PERIOD. SEE ATTACHED CERTIFICATE.
                          (FILINGS HEREBY PROVIDED WERE FILED
                                    PRIOR TO UPDATE)

     CORAM HEALTHCARE      Foothill Capital    Blanket lien      Prior to     NY      Secretary of       8/20/98
    CORPORATION OF NEW       Corporation,                      search date               State           179890
           YORK               as Agent,
 1125 17th Street, Suite     11111 Santa
           2100             Monica Blvd.,
     Denver, CO 80202         Suite 1500
                           Los Angeles, CA
                                90025

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY     Albany County
    CORPORATION OF NEW     TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
           YORK                    THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    NY      Erie County
    CORPORATION OF NEW     TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01
           YORK                    THE UPDATE PERIOD.


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                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION OF NORTH      LIENS FOUND WITHIN THE UPDATE       12-03-01
          TEXAS                         PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION OF NORTH    TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
          TEXAS                    THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   CORPORATION OF NORTH      LIENS FOUND WITHIN THE UPDATE       11-12-01                State
          TEXAS            PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    TX      Secretary of
   CORPORATION OF NORTH      LIENS FOUND WITHIN THE UPDATE       09-30-01                State
          TEXAS                         PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    TX     Dallas County
   CORPORATION OF NORTH    TAX LIENS & JUDGMENTS FOUND WITHIN    12-03-01
          TEXAS                    THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA      Secretary of
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-05-01                State
   NORTHERN CALIFORNIA             THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA        Alameda
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
   NORTHERN CALIFORNIA             THE UPDATE PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA       Sacramento
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
   NORTHERN CALIFORNIA             THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
   NORTHERN CALIFORNIA                  PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
      CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
   NORTHERN CALIFORNIA             THE UPDATE PERIOD.


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                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                                  SEARCH                              ORIGINAL FILE
                                                                 THROUGH                                DATE AND       RELATED
          DEBTOR            SECURED PARTY       COLLATERAL         DATE      STATE    JURISDICTION       NUMBER        FILINGS
   --------------------   -----------------------------------  -----------  -------  --------------   -------------    -------
     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
      CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
   NORTHERN CALIFORNIA     PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION OF RHODE      LIENS FOUND WITHIN THE UPDATE       12-03-01
          ISLAND                        PERIOD.

     CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION OF RHODE    TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
          ISLAND                   THE UPDATE PERIOD.

     CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
  CORPORATION OF RHODE       LIENS FOUND WITHIN THE UPDATE       11-12-01                State
          ISLAND           PERIOD. SEE ATTACHED CERTIFICATE.

     CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    RI      Secretary of
   CORPORATION OF RHODE        WITHIN THE UPDATE PERIOD.         12-07-01                State
          ISLAND


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                             THROUGH                                  DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 CORAM HEALTHCARE     NO RECORD OF JUDGMENTS FOUND WITHIN  12-01-00 to    RI      Kent County
  CORPORATION OF               THE UPDATE PERIOD            12-10-01
   RHODE ISLAND

 CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    RI      Warwick Town
  CORPORATION OF     TAX LIENS & JUDGMENTS FOUND WITHIN    11-07-01
   RHODE ISLAND                THE UPDATE PERIOD.

 CORAM HEALTHCARE     ONE (1) UCC FILING FOUND; NO RECORD   12/03/2001    CO     Central Index
  CORPORATION OF        OF FEDERAL TAX LIENS FOUND.
  SOUTH CAROLINA

 CORAM HEALTHCARE      Foothill Capital    Blanket lien     12/03/2001    CO     Central Index      08/21/1998
  CORPORATION OF         Corporation,                                                              #19982053943
  SOUTH CAROLNA           as Agent
 1125 17TH Street,      11111 Santa
   Suite 2100             Monica Blvd.,
 Denver, CO 80202         Suite 1500
                       Los Angeles, CA
                            90025

CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE     12/04/01     CO     Denver County
  CORPORATION OF        TAX LIENS & JUDGMENTS FOUND.
 SOUTH CAROLINA

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                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                              SEARCH                               ORIGINAL FILE
                                                             THROUGH                                  DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX     11/12/01      DE      Secretary of
  CORPORATION OF            LIENS FOUND. SEE ATTACHED                                  State
  SOUTH CAROLINA                   CERTIFICATE.

 CORAM HEALTHCARE         THREE (3) UCC FILINGS FOUND.       11/21/2001    SC      Secretary of
  CORPORATION OF                                                                       State
  SOUTH CAROLINA

 CORAM HEALTHCARE      Foothill Capital    Blanket lien      11/21/2001    SC      Secretary of      08/21/1998
  CORPORATION OF         Corporation,                                                 State           #980829-
SOUTH CAROLINA, INC.       as Agent                                                                   140321A
 1125 17TH Street,       11111 Santa
   Suite 2100           Monica Blvd.,
 Denver, CO 80202        Suite 1500
                       Los Angeles, CA
                            90025

 CORAM HEALTHCARE      Foothill Capital   Blanket lien with  11/21/2001    SC      Secretary of     08/21/1998     Partial Rel
  CORPORATION OF         Corporation,     a partial release                            State          #980821-       12-10-98
  SOUTH CAROLINA           as Agent       of all inventory                                            140348A
 1125 17TH Street,       11111 Santa     of medical, office
    Suite 2100          Monica Blvd.,    and other supplies,
 Denver, CO 80202        Suite 1500       equipment, tools,
                       Los Angeles, CA   contracts, licenses,
                            90025         files, documents,
                                         computer programs,
                                          personnel records,
                                           patient charts
                                             and records.

 CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE     11/29/2001    SC       Charleston
  CORPORATION OF         TAX LIENS & JUDGMENTS FOUND.                                 County
  SOUTH CAROLINA

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                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                             THROUGH                                  DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA      Secretary of
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-05-01                State
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA      Los Angeles
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-27-01                County
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA     Orange County
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-20-01
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA     San Bernardino
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    11-20-01                County
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CA     Santa Barbara
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       12-03-01
SOUTHERN CALIFORNIA                  PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
SOUTHERN CALIFORNIA             THE UPDATE PERIOD.

  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
SOUTHERN CALIFORNIA     PERIOD. SEE ATTACHED CERTIFICATE.

  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION OF             LIENS FOUND WITHIN THE          12-03-01
  SOUTHERN FLORIDA                UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
  SOUTHERN FLORIDA              THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   CORPORATION OF         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
  SOUTHERN FLORIDA      PERIOD. SEE ATTACHED CERTIFICATE.

  CORAM HEALTHCARE       NO RECORD OF UCC'S, FEDERAL TAX    12-01-00 to    FL      Secretary of
   CORPORATION OF       LIENS & JUDGMENTS FOUND WITHIN THE    12-05-01                State
  SOUTHERN FLORIDA                UPDATE PERIOD.             (ucc/jud)
                                                            12-01-00 to
                                                              11-30-01
                                                               (jud)

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    FL        Broward
   CORPORATION OF       TAX LIENS & JUDGMENTS FOUND WITHIN    10-30-01                County
  SOUTHERN FLORIDA              THE UPDATE PERIOD.

  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
CORPORATION OF UTAH           LIENS FOUND WITHIN THE          12-03-01
                                  UPDATE PERIOD.

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
CORPORATION OF UTAH     TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM HEALTHCARE       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
CORPORATION OF UTAH       LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                        PERIOD. SEE ATTACHED CERTIFICATE.

  CORAM HEALTHCARE        NO RECORD OF UCC FILINGS FOUND    12-01-00 to    UT      Secretary of
CORPORATION OF UTAH         WITHIN THE UPDATE PERIOD.         12-03-01                State

  CORAM HEALTHCARE      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    UT       Salt lake
CORPORATION OF UTAH     TAX LIENS & JUDGMENTS FOUND WITHIN    12-06-01                County
                                THE UPDATE PERIOD.

CORAM HEALTHCARE OF      NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   WYOMING, LL.C.             LIENS FOUND WITHIN THE          12-03-01
                                   UPDATE PERIOD.

CORAM HEALTHCARE OF     NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   WYOMING, LL.C.       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
CORAM HEALTHCARE OF      NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   WYOMING, LL.C.         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                        PERIOD. SEE ATTACHED CERTIFICATE.

CORAM HEALTHCARE OF       NO RECORD OF UCC FILINGS FOUND    12-01-00 to    WY      Secretary of
   WYOMING, LL.C.           WITHIN THE UPDATE PERIOD.         12-10-01                State

CORAM HEALTHCARE OF     NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    WY        Natrona
   WYOMING, LL.C.       TAX LIENS & JUDGMENTS FOUND WITHIN    12-07-01                County
                                THE UPDATE PERIOD.

CORAM HEALTHCARE/       NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001     CO     Central Index
  CAROLINA HOME                    LIENS FOUND.
   THERAPEUTICS

CORAM HEALTHCARE/       NO RECORD OF UCC'S, FEDERAL/STATE     12/04/01     CO     Denver County
  CAROLINA HOME            TAX LIENS & JUDGMENTS FOUND.
   THERAPEUTICS

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
CORAM HEALTHCARE/        NO RECORD OF UCC FILINGS FOUND.     11/21/2001    SC      Secretary of
 CAROLINA HOME                                                                         State
  THERAPEUTICS

CORAM HEALTHCARE/       NO RECORD OF UCC'S, FEDERAL/STATE    11/29/2001    SC       Greenville
 CAROLINA HOME             TAX LIENS & JUDGMENTS FOUND.                               County
  THERAPEUTICS

CORAM HEALTHCARE/       NO RECORD OF UCC'S, FEDERAL/STATE    11/30/2001    SC        Richland
 CAROLINA HOME             TAX LIENS & JUDGMENTS FOUND.                               County
  THERAPEUTICS

CORAM HOMECARE OF       NO RECORD OF UCC'S & FEDERAL TAX     12-11-01      MN      Secretary of
   ILLINOIS, INC.                  LIENS FOUND.                                       State

CORAM HOMECARE OF       NO RECORD OF UCC'S, FEDERAL TAX     12-01-00 to    CO     Central Index
  MINNESOTA, INC.           LIENS FOUND WITHIN THE            12-03-01
                                UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                             SEARCH                               ORIGINAL FILE
                                                             THROUGH                                 DATE AND       RELATED
       DEBTOR          SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
-------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
CORAM HOMECARE OF      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
 MINNESOTA, INC.          TAX LIENS & JUDGMENTS FOUND.       12-04-01

CORAM HOMECARE OF       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
 MINNESOTA, INC.         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                       PERIOD. SEE ATTACHED CERTIFICATE.

CORAM HOMECARE OF     NO RECORD OF UCC'S, FEDERAL & STATE  12-01-00 to    MN     Central Index
 MINNESOTA, INC.       TAX LIENS FOUND WITHIN THE UPDATE     12-03-01
                                    PERIOD.

CORAM HOMECARE OF        NO RECORD OF FEDERAL/STATE TAX    12-01-00 to    MN     Dakota County
 MINNESOTA, INC.       LIENS & JUDGMENTS FOUND WITHIN THE    12-05-01
                                 UPDATE PERIOD.

   CORAM, INC.          NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
                         LIENS FOUND WITHIN THE UPDATE       12-03-01
                                    PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                               SEARCH                               ORIGINAL FILE
                                                               THROUGH                                 DATE AND       RELATED
        DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
---------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
     CORAM, INC.         NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
                         TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                 THE UPDATE PERIOD.

     CORAM, INC.          NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
                           LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                         PERIOD. SEE ATTACHED CERTIFICATE.

  CORAM INDEPENDENT       NO RECORD OF UCC'S & FEDERAL TAX     12-13-01     NY      Secretary of
PRACTICE ASSOCIATION,               LIENS FOUND.                                       State
         INC.

   CORAM PHYSICIAN        NO RECORD OF UCC'S & FEDERAL TAX    12-03-2001    CO     Central Index
    SERVICES, INC.                  LIENS FOUND.

   CORAM PHYSICIAN       NO RECORD OF UCC'S, FEDERAL/STATE    11-23-2001    CO     Denver County
    SERVICES, INC.          TAX LIENS & JUDGMENTS FOUND.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                             SEARCH                               ORIGINAL FILE
                                                             THROUGH                                 DATE AND       RELATED
       DEBTOR          SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
-------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 CORAM PHYSICIAN        NO RECORD OF UCC'S & FEDERAL TAX     11/12/01     DE      Secretary of
  SERVICES, INC.           LIENS FOUND. SEE ATTACHED                                 State
                                  CERTIFICATE.

CORAM PRESCRIPTION      NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001    CO     Central Index
  SERVICES, INC.                  LIENS FOUND.

CORAM PRESCRIPTION     NO RECORD OF UCC'S, FEDERAL/STATE    11/23/2001    CO     Denver County
  SERVICES, INC.          TAX LIENS & JUDGMENTS FOUND.

  CORAM RESOURCE        NO RECORD OF UCC'S & FEDERAL TAX     11-12-01     DE      Secretary of
  NETWORK, INC.                   LIENS FOUND.                                       State

CORAM PRESCRIPTION      NO RECORD OF UCC'S & FEDERAL TAX     11/12/01     DE      Secretary of
  SERVICES, INC.           LIENS FOUND. SEE ATTACHED                                 State
                                  CERTIFICATE.


          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                             SEARCH                               ORIGINAL FILE
                                                             THROUGH                                 DATE AND       RELATED
       DEBTOR          SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
-------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
  CORAM SERVICE         NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   CORPORATION               LIENS FOUND WITHIN THE         12-03-01
                                  UPDATE PERIOD.

  CORAM SERVICE        NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   CORPORATION         TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                               THE UPDATE PERIOD.

  CORAM SERVICE         NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   CORPORATION           LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                       PERIOD. SEE ATTACHED CERTIFICATE.

CTI NETWORK, INC.       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
                             LIENS FOUND WITHIN THE         12-03-01
                                  UPDATE PERIOD.

CTI NETWORK, INC.      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
                       TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                               THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 CTI NETWORK, INC.       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
                          LIENS FOUND WITHIN THE UPDATE      11-12-01                 State
                        PERIOD. SEE ATTACHED CERTIFICATE.

 CURAFLEX HEALTH         NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
   SERVICES, INC.            LIENS FOUND WITHIN THE          12-03-01
                                   UPDATE PERIOD.

  CURAFLEX HEALTH       NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
   SERVICES, INC.       TAX LIENS & JUDGMENTS FOUND WITHIN   12-04-01
                                THE UPDATE PERIOD.

  CURAFLEX HEALTH        NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
   SERVICES, INC.         LIENS FOUND WITHIN THE UPDATE       11-12-01                State
                        PERIOD. SEE ATTACHED CERTIFICATE.

 FAIRAX HEMATOLOGY-      NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001    CO     Central Index
ONCOLOGY ASSOCIATES,               LIENS FOUND.
        INC.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001


                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
      DEBTOR            SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
 FAIRAX HEMATOLOGY-     NO RECORD OF UCC'S, FEDERAL/STATE    11/23/2001    CO     Denver County
ONCOLOGY ASSOCIATES,       TAX LIENS & JUDGMENTS FOUND.
         INC.

 FAIRAX HEMATOLOGY-      NO RECORD OF UCC'S & FEDERAL TAX    11/26/2001    VA      Secretary of
ONCOLOGY ASSOCIATES,               LIENS FOUND.                                       State
        INC.

HEALTHINFUSION, INC.   ONE (1) UCC FILING FOUND; NO RECORD   12/03/2001    CO     Central Index
                           OF FEDERAL TAX LIENS FOUND.

HEALTHINFUSION, INC     Foothill Capital    Blanket lien      12/03/01     CO     Central Index     08/21/1998
 1125 17TH Street,        Corporation,                                                             #19982053960
     Suite 2100             as Agent
 Denver, CO 80202          11111 Santa
                          Monica Blvd.,
                           Suite 1500
                        Los Angeles, CA
                             90025

HEALTHINFUSION, INC.    NO RECORD OF UCC'S, FEDERAL/STATE     12/04/01     CO     Denver County
                           TAX LIENS & JUDGMENTS FOUND.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                              SEARCH                               ORIGINAL FILE
                                                              THROUGH                                 DATE AND       RELATED
       DEBTOR           SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
--------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
HEALTHINFUSION, INC.   THREE (3) UCC FILINGS FOUND UNDER A    12-05-01     FL      Secretary of
                        SIMILAR NAME; NO RECORD OF FEDERAL   (ucc/jud)                State
                           TAX LIENS & JUDGMENTS FOUND.       11-30-01
                                                               (jud)

  HEALTH INFUSION         Ikon Office    Specific equipment   12-05-01     FL      Secretary of      04/08/1997
1905 NW 82nd Avenue        Solutions                         (ucc/jud)                State        #970000073233
  Miami, FL 33126          4780 NOBT                          11-30-01
                       Orlando, FL 32810                       (jud)

  HEALTH INFUSION         Ikon Office    Specific equipment   12-05-01     FL      Secretary of      04/08/1997
1905 NW 82nd Avenue        Solutions                         (ucc/jud)                State        #970000073235
  Miami, FL 33126          4780 NOBT                          11-30-01
                       Orlando, FL 32810                       (jud)

  HEALTH INFUSION         Ikon Office    Specific equipment   12-05-01     FL      Secretary of      04/08/1997
1905 NW 82nd Avenue        Solutions                         (ucc/jud)               State         #970000073237
  Miami, FL 33126          4780 NOBT                          11-30-01
                       Orlando, FL 32810                       (jud)

   H.M.S.S., INC.        NO RECORD OF UCC'S & FEDERAL TAX    12/03/2001    CO     Central Index
                                   LIENS FOUND.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                               SEARCH                               ORIGINAL FILE
                                                               THROUGH                                 DATE AND       RELATED
       DEBTOR            SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
---------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
    H.M.S.S., INC.       NO RECORD OF UCC'S, FEDERAL/STATE     12/04/01     CO     Denver County
                            TAX LIENS & JUDGMENTS FOUND.

    H.M.S.S., INC.        NO RECORD OF UCC'S & FEDERAL TAX     11/12/01     DE      Secretary of
                             LIENS FOUND. SEE ATTACHED                                 State
                                    CERTIFICATE.

HOME CARE HAWAII, LLP     NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
                              LIENS FOUND WITHIN THE          12-03-01
                                  UPDATE PERIOD.

HOME CARE HAWAII, LLP    NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
                         TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                                 THE UPDATE PERIOD.

HOME CARE HAWAII, LLP    NO RECORD OF UCC'S, FEDERAL/STATE   12/01/00 to    HI      Secretary of
                         TAX LIENS & JUDGMENTS FOUND WITHIN    12-05-01                State
                                 THE UPDATE PERIOD.

          SEARCH RESULTS RE: CORAM ALTERNATE SITE SERVICES, INC., et al.
                           CLIENT REF NO: 014951.0238
                            SEARCH OF DECEMBER, 2001

                                                            SEARCH                               ORIGINAL FILE
                                                            THROUGH                                 DATE AND       RELATED
      DEBTOR          SECURED PARTY          COLLATERAL      DATE       STATE    JURISDICTION        NUMBER        FILINGS
------------------   -----------------------------------  -----------  -------  --------------   -------------   -----------
T2 MEDICAL, INC.       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    CO     Central Index
                            LIENS FOUND WITHIN THE         12-03-01
                                UPDATE PERIOD.

T2 MEDICAL, INC.      NO RECORD OF UCC'S, FEDERAL/STATE   12-01-00 to    CO     Denver County
                      TAX LIENS & JUDGMENTS FOUND WITHIN    12-04-01
                              THE UPDATE PERIOD.

T2 MEDICAL, INC.       NO RECORD OF UCC'S & FEDERAL TAX   12-01-00 to    DE      Secretary of
                          LIENS FOUND. SEE ATTACHED         11-12-01                State
                                 CERTIFICATE.

                                                              Exchange Agreement


                                 SCHEDULE 5.2(f)

                             PERMITTED INDEBTEDNESS

Notes Payable:

   Accreditation Commission for
   Health Care, Inc.                                                  $       185,534

   Cognitive Design Associates                                                130,000

   Coram International Holdings, Ltd.
   ($833,000 Principal Note)                                                1,092,022   D

   Health Home Care Ministry, Inc.                                             50,000   A, B

                                                                      ---------------
                                                                      $     1,482,556
                                                                      ===============

Earnouts Payable (Curaflex Health Services, Inc. Guarantee):

   TBOB Enterprises, Inc.                                             $     1,453,093   C
                                                                      ===============

Capital Lease Obligations:

   NTFC - Phone Equipment - Lansing, MI                               $        12,936   A
   NTFC - Phone Equipment - Plainview, NY                                      11,578   A

                                                                      ---------------
                                                                      $        24,514
                                                                      ===============



A. Payments during December 2001 may reduce this balance.

B. Promissory note reflects 100% of Wisconsin I.V. Affiliates Partnership's liability.

C. Base earnout of $1,268,000 plus interest for period March 15, 2001 to December 21, 2001 of $185,093.

D. The note payable is an intercompany obligation between Coram, Inc. and Coram International Holdings, Ltd.

                                    Exhibit A

                           Amended and Restated Bylaws

                                   CORAM, INC.

                                     BYLAWS
                   (AMENDED AND RESTATED ON DECEMBER 31, 2001)

                                    ARTICLE 1
                                     OFFICES

                  Section 1.1 Registered Office. The Corporation shall maintain in the State of Delaware a registered office that may, but need not be, the same as its place of business, and a registered agent whose business office is identical with such registered office.

                  Section 1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the business of the Corporation may require.

                                    ARTICLE 2
                                      STOCK

                  Section 2.1 Form of Stock Certificates. Stock shall be represented by certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the rights, powers, designations, preferences and other relative rights of each class of stock or each series of each class of stock shall be set forth in full or summarized on the face or back of the certificates; provided, that except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirement, there may be set forth on the face or back of the certificates a statement that the Corporation will furnish without charge to each stockholder who so requests the rights, powers, designations, preferences and other relative rights of each class of stock or each series of each class of stock.

                  Section 2.1.1 Signing of Certificates. Certificates representing stock of the Corporation shall be signed by the appropriate officers and may be sealed with the seal or a facsimile of the seal of the Corporation.

                  Section 2.1.2 Identification of Stockholders. The name and address of each stockholder, the number and class of stock held and the date on which the stock was issued shall be entered on the books of the Corporation. The person in whose name stock stands on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

                  Section 2.2 Lost, Stolen or Destroyed Certificates. If a certificate representing stock has been lost, stolen or destroyed, the Board of Directors may in its discretion, except as may be required by law, direct that a new certificate be issued upon satisfaction of any conditions or requirements it may impose.

                  Section 2.3 Transfers of Stock. Transfers of stock of the Corporation shall be recorded on the books of the Corporation.

                                    ARTICLE 3
                                  STOCKHOLDERS

                  Section 3.1 Annual Meeting. Subject to Section 3.11, the annual meeting of the stockholders for the election of directors and the transaction of any other proper business shall be held at such date and time as the Board of Directors shall determine.

                  Section 3.2 Special Meetings. Subject to Section 3.11, a special meeting of the stockholders may be called by the Chairman of the Board or the President, or by the Board of Directors or by the stockholders of the Corporation holding at least fifty percent (50%) of the combined voting power of the then outstanding shares of the Corporation's stock entitled to vote at such meeting (voting as a single class).

                  Section 3.3 Place of Meeting. The Board of Directors may designate any place as the place of meeting for any annual or special meeting of the stockholders. In the absence of such designation, the place of meeting shall be the principal place of business of the Corporation.

                  Section 3.4 Notice of Meetings. For all meetings of stockholders, a written notice of the meeting shall be delivered to each stockholder of record entitled to vote at such meeting, which notice shall state the place, date and hour of meeting. For all special meetings and when and as otherwise required by law, the notice shall state the purpose or purposes of the meeting. The notice of the meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice shall be deemed to have been delivered when sent by registered mail or by confirmed telex or telecopy, directed to the stockholder at his or her address as it appears in the records of the Corporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken and the adjournment is for not more than thirty (30) days, unless otherwise required by law.

                  Section 3.5 Quorum. The holders of a majority of the outstanding stock of the Corporation entitled to vote on a matter, present in person or represented by proxy, shall be necessary to constitute a quorum for consideration of such matter at any meeting of the stockholders unless a greater or lesser number is required by the Certificate of Incorporation. At any adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting, unless otherwise required by law. Withdrawal of stockholders from any meeting shall not cause failure of a duly constituted quorum at a meeting, unless otherwise required by law. If a quorum shall fail to attend any meeting, the Chairman of the meeting or the holders of a majority of the shares of the stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place and time.

                  Section 3.6 Manner of Acting. The affirmative vote of a majority of the stock represented at a meeting and entitled to vote on a matter at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number or voting by class is required by law or the Certificate of Incorporation. Each stockholder shall have the number of votes for every share of stock entitled to vote which is registered in his name on the record date for the


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meeting as provided by the rights of such shares, except as otherwise provided herein or required by law.

                  Section 3.7 Fixing of Record Date. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the close of business on the day before the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. If a record date is specifically set for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten
(10) days immediately preceding such meeting or such action. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

                  Section 3.8 Proxies. A stockholder may appoint a proxy to vote or otherwise act for him or her by signing an appointment form and delivering it to the person so appointed. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. An appointment of a proxy is revocable by the stockholder unless the appointment form states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power.

                  Section 3.9 Consent of Stockholders in Lieu of Meeting. Subject to Section 3.11, any action required to be taken, or which may be taken, at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  Section 3.10 Notice to Stockholders Not Consenting. Prompt notice of the taking of corporate action without a meeting by less than unanimous consent shall be given in writing to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any Section of the General Corporation Law of the State of Delaware if such action had been voted on by the stockholders at a meeting thereof, the certificate filed under such other Section shall state, in lieu of any statement required by such Section concerning any vote of stockholders, that written consent has been given in accordance with the provisions of said Section and that written notice to non-consenting stockholders has been given as provided in this Bylaw.

                  Section 3.11 Special CHC Board Approval. Prior to the giving of a notice for a stockholders meeting, or the distribution of a stockholders written consent, of the Corporation, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of the Corporation or the rights of any stockholder, director or other person to appoint or remove any of the members of the Board of Directors of the Corporation, (b) the appointment, removal or termination of office of any of the members of the Board of Directors of the Corporation, or
(c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the certificate of incorporation and bylaws of the Corporation or the Amended and Restated Certificate of Designation, such stockholders meeting or stockholders written consent, must be approved in writing by a majority of the independent members of the board of directors of Coram Healthcare Corporation ("CHC") prior to the giving of a notice for such stockholders meeting or the distribution of such stockholders written consent.

                                    ARTICLE 4
                                    DIRECTORS

                  Section 4.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

                  Section 4.2 Number, Tenure and Resignation. The authorized number of directors of the Corporation shall be not less than two (2) nor more than seven (7) (of which the holders of the Preferred Stock of the Corporation shall be entitled to elect (a) two (2) during such time that any shares of the Preferred Stock are outstanding prior to a Triggering Event or (b) four (4) during such time that any shares of the Preferred Stock of the Corporation are outstanding from and after a Triggering Event), and such number may be changed from time to time within such specified limit by a duly adopted resolution of the Board of Directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The directors of the Corporation shall be elected by a plurality vote of the shares of the Corporation's stock represented in person or by proxy at the annual meeting of the stockholders and entitled to vote on the election of directors of the Corporation. Each director shall hold office until the last to occur of the next annual meeting of stockholders or until his successor shall have been elected and qualified, or until his earlier written resignation or removal in the manner hereinafter provided. A director may resign at any time by written notice to the Board, its Chairman, the President or the Secretary. The resignation is effective on the date it bears, or its designated effective date. For purposes of these Bylaws, "Triggering Event" means, at any time (from and after January 1, 2002), the earliest to occur of the following:

                           (i) a plan of reorganization for the Corporation and/or CHC is substantially consummated (as defined in 11 U.S.C.
         Section 1101(2));

                           (ii) the giving of a notice for a stockholders meeting (other than a stockholders meeting of CHC called by Daniel Crowley, in his capacity as the Chairman of the Board and/or as the Chief Executive Officer of CHC), or the distribution of a stockholders written consent, of either the Corporation or CHC (provided that, with respect to a stockholders meeting or a stockholders written consent of the Corporation, such stockholders meeting or stockholders written consent has been approved in writing by a majority of the independent members of the board of directors of CHC prior to the giving of a notice for such stockholders meeting or the distribution of such stockholders written consent), in which it would be proposed to approve or be approved (a) any change in the identity of the members of the board of directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC, or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the certificate of incorporation or bylaws of the Corporation or CHC or the Amended and Restated Certificate of Designation;

                           (iii) the giving of a notice for a meeting of the board of directors (other than a board of directors meeting of CHC called by Daniel Crowley, in his capacity as the Chairman of the Board and/or as the Chief Executive Officer of CHC), or the distribution of a written consent of the board of directors, of either the Corporation or CHC (provided, that, with respect to a board of directors meeting or a board of directors written consent of the Corporation, such board of directors meeting or board of directors written consent has been approved in writing by a majority of the independent members of the board of directors of CHC prior to the giving of a notice for such board of directors meeting or the distribution of such board of directors written consent), in which it would be proposed to approve or be approved (a) any change in the identity of the members of the board of directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the certificate of incorporation or bylaws of the Corporation or CHC or the Amended and Restated Certificate of Designation; and

                           (iv) entry of an order of a court of competent jurisdiction (other than an order resulting from a motion of Cerberus, Foothill, Goldman or any of their Affiliates) compelling a stockholders meeting or a board of directors meeting of the Corporation or CHC, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the board of directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the certificate of incorporation or the bylaws of the Corporation or CHC or the Amended and Restated Certificate of Designation.

                  Section 4.3 Quorum and Manner of Acting. A majority of the Board of Directors (so long as such majority includes two (2) or more of the directors elected by the holders of the shares of Preferred Stock of the Corporation during such time that any shares of the Preferred Stock are outstanding from and after a Triggering Event) shall be necessary to constitute a quorum for the transaction of business at any meeting of the Board of Directors. If a quorum shall fail to attend any meeting, the Chairman of the meeting or a majority of the directors who are present at the meeting may adjourn the meeting to another place and time.

                  Section 4.4 Manner of Acting. The act of a majority of the directors shall be the act of the Board of Directors, unless the act of a greater number is required by law or these Bylaws.

                  Section 4.5 Vacancies. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or at a special meeting of stockholders called for that purpose. The Board of Directors may appoint a director to fill a vacancy at any regular or special meeting of the Board of Directors to hold office until a meeting of stockholders is held. A director elected by the stockholders to fill a vacancy shall hold office for the balance of the term for which he or she was elected.

                  Section 4.6 Removal of Directors. One or more of the directors may be removed, with or without cause, at a meeting of stockholders, by the affirmative vote of the holders of a majority of the outstanding stock then entitled to vote at an election of directors. No director shall be removed at a meeting of stockholders unless the notice of such meeting shall state that a purpose of the meeting is to vote upon the removal of one or more directors named in the notice. Only the named director or directors may be removed at such meeting.

                  Section 4.7 Regular Meetings. Subject to Section 4.14, a regular meeting of the Board of Directors shall be held without other notice than this Bylaw, immediately after, and, at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the place, date and hour for the holding of additional regular meetings of the Board of Directors, without other notice than such resolution.

                  Section 4.8 Special Meetings. Subject to Section 4.14, special meetings of the Board of Directors may be called by or at the request of the President or a majority of the directors.

                  Section 4.9 Notice. Notice of any special meeting shall be given to each director at least ten (10) days prior to the meeting by written notice directed to each director at his or her place of business. Such notice shall be deemed to have been delivered when sent by registered mail, or by confirmed telex or telecopy, to each director at his or her business address. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 4.10 Committees. A majority of the directors by resolution may designate one or more committees, with any lawfully delegable power and authority, and appoint members of the Board to serve on the committee or committees. Each committee shall have one or more members, who serve at the pleasure of the Board. Each Committee may determine the procedural rules for meeting and conducting business and shall act in accord therewith, except as otherwise provided herein or by law.

                  Section 4.11 Consent in Lieu of Meeting. Subject to Section 4.14, any action required by the General Corporation law of the State of Delaware to be taken at a meeting of the Board of Directors or any other action which may be taken at a meeting of the Board or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof, or by all members of such committee, as the case may be, entitled to vote with respect thereto.

                  Section 4.12 Meeting by Conference Telephone. Members of the Board of Directors or any committee designated by such Board may participate in and act at any meeting of the Board or committee by means of conference telephone or other similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant hereto shall constitute presence in person at such meeting.

                  Section 4.13 Compensation. The Board of Directors, by the affirmative vote of a majority of the directors then in office shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

                  Section 4.14. Special CHC Board Approval. Prior to the giving of a notice for a Board of Directors meeting, or the distribution of a Board of Directors written consent, of the Corporation, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of the Corporation or the rights of any stockholder, director or other person to appoint or remove any of the members of the Board of Directors of the Corporation, (b) the appointment, removal or termination of office of any of the members of the Board of Directors of the Corporation, or
(c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the certificate of incorporation or the bylaws of the Corporation or the Amended and Restated Certificate of Designation, such Board of Directors meeting or Board of Directors written consent, must be approved in writing by a majority of the independent members of the board of directors of CHC prior to the giving of a notice for such Board of Directors meeting or the distribution of such Board of Directors written consent.

                  Section 4.15. Amended and Restated Certificate of Designation. The Corporation filed a Certificate of Designation for Series A Preferred Stock with the Delaware Secretary of State on December 29, 2000, which has been amended by the Certificate of Amendment of Certificate of Designation filed with the Delaware Secretary of State on December 31, 2001 (the "Amended and Restated Certificate of Designation"). To the extent that these Bylaws conflict in any manner with Section 5 of the Amended and Restated Certificate of Designation,
Section 5 of the Amended and Restated Certificate of Designation shall govern and prevail.

                                    ARTICLE 5
                                    OFFICERS

                  Section 5.1 Number. The officers of the Corporation may be a Chairman of the Board, President, one or more Vice Presidents, which may be Executive Vice Presidents, Senior Vice Presidents or Vice Presidents, a Secretary, a Chief Financial Officer, a Treasurer, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be elected in accordance with the provisions of this Article 5.

                  Section 5.2 Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders, unless the authority to elect any officers is delegated herein. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as reasonably practicable. Subject to the provisions set forth in this Article 5, each officer shall hold office until the last to occur of the next annual meeting of the Board of Directors or until his successor is duly elected and has qualified. Election of an officer shall not, of itself, create contract rights.

                  Section 5.3 Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                  Section 5.4 Vacancies; New Offices. A vacancy occurring in any office may be filled and new offices may be created and filled, at any time, by the Board of Directors.

                  Section 5.5 Chairman of the Board. The Board of Directors may, from time to time, appoint a Chairman, who shall preside at all meetings of the stockholders and of the Board of Directors.

                  Section 5.6 President. The President shall be the chief executive officer of the Corporation. He or she shall be in charge of the day to day business and affairs of the Corporation, subject to the direction and control of the Board of Directors. In the absence of the Chairman of the Board, he or she shall preside at all meetings of the Board of Directors. He or she shall have the power to appoint such agents and employees as in his or her judgment may be necessary or proper for the transaction of the business of the Corporation. He or she may sign, on behalf of the Corporation, stock certificates, deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed. He or she may vote on behalf of the Corporation, by proxy or otherwise, all securities which the Corporation is entitled to vote, and, in general, shall perform all duties incident to the office of President and such other duties as from time to time may be prescribed by the Board of Directors. The President shall exercise the authority of the Board of Directors to elect a Treasurer and one or more Vice Presidents, except that the President shall not exercise the authority of the Board of Directors to elect any Executive Vice President or Senior Vice President.

                  Section 5.7 Vice President(s). The Vice President, or in the event more than one Vice President is elected, each of the Vice Presidents (whether an Executive Vice President, Senior Vice President or Vice President), shall assist the President in the discharge of his or her duties as the President may direct, and shall perform such other duties as from time to time may be assigned to him or her (or them) by the President or the Board of Directors. In the absence of the President or in the event of his inability or refusal to act, the President's duties shall be performed, and the President's authority shall be exercised, by the following officers in the following order: Executive Vice President, if elected; Senior Vice President, if elected; Vice President, if elected(or if more than one is elected, in the order of their election).

                  Section 5.8 Chief Financial Officer. The Chief Financial Officer shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors; have charge of and be responsible for the maintenance of adequate books of account for the Corporation; and, in general perform all duties incident to the office of Chief Financial Officer and such other duties not inconsistent with these Bylaws as from time to time may be assigned to him by the President, or the Board of Directors. The Chief Financial Officer shall exercise the authority of the Board of Directors to elect a Treasurer.

                  Section 5.9 Treasurer. The Treasurer shall assist the Chief Financial Officer in the discharge of his or her duties as the Chief Financial Officer may direct, and shall perform such other duties as from time to time may be assigned to him or her by the Chief Financial Officer, President or the Board of Directors. In the absence of the Chief Financial Officer, or in the event of his inability or refusal to act, the Treasurer shall perform the duties and exercise the authority of the Chief Financial Officer.

                  Section 5.10 Secretary. The Secretary shall keep the minutes of the stockholders' and the Board of Directors' meetings; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the corporate records and for the seal of the Corporation; keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; sign with the President, or other authorized officer, stock certificates of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors, and any contracts, deeds, mortgages, bonds or other instruments which the Board of Directors has authorized to be executed, according to the requirements of the form of the instrument; have general charge of the stock transfer books of the Corporation; and, in general perform all duties incident to the office of Secretary and such other duties not inconsistent with these Bylaws as from time to time may be assigned to him or her by the President or the Board of Directors.

                  Section 5.11 Assistant Treasurers and Assistant Secretaries. The Board of Directors may elect one or more Assistant Treasurers and Assistant Secretaries. In the absence of the Treasurer or Chief Financial Officer, or in the event of his inability or refusal to act, the Assistant Treasurer(s), in the order of their election, shall perform the duties and exercise the authority of the Treasurer or Chief Financial Officer. In the absence of the Secretary, or in the event of his inability or refusal to act, the Assistant Secretary(ies), in the order of their election, shall perform the duties and exercise the authority of the Secretary. The Assistant Treasurer(s) shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Treasurer(s) and Assistant Secretary(ies), in general, shall perform such other duties not inconsistent with these Bylaws as shall be assigned to them by the Treasurer (or Chief Financial Officer) or the Secretary, respectively, or by the President or the Board of Directors.

                  Section 5.12 Compensation. The compensation of the officers shall be fixed from time to time by the Board of Directors. No officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. All compensation shall be reasonable and solely for services rendered to the Corporation.


                                    ARTICLE 6
                                 FISCAL MATTERS

                  Section 6.1 Fiscal Year. The fiscal year of the Corporation shall end on December 31st or on such other date as may be fixed by resolution of the Board of Directors.

                  Section 6.2 Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances.

                  Section 6.3 Loans and Indebtedness. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

                  Section 6.4 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation as the Board of Directors shall from time to time designate.

                  Section 6.5 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other deposits as the Board of Directors may select.

                                    ARTICLE 7
                                     GENERAL

                  Section 7.1 Dividends and Distributions. The Board of Directors, may from time to time declare or otherwise authorize and the Corporation may pay, dividends or other distributions on its outstanding stock in the manner and upon the terms, conditions and limitations provided by law or the Certificate of Incorporation.

                  Section 7.2 Corporate Seal. The Board of Directors may provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                  Section 7.3 Headings. Article or section headings are inserted herein only for convenience of reference and shall not be considered in the construction of any provision hereof.

                  Section 7.4 Amendment. These Bylaws may be amended, suspended or repealed in a manner consistent with law at any regular or special meeting of the Board of Directors by vote of a majority of the entire Board or at any stockholders meeting called and maintained in accordance herewith. Such amendment, suspension or repeal may evidence by resolution or otherwise as the Board may deem appropriate.

                  Section 7.5 Reliance upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account, information, statements or other records of the corporation, including reports made to the corporation by any of its directors, officers, employees or counsel, by an independent certified public accountant, or by an appraiser selected with reasonable care. An action shall not be considered taken in good faith if the director, committee member or officer has knowledge concerning the matter in question that would cause his reliance to be unwarranted.

                                    ARTICLE 8
          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

                  Section 8.1 Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article 8) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter "Expenses"); provided, however, that, except as provided in Section 8.3 of this Article 8, the Corporation shall indemnify any such Agent seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Corporation's Board of Directors. The right to indemnification conferred in this Article 8 shall be a contract right.

                  Section 8.2 Authority to Advance Expenses. Expenses incurred by an officer or director in defending a Proceeding (whether the basis of the Proceeding is an alleged action in an official capacity or in any other capacity while serving as a director or officer, including, without limitation, service to an employee benefit plan) shall be paid by the Corporation `in advance of the final disposition of such Proceeding, provided, however, that such Expenses incurred by a director or officer in his capacity as a director or officer shall be advanced only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 8 or otherwise. Expenses incurred by other Agents of the Corporation may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the Corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

                  Section 8.3 Right of Claimant to Bring Suit. If a claim under
Section 8.1 or 8.2 of this Article 8 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. The burden of proof of such proceeding shall be on the claimant to establish that such claimant is entitled to be indemnified under this Article 8. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption. that claimant has not met the applicable standard of conduct.

                  Section 8.4 Provisions Nonexclusive. The rights conferred on any person by this Article 8 shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding, such office. To the extent that any provision of the Certificate of Incorporation, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

                  Section 8.5 Authority to Insure. The Corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the Corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article 8.

                  Section 8.6 Survival of Rights. The rights provided by this
Article 8 shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                  Section 8.7 Settlement of Claims. The Corporation shall not be liable to indemnify any Agent under this Article 8 (a) for any amounts paid in settlement of any action or claim effected without the Corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

                  Section 8.8 Effect of Amendment. Any amendment, repeal, or modification of this Article 8 shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification. This Section 8.8 shall not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is made in accordance with Article 11 hereof.

                  Section 8.9 Subrogation. In the event of payment under this
Article 8, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

                  Section 8.10 No Duplication of Payments. The Corporation shall not be liable under this Article 8 to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

                                    ARTICLE 9
                                     NOTICES

                  Section 9.1 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent, shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, by sending such notice by Federal Express or similar overnight courier, by sending such notice by prepaid telegram or mailgram or by sending such notice by telecopy or similar facsimile transmission. Any such notice shall be addressed to such stockholder, director, officer, employee, or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails, by overnight courier, by telegram or mailgram, or by telecopy or similar facsimile shall be the time of the giving of the notice.

                  Section 9.2 Waiver of Notice. Whenever any notice whatever is required to be given by law, the Certificate of Incorporation or under the provisions of these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at a meeting, whether of directors, stockholders or any other kind, by the person or persons entitled to such notice shall constitute waiver thereof, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                                    Exhibit B

                 Amended and Restated Certificate of Designation

                            CERTIFICATE OF AMENDMENT
                                       OF
                     CERTIFICATE OF DESIGNATION, PREFERENCES
                    AND RELATIVE, PARTICIPATING, OPTIONAL AND
                     OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                       AND QUALIFICATIONS, LIMITATIONS AND
                              RESTRICTIONS THEREOF
                                       OF
                                   CORAM, INC.

                  THIS AMENDED CERTIFICATE OF DESIGNATION (this "Certificate"), dated December 31, 2001, is being duly executed and filed to amend the Certificate of Designation of Coram, Inc., a Delaware corporation (the "Company"), for the Series A Preferred Stock under Section 242 of the General Corporation Law of the State of Delaware.

                  THE UNDERSIGNED, being duly authorized to execute and file this Certificate does hereby certify as follows:

                  1. The original Certificate of Designation of the Company for the Series A Preferred Stock was filed on December 29, 2000.

                  2. This Certificate is being adopted in accordance with
Section 242 of the General Corporation Law of the State of Delaware.

                  3. The original Certificate of Designation of the Company for the Series A Preferred Stock is hereby amended in its entirety to read as follows:

                  Coram, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that pursuant to the provisions of Section 242 of the Delaware General Corporation Law (the "DGCL"), its Board of Directors, by unanimous written consent, dated December 31, 2001 adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

                  WHEREAS, pursuant to the authority vested in the Board by the DGCL and in accordance with the provisions of its amended and restated Certificate of Incorporation, as filed with the Delaware Secretary of State on December 29, 2000 (the "Certificate of Incorporation"), the Board created a series of preferred stock designated as "Series A Preferred Stock" and fixed the relative rights, preferences, powers, qualifications, limitations and restrictions of such series in a Certificate of Designation, as filed with the Delaware Secretary of State on December 29, 2000 (the "Certificate of Designation"); and

                  WHEREAS, the Board designated 1125 shares of Series A Preferred Stock pursuant to the Certificate of Designation; and

                  WHEREAS, in order to maintain compliance with Stark II in 2000, Coram entered into an Exchange Agreement, dated as of December 29, 2000, with Cerberus Partners. L.P., Foothill Capital Corporation, and Goldman Sachs Credit Partners L.P. (the "Noteholders"), pursuant to which the Noteholders exchanged certain indebtedness under the Series A Notes and the Series B Notes for their pro rata share of 905 shares of Series A Preferred Stock ("December 2000 Exchange Agreement"); and

                  WHEREAS, the Board deems it to be in the best interests of the Company, its creditors, stockholders, employees and other interested parties, to enter into an additional Exchange Agreement, pursuant to which the Noteholders will exchange additional indebtedness under the Series A Notes and the Series B Notes for their pro rata share of up to an additional 1375 shares of Series A Preferred Stock (the "December 2001 Exchange Agreement"); and

                  WHEREAS, in furtherance of the consummation of the December 2001 Exchange Agreement, the Board deems it to be in the best interests of the Company and its creditors, stockholders, employees and other interested parties, to amend the Certificate of Designation in the particulars as set forth in the Certificate of Amendment of the Certificate of Designation of the Company attached hereto as Exhibit A (the "Amended Certificate of Designation"); and

                  WHEREAS, in accordance with Sections 242 of the DGCL, the Board of Directors, declaring such Amended Certificate of Designation advisable, directs that such Amended Certificate of Designation be submitted to the Company's sole voting stockholder for consideration.

                  NOW, THEREFORE, BE IT

                  RESOLVED, that by the authority vested in the Board pursuant to Section 242 of the DGCL and in accordance with the provisions of the Company's Certificate of Incorporation, the Board hereby authorizes and approves the Amended Certificate of Designation; and

                  FURTHER RESOLVED, the Company's officers be, and they hereby are, authorized, empowered and directed to make, execute, deliver and file the Amended Certificate of Designation and any other necessary agreements, documents, instruments, certificates, authorizations and other papers in the name of, for and on behalf of the Company or otherwise, as they shall deem necessary, advisable, appropriate or expedient and to do all such acts and things and take such actions as shall be necessary or advisable to consummate the transactions authorized herein and otherwise to carry out the purpose and intent of the foregoing resolutions or actions contemplated thereby; and

                  FURTHER RESOLVED, that any and all past actions heretofore taken by the Company's officers and directors in the name of and on behalf of the Company in furtherance of any or all of the foregoing resolutions or actions contemplated thereby be, and the same hereby are, ratified, confirmed and approved.

                  4. The Amended Certificate of Designation was duly adopted by the sole voting stockholder of the Company by unanimous written consent dated December 31, 2001 in accordance with Section 242 of the DGCL.

                  IN WITNESS WHEREOF, Coram, Inc. has caused this Certificate to be signed by an appropriate officer on this 31st day of December, 2001.


                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer

                                    EXHIBIT A

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                                   CORAM, INC.

                  The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series A Preferred Stock or the holders thereof are as follows:

                  1. Definitions. For purposes of this Designation, the following definitions shall apply:

                  "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the fair market value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month to end within 60 days prior to such date specified, based on the fair market value of the Company (the "Company Value"), as determined by a nationally reputable appraisal firm or investment banking firm selected by the Company and the holders of the Common Stock (the "Company's Investment Banking Firm"), divided by the number of Fully Diluted Outstanding shares of Common Stock.

                  (i) The Required Holders shall have a period of 15 days after delivery of the Appraised Value to present in writing to the Company's Investment Bank (with a copy to the Company and the holders of the Common Stock) any objections the Required Holders may have to any of the matters set forth therein, which objections shall be set forth in reasonable detail. If no objections are raised within such 15-day period, the Company Value shall be deemed accepted and approved by the Required Holders, on the one hand, and by the Company and the holders of the Common Stock, on the other hand.

                  (ii) If the Required Holders shall raise any objections within such 15-day period, a nationally reputable appraisal firm or investment banking firm selected by the Required Holders (the "Required Holders' Investment Banking Firm") and the Company's Investment Banking Firm shall attempt to resolve the matter or matters in dispute and, if resolved, such firms shall send a joint notice to the Company, the holders of the Common Stock and the Required Holders, stating the manner in which the dispute was resolved, whereupon the confirmed or revised Company Value shall be final and binding on such parties.

                  (iii) If such dispute cannot be resolved by the Company and the holders of the Common Stock, on the one hand, and the Required Holders, on the other hand, nor by such Investment Banking Firms within 30 days after the date of the delivery of the objection by Required Holders, then the specific matters in dispute shall be submitted to a nationally reputable appraisal firm or investment banking firm mutually selected by the Company's Investment Banking Firm and the Required Holders' Investment Banking Firm (the "Mutual Investment Banking Firm"), which Mutual Investment Banking Firm shall make a final and binding determination as to such matter or matters. The Mutual Investment Banking Firm shall send its written determination to the Company, the holders of the Common Stock, the Required Holders, the Company's Investment Banking Firm and the Required Holders' Investment Banking Firm. The Company's Investment Banking Firm shall then send to the Company, the holders of the Common Stock and the Required Holders a confirmation of the Company Value, as determined by the Mutual Investment Banking Firm, and the Required Holders' Investment Banking Firm shall send a letter to the Company, the holders of the Common Stock and the Required Holders confirming that such confirmed or revised Company Value is in accordance with such determination, whereupon the confirmed or revised Company Value shall be binding on such parties.

                  (iv) The parties hereto shall cooperate with each other and each other's authorized representatives and with Mutual Investment Banking Firm in order that any and all matters in dispute shall be resolved as soon as practicable and that a final determination of the Company Value and the Appraised Value shall be made.

                  "Board" shall mean the Board of Directors of the Company.

                  "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions are authorized or obligated by law or executive order to close in the State of New York.

                  "Common Stock" shall mean the Common Stock, $1.00 par value per share, of the Company.

                  "Company" shall mean Coram, Inc., a Delaware corporation.

                  "December 2000 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 29, 2000, by and among the Company and the Persons named therein, as may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "December 2001 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 31, 2001, by and among the Company and the Persons named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "Dividend Rate" shall mean a cumulative compound annual rate of 15%, calculated on a 360 day per year basis, based on the actual number of days elapsed.

                  "Event of Default" shall have the meaning assigned to it in the Exchange Agreements.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such similar Federal statute.

                  "Exchange Agreements" shall mean the December 2000 Exchange Agreement and the December 2001 Exchange Agreement.

                  "Fully Diluted Outstanding" shall mean, with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at such date and all shares of Common Stock issuable upon the exercise or conversion of options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share (other than shares of Common Stock issuable by the Company as a dividend, prior to such issuance).

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Liquidation Preference" shall mean $120,802 per share.

                  "Noteholders" shall have the meaning assigned to it in the Exchange Agreements.

                  "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of more than 50% of the property and assets of the Company, (B) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (C) any merger or consolidation to which the Company is a party and which the holders of the voting securities of the Company immediately prior thereto own less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction, or (D) any Person or group of Persons (as such term is used in Section 13(d) of the Exchange Act), other than the Noteholders, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) securities of the Company representing 50% or more of the voting securities of the Company then outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

                  "Original Issue Date" shall mean the date of the original issuance of shares of Preferred Stock.

                  "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "Preferred Stock" shall refer to shares of Series A Preferred Stock, $0.001 par value per share, of the Company.

                  "Redemption Date" shall mean the date on which any shares of Preferred Stock are redeemed by the Company.

                  "Redemption Price" has the meaning set forth in Section 6(a)(i) of this Certificate of Designation.

                  "Required Holders" shall mean the holders of all of the outstanding shares of Preferred Stock. Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

                  "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange or Nasdaq market, a day on which such exchange or market is open for the transaction of business.

                  "Vote Multiple" has the meaning set forth in Section 5(a) of this Certificate of Designation.

                  2. Designation; Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series A Preferred Stock" and the number of shares of Series A Preferred Stock designated hereby shall be 2500 shares.

                  3. Dividends.

                  (a) So long as any shares of Preferred Stock shall be outstanding, the holders of such Preferred Stock shall be entitled to receive out of any funds legally available therefor, preferential dividends at the Dividend Rate on the Liquidation Preference hereunder, payable quarterly on the last Business Day of each calendar quarter. Such dividends shall be cumulative and begin to accrue from the Original Issue Date, whether or not declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of those dividends.

                  (b) The dividend will be payable (i) prior to the effective date of a Chapter 11 plan of reorganization with respect to the Company, in the form of additional shares of Preferred Stock having a Liquidation Preference equal to such dividend amount, or (ii) following the effective date of a Chapter 11 plan of reorganization with respect to the Company and at the Company's election, in cash or in shares of Common Stock having an Appraised Value equal to such cash dividend payment.

                  (c) So long as any shares of Preferred Stock shall be outstanding, (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on account of any Common Stock until all dividends in respect of the Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of Preferred Stock pursuant to Section 6 have been paid, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof until all dividends in respect of the Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of Preferred Stock pursuant to Section 6 have been paid.

                  (d) Notwithstanding anything to the contrary contained herein, if, on any date, an Event of Default shall have occurred and be continuing, whether or not by reason of the absence of legally available funds therefor, then the Dividend Rate on the shares of Preferred Stock shall be increased to a compound annual rate of 16%, for as long as such Event of Default is continuing.

                  4. Liquidation Rights of Preferred Stock.

                  (a) In the event of any sale, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Company's preferred stock ranking junior to the Preferred Stock with respect to the payment of dividends or distribution of assets on the sale, liquidation, dissolution or winding up of the Company, an amount equal to the Liquidation Preference plus all declared or accrued and unpaid dividends in respect of any sale, liquidation, dissolution or winding up consummated.

                  (b) If upon any sale, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of Preferred Stock, based on the full preferential amounts for the number of shares of Preferred Stock held by each holder.

                  (c) After payment to the holders of Preferred Stock of the amounts set forth in Section 4(a), the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed among the holders of any preferred stock of the Company entitled to a preference over the Common Stock in accordance with the terms thereof and, thereafter, to the holders of Common Stock and Preferred Stock, in proportion to their ownership of such shares.

                  5. Voting Rights. In addition to any voting rights provided by law, the holders of shares of Preferred Stock shall have the following voting rights:

                  (a) Subject to the provisions for dilution hereinafter set forth, so long as any of the Preferred Stock is outstanding, each share of Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Company. The number of votes which a holder of Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple," which, as of the Original Issue Date, will be equal to one per each share of Preferred Stock. In the event the Corporation shall at any time after Original Issue Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, or issue additional shares of Common Stock at a purchase price which is less than the Appraised Value of such shares on the date of issuance, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Preferred Stock shall be entitled after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock and Preferred Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock and Preferred Stock that were outstanding immediately prior to such event.

                  (b) The unanimous affirmative vote of all of the shares of Preferred Stock, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to:

                  (i) authorize, adopt or approve an amendment to the Certificate of Incorporation or By-laws of the Company, including, without limitation, (A) to increase the size of the Board, (B) reduce the stated value or Liquidation Preference of, or Dividend Rate on, the Preferred Stock, (C) change the place or currency of payment of stated value or Liquidation Preference of, or Dividend Rate on, the Preferred Stock (D) impair the right to institute suit for the enforcement of any payment on or with respect to the Preferred Stock, or (E) reduce the percentage of outstanding shares of Preferred Stock necessary to modify or amend the terms hereof or to grant waivers;

                  (ii) issue any shares of the capital stock of the Company ranking senior to, or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Preferred Stock, or issue any securities convertible into or exchangeable for such shares, except shares of Common Stock; or

                  (iii) take any action which would result in an Organic Change.

                  (c) The holders of shares of Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect four directors of the Company; provided, however, that if the holders of shares of Preferred Stock do not elect any directors to the Board of Directors, then each holder shall have the right to appoint an observer to the Board of Directors.

                  (d) If, on any date, an Event of Default shall have occurred and be continuing, whether or not by reason of the absence of legally available funds therefor, then the holders of shares of Preferred Stock shall have, in addition to their other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect two additional directors of the Company in accordance with this Section 5.

                  (e) The foregoing rights of holders of shares of Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or pursuant to any written consent of stockholders.

                  (i) If (A) the annual meeting of stockholders of the Company is not, for any reason, held within the time fixed in the by-laws of the Company, or (B) vacancies shall exist in the offices of directors elected by the holders of Preferred Stock, or (C) the holders of the Preferred Stock have the right to elect additional directors pursuant to Section 5(d) above, a proper officer of the Company, upon the written request of the holders of record of at least ten percent (10%) of the shares of Preferred Stock then outstanding, addressed to the Secretary of the Company, shall call a special meeting in lieu of the annual meeting of stockholders or a special meeting of the holders of Preferred Stock, for the purpose of electing or, if necessary, removing directors. Any such meeting shall be held at the earliest practicable date at the place for the holding of the annual meetings of stockholders. If such meeting shall not be called by the proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty
         (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of record of at least ten percent (10%) of the outstanding shares of Preferred Stock may designate in writing one of their member to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Preferred Stock so designated shall have access to the lists of stockholders to be called pursuant to the provisions hereof.

                  (f) Any vacancy occurring in the office of director elected by the holders of Preferred Stock or any additional director to be elected pursuant to Section 5(d) above may be filled by the remaining director(s) elected by the holders of Preferred Stock unless and until such vacancy shall be filled by the holders of Preferred Stock. The term of office of the directors elected by the holders of Preferred Stock shall terminate upon the election of their successors at any meeting of the holders of the shares of Preferred Stock held for the purpose of electing directors.

                  (g) The directors elected by the holders of shares of Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Preferred Stock. A special meeting of the holders of shares of Preferred Stock may be called in accordance with the procedures set forth in Section 5(e) above.

                  6. Redemption of Preferred Stock.

                  (a) The Company may, at any time, redeem, and the holders of the outstanding Preferred Stock shall sell to the Company, at the redemption price equal to the sum of the Liquidation Preference per share plus an amount equal to all accrued and unpaid dividends per share (the "Redemption Price"), all or a portion of the outstanding Preferred Stock.

                  (b) (i) At least thirty (30) days prior to the date fixed for the redemption of the Preferred Stock, written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Preferred Stock at its post office address last shown on the records of the Company. The Redemption Notice shall state:

                           (1) the number of shares of Preferred Stock held by
the holder that the Company intends to redeem;

                           (2) the date fixed for redemption and the Redemption
Price; and

                           (3) that the holder is to surrender to the Company,
in the manner and at the place designated, its certificate or certificates representing the shares of Preferred Stock to be redeemed.

                  (ii) On or before the Redemption Date, each holder of Preferred Stock shall surrender the certificate or certificates representing such shares of Preferred Stock to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable in cash on the Redemption Date to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) Dividends on the Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such shares redeemed shall cease to have any further rights with respect thereto on the Redemption Date.

                  (d) If, at the time of any redemption pursuant to this Section 6, the funds of the Company legally available for redemption of Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed. At any time thereafter when additional funds of the Company become legally available for the redemption of Preferred Stock, such funds shall immediately be used to redeem the balance of the shares of Preferred Stock which the Company has become obligated to redeem pursuant to this subparagraph, but which it has not redeemed.

                  (e) The Company may not otherwise redeem or repurchase the Preferred Stock.

                  7. Certain Covenants. Any registered holder of Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  8. No Reissuance of Preferred Stock. No Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

                  9. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 1675 Broadway, Suite 900, Denver, CO 80202 or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Preferred Stock at their addresses appearing on the books of the Company.

                                    Exhibit C

                            Opinion of Reed Smith LLP

                            [REED SMITH LETTERHEAD]


December 31, 2001


Goldman Sachs Credit Partners L.P.
85 Broad Street, 6th Floor
New York, New York  10004

Foothill Capital Corporation
2450 Colorado Avenue
Santa Monica, California  90404

Cerberus Partners L.P.
450 Park Avenue, 28th Floor
New York, New York  10022

         Re:      Coram, Inc.


Ladies and Gentlemen:

We have acted as counsel for Coram, Inc., a Delaware corporation (the "Company"), in connection with the transactions contemplated by the Exchange Agreement, dated as of December 31, 2001 (the "Exchange Agreement"), by and among the Company, Goldman Sachs Credit Partners L.P., a Bermuda limited partnership ("Goldman"), Foothill Capital Corporation, a California corporation ("Foothill"), and Cerberus Partners L.P., a New York limited partnership ("Cerberus") (each of Goldman, Foothill and Cerberus a "Holder" and, collectively, the "Holders").

Capitalized terms used but not defined herein shall have, unless the context otherwise requires, the respective meanings assigned to them in the Exchange Agreement.

For purposes of this opinion, we have examined, among other things, the following documents, each dated as of the date hereof, unless otherwise specified:

         (i) executed counterparts of the Exchange Agreement;

December 31, 2001                                                 REED SMITH LLP
Page 2


         (ii) the Certificate of Amendment of Certificate of Designation of the Company filed with the Secretary of State of the State of Delaware on December 31, 2001;

         (iii) executed counterparts of the Stockholder Agreement, dated as of December 29, 2000, by and among the Company and Foothill, Cerberus and Goldman Sachs & Co., a New York limited partnership, and of Amendment No. 1 thereto, dated as of December 31, 2001 (such Stockholder Agreement, as so amended, the "Stockholder Agreement");

         (iv) executed counterparts of the Amendment No. 5 to the Securities Exchange Agreement, dated as of December 31, 2001, by and among the Company, Coram Healthcare Corporation and the Holders; and

         (v) executed counterparts of the Amended and Restated Series A Senior Subordinated Notes and the Amended and Restated Series B Senior Subordinated Convertible Notes, dated as of December 31, 2001 (collectively, the "December 2001 Notes"), in favor of the Holders; and

         (vi) copies certified as true and correct by an officer of the Company of the Certificate of Amendment and Restatement of Certificate of Incorporation and the bylaws of the Company, as amended as of the date hereof (collectively, the "Charter Documents");

         (vii) certificate of the Secretary of State of the State of Delaware attesting to, as of December 5, 2001, the legal existence and the good standing of the Company in the State of Delaware (the "Certificate");

         (viii) the Order, dated December 27, 2001, entered by the United States Bankruptcy Court for the District of Delaware;

         (ix) copies certified as true and correct by an officer of the Company of resolutions by unanimous written consent of (a) the sole voting stockholder of the Company, dated December 31, 2001, (b) the Board of Directors of the sole voting stockholder of the Company, dated December 31, 2001, and (c) the Board of Directors of the Company, dated December 31, 2001, in each case relating to the issuance of the December 2001 Preferred Stock and related matters.

The documents, agreements and instruments referred to in paragraphs (i) through
(iii) above are referred to herein as the "Transaction Documents."

December 31, 2001                                                 REED SMITH LLP
Page 3


In making such examination and in rendering the opinions set forth below, we have assumed the genuineness of all signatures (other than those of the Company), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostat copies and the authenticity of the originals of such latter documents.

We have assumed that each of the parties to the Transaction Documents (other than the Company) has the power and authority and has taken the action necessary to authorize the execution and delivery of, and the performance of its obligations under, the Transaction Documents to which it is a party, that such Transaction Documents have been validly executed and delivered by each such party and are binding thereon, that no consent, approval, authorization, declaration or filing by or with any governmental commission, board or agency, which has not been obtained or made, is required for the valid execution or delivery by such party of, or the performance of its obligations under, the Transaction Documents.

As to matters of fact that have not been independently established, we have relied with your permission upon the representations and warranties made by the Company in the Transaction Documents and in certificates of public officials and of officers of the Company, and we have assumed that such representations and warranties and certificates are accurate, complete and valid as of the date hereof.

We have assumed with your permission that (i) the State of New York is the principal place of business of each of Goldman and Cerberus, and (ii) the State of California is the principal place of business of Foothill.

The law covered by the opinions expressed herein is limited to the law of the State of New York, and the Federal law of the United States, and, in respect of the opinions set forth in paragraphs 1 through 5 below, the General Corporation Law of the State of Delaware, and, in respect of the opinion in the last sentence of paragraph 2 below as it concerns the enforceability against the Company of the Stockholder Agreement, the law of the State of Delaware.

Based upon the foregoing, and subject to the exceptions, qualifications, limitations, assumptions and reliances stated herein, it is our opinion that:

         1. Based solely on the Certificate, the Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

December 31, 2001                                                 REED SMITH LLP
Page 4


         2. The Company has the corporate power and authority to (a) execute and deliver, and perform its obligations under, the Transaction Documents, and (b) execute and deliver the December 2001 Notes in substitution for the December 2000 Notes in connection therewith. The execution and delivery by the Company of, and performance by the Company of its obligations under, the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. The substitution of the December 2001 Notes for the December 2000 Notes has been duly authorized by all necessary corporate action on the part of the Company. Each of the Transaction Documents and the December 2001 Notes has been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the Company's legal, valid and binding obligation enforceable against the Company in accordance with its terms.

         3. The execution and delivery by the Company of, and performance by the Company of its obligations under, the Transaction Documents do not (a) violate any provision of the Charter Documents or (b) violate any statute, rule or regulation of any governmental authority of the United States or the State of New York, or any provision of the General Corporation Law of the State of Delaware, known to us to which the Company is subject.

         4. The issuance, sale and delivery by the Company of the December 2001 Preferred Stock have been duly authorized by all requisite corporate action by the Company and, when sold and delivered in the manner contemplated by the Exchange Agreement, will be duly and validly issued and outstanding, fully paid and non-assessable and free of any adverse claims, limitations on voting rights, options and other encumbrances, other than as specified in the Transaction Documents.

         5. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, which has not been obtained or made, is required for the execution and delivery by the Company of, and performance by the Company of its obligations under, the Transaction Documents (except for notice filings that may be required by applicable state "blue sky" laws and Federal securities laws).

         6. Based upon the representations and warranties of the Company and the Holders in the Transaction Documents with respect to factual matters, it is not necessary in connection with the offer, sale and delivery of the December 2001 Preferred Stock to the Holders under the Exchange Agreement to register the December 2001 Preferred Stock under the Securities Act of 1933, as amended, or under any applicable state securities or "blue sky" laws (except for notice filings that may be required by applicable state "blue sky" laws and Federal securities laws).

December 31, 2001                                                 REED SMITH LLP
Page 5

The opinions expressed herein are subject in all respect to the following further qualifications, limitations and exclusions:

         a. The opinions set forth in paragraph 2 above with respect to enforceability are further subject to the effects of laws relating to fraudulent conveyances, transfers and obligations, including, without limitation, Bankruptcy Code Section 548, the Uniform Fraudulent Transfer Act and other laws in pari materia. Moreover, provisions of the Transaction Documents that permit the Holders to take action or make determinations, or to benefit from indemnities and similar undertakings of the Company, may be subject to a requirement that such action be taken or such determinations be made, and that any action or inaction by any of the Holders that may give rise to a request for payment under any such indemnity or similar undertaking be taken or not taken, on a reasonable basis and in good faith. The foregoing opinions with respect to enforceability are further qualified by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally and by general principles of equity, public policy considerations, judicial discretion and general requirements of good faith and fair dealing and commercial reasonableness (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         b. We express no opinion as to how the transaction contemplated by the Transaction Documents (the "Transaction") may be characterized or treated under the laws of the State of New York relating to licensure of home care service agencies or by any governmental agency, including without limitation the New York State Department of Health or the New York Public Health Council, charged with the enforcement of such laws. We further express no opinion as to the effect on the Company or its performance under the Transaction Documents of any governmental agency's failure to approve a change of ownership and/or control deemed to have resulted from the Transaction, including without limitation the Company's continued indirect ownership of Coram Healthcare Corporation of Greater New York, a New York corporation, and/or Coram Healthcare Corporation of New York, a New York corporation.

         c. The enforceability of provisions in the Transaction Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

         d. We express no opinion as to any provisions in the Transaction Documents relating to the waiver of any defenses or rights, jurisdiction or release of any party.

December 31, 2001                                                 REED SMITH LLP
Page 6

         e. We express no opinion as to the enforceability of the indemnification provisions contained in any of the Transaction Documents insofar as said provisions contravene public policy or might require indemnification or payments with respect to any litigation against a party to any of the Transaction Documents determined adversely to the other party(ies) to such litigation, or any loss, cost or expense arising out of an indemnified party's gross negligence or willful misconduct or any violation by an indemnified party of statutory duties, general principles of equity or public policy.

         f. Except as expressly set forth in paragraphs 5 and 6 above, no opinion is given as to the application of any securities laws.

         g. Our opinions are issued as of the date hereof and are limited to the laws now in effect as to which our opinions relate and facts and circumstances in existence on the date hereof, and we assume no undertaking to advise you of any changes in the opinions expressed herein as a result of any change in any laws, facts or circumstances which may come to our attention after the date hereof.

         h. References in this opinion letter to matters "known to us," a statement made "to our knowledge" or words of similar import are intended to indicate that, during the course of our representation of the Company, no information that would give current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have had substantive involvement in the negotiation of the Transaction Documents. Furthermore, with your permission we have made no independent investigation of any such matter other than as set forth herein and no inferences to the contrary should be drawn from our representation of the Company in this matter.

         i. We express no opinion as to the effect or applicability of the Bankruptcy Code or any order that may exist (now or in the future) in the proceedings relating to the bankruptcy case of the Company or its sole voting stockholder as to any provision in the Transaction Documents (or in any document or instrument entered into in connection therewith) including, but not limited to, any such provision relating to (1) the voting rights of the holders of the shares of Preferred Stock or (2) the number of members or composition of the Board of Directors of the Company that the holders of shares of the Preferred Stock have the right to elect. The Company has advised us that it has engaged separate counsel to advise on matters related to the Bankruptcy Code and the Company's bankruptcy proceedings.

December 31, 2001                                                 REED SMITH LLP
Page 7

The opinions expressed herein are limited to matters governed by the laws of the State of New York, the Delaware General Corporation Law in respect of the opinions set forth in paragraphs 1 through 5 above (and the law of the State of Delaware in respect of the opinion in the last sentence of paragraph 2 above as it concerns the enforceability against the Company of the Stockholder Agreement), and the Federal laws of the United States of America, and our opinions are limited accordingly. With respect to the opinions expressed in paragraphs 5 and 6 above, to the extent that they are governed by the laws of the State of California, our opinion is based solely upon our review of the pertinent provisions of the CCH Blue Sky Law Reporter as of the date hereof, and our opinions are further limited accordingly.

This opinion letter is furnished solely for your benefit in connection with matters relating to the Transaction Documents and may not be used or relied upon by any other person or for any other purpose without our prior written consent.

                                       Very truly yours,

                                       /s/ REED SMITH LLP


TJD:RKM:CCL:AKK:TEW:EMB:CPS

                                    Exhibit D

                          Opinion of David Schwab, Esq.

                   (Coram Healthcare Corporation Letterhead)



                                December 31, 2001



Goldman Sachs Capital Partners, L.P.
85 Broad Street, 6th Floor
New York, New York 10004

Foothill Capital Corporation
2450 Colorado Avenue
Santa Monica, California 90404

Cerberus Partners L.P.
450 Park Avenue, 28th Floor
New York, New York 10022

         Re:      Coram, Inc.


Ladies and Gentlemen:

I am Vice President and General Counsel of Coram, Inc., a Delaware corporation (the "Company"). I am rendering this opinion in connection with the transactions contemplated by the Exchange Agreement dated as of the date hereof (the "Exchange Agreement") by and among the Company, and Goldman Sachs Credit Partners L.P., a Bermuda limited partnership ("Goldman"), Foothill Capital Corporation, a California corporation ("Foothill") and Cerberus Partners L.P., a New York limited partnership ("Cerberus") (collectively, the "Holders").

Capitalized terms used but not defined herein shall have, unless the context otherwise requires, the respective meanings assigned to them in the Exchange Agreement.

For purposes of this opinion, I have examined (i) the Exchange Agreement; (ii) the Certificate of Amendment of Certificate of Designation filed with the Secretary of the State of Delaware on the date hereof; (iii) the Stockholder Agreement, dated as of December 29, 2000, by and among the Company and the Holders, and of Amendment No. 1 thereto, dated as of December 31, 2001 (such Stockholder Agreement, as so amended, the "Stockholder Agreement"), (iv) Amendment No. 5 of even date herewith in respect of the Securities Exchange Agreement (herein so defined) dated as of May 6, 1998 by and among the Company, Coram Healthcare Corporation, a Delaware corporation ("CHC") and the Holders;
(v) Amended and Restated Series A Senior Subordinated Note of even date herewith issued by the Company in favor of Foothill in the principal amount of $7,539,769.58; (vi) Amended and Restated Series A Senior Subordinated Note of even date herewith issued by the Company in favor of Goldman in the principal amount of $18,275,371.22; (vii) Amended and Restated Series A Senior Subordinated Note of even date herewith issued by the Company in favor of Cerberus in the principal amount of $14,392,797.20; (viii) Amended and Restated Series B Senior Subordinated Convertible Note of even date herewith issued by the Company in favor of Goldman in the principal amount of $41,854,200.46; (ix) Amended and Restated Series B Senior Subordinated Convertible Note of even date herewith issued by the Company in favor of Foothill in the principal amount of $17,267,558.00; (x) Amended and Restated Series B Senior Subordinated Convertible Note of even date herewith issued by the Company in favor of Cerberus in the principal amount of $32,962,340.56; and (xi) material agreements to which the Company is bound and such other documents, originals or copies, certified or otherwise identified to my satisfaction, as I deemed necessary or advisable as a basis for the opinions hereinafter expressed.

The documents, agreements and instruments referred to in paragraphs (i) through
(xi) above are referred to herein as the "Transaction Documents."

Based on the foregoing, and subject to the exceptions and qualifications stated herein, it is my opinion that:

         1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

         2. The Company has the corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation enforceable against the Company in accordance with its terms.

         3. To the best of my knowledge, the execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or conflict with any of the terms or provisions of any material agreements to which the Company is a party or by which any of its subsidiaries are bound.

         4. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions therein contemplated will not violate any court order or government authority order to which the Company is subject on the date hereof.

I express no opinion as to the effect or applicability of the Bankruptcy Code or any order that may exist (now or in the future) in the proceedings relating to the bankruptcy case of the Company or CHC as to any provision in the Transaction Documents (or in any document or instrument, entered into in connection therewith) including, but not limited to, any such provision relating to (1) the voting rights of the holders of the shares of Preferred Stock or (2) the number of members or composition of the Board of Directors of the Company that the holders of shares of the Preferred Stock have the right to elect.

I am licensed to practice law in the State of Tennessee, and my opinion is limited accordingly.

This opinion may be relied upon by the addressees in connection with the above transactions. This opinion is not to be relied upon by the addressees for any other purpose, or relied upon by any other person or for any other purpose without my prior written consent.

                                           Very truly yours,


                                           /s/ DAVID A. SCHWAB
                                           ------------------------------------
                                           David A. Schwab
                                           Vice President, General Counsel

                                    Exhibit E

                             Bankruptcy Court Order

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re                                )
                                     )
CORAM HEALTHCARE CORP. and           )           Chapter 11
CORAM, INC.                          )
                                     )           Case Nos. 00-3299 (MFW)
            Debtors.                 )           through 00-3300 (MFW)
                                     )


                             ORDER AUTHORIZING AND
           APPROVING ISSUANCE OF PREFERRED STOCK IN EXCHANGE FOR DEBT

     Upon the Emergency Motion dated December 26, 2001 (the "Motion") of Coram, Inc. and Coram Healthcare Corp. (the "Debtors") for an Order Authorizing and Approving Issuance of Preferred Stock in Exchange for Debt and for an Order Scheduling Hearing on Limited Notice, and the Court having issued an Order Scheduling Hearing to Consider Emergency Motion For an Order Authorizing and Approving Issuance of Preferred Stock in Exchange For Debt (the "Scheduling Order") scheduling December 27, 2001 at 11:30 a.m. as the date and time for a hearing (the "Hearing") on the Motion seeking authorization and approval for Coram, Inc. to issue preferred stock in exchange for a portion of the indebtedness represented by the Debtors' outstanding unsecured notes (the "Senior Notes") in accordance with certain terms, and granting incidental relief related thereto; and due and sufficient notice of the Motion and the Hearing having been given in accordance with the terms of the Scheduling Order, as evidenced by the affidavits of service on file with this Court; and upon the record of the Hearing; and upon all prior proceedings in the Debtors' chapter 11 cases; and it appearing that the relief requested in the Motion is necessary and in the best interests of the Debtors, their estates and their creditors; and all objections to the Motion having been withdrawn, resolved, overruled or denied, as set forth in the record of the Hearing; and after due deliberation and sufficient caused appearing therefor, it is hereby

     ORDERED that the Motion is hereby granted; and it is further

     ORDERED that Coram, Inc. is hereby authorized and empowered to issue preferred stock ("Preferred Stock") in exchange for indebtedness evidenced by the Senior Notes; and it is further

     ORDERED that the Debtors and the holders of the Senior Notes (the "Noteholders") are authorized and empowered to execute such documents and take such other actions as may be reasonably required to implement and effectuate the transactions contemplated hereby; and it is further

     ORDERED that in the event the results of the audit of the Debtors' financial statements for calendar year 2001 should conclude that the Note Exchange did not exchange sufficient Senior Note indebtedness for preferred stock to establish a minimum equity of the Debtors of $75 million as of December 31, 2001, as required for the Debtors to remain in compliance with the Omnibus Budget Reconciliation Act of 1993 ("Stark II"), then the Debtors and the Noteholders are authorized and empowered to exchange such additional Senior Note indebtedness for such additional shares of Preferred Stock as may be required to enable the Debtors to establish $75 million in equity on like terms, and any such additional exchange shall be deemed to have occurred as of December 31, 2001, all without further order of the Court; and it is further

     ORDERED that if equitable relief is sought by any party in interest against the Noteholders, all affirmative defenses and other rights of the Noteholders and the Debtors shall be preserved, and all such issues shall be determined, as though the Note Exchange had never occurred; and it is further

     ORDERED that the Preferred Stock shall be issued pursuant to a private placement exemption to be obtained from the Securities and Exchange Commission and not pursuant to section 1145 of the Bankruptcy Code.


Dated: December 27, 2001

                                        /s/ MARY F. WALRATH
                                        ------------------------------
                                        HONORABLE MARY F. WALRATH
                                        UNITED STATES BANKRUPTCY JUDGE